Prospectus

March 3, 2008

Seligman

Global Fund Series, Inc.

Investing Around the World for Capital Appreciation

•  Seligman Emerging Markets Fund

•  Seligman Global Growth Fund

•  Seligman Global Smaller Companies Fund

•  Seligman Global Technology Fund

•  Seligman International Growth Fund

The Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if one or more of these Funds is suitable for you.

EQSGFS1 3/2008

Table of Contents

This Prospectus contains information about Seligman Global Fund Series, Inc. (the “Series”), which consists of five separate funds.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

The Funds

Seligman Emerging Markets Fund

Investment Objective

The Seligman Emerging Markets Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund generally invests at least 80% of its net assets in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets.

Emerging Market:

A market in a developing country or a market represented in the Morgan Stanley Capital International Emerging Markets Free Index. Developing countries are those classified by the World Bank as low-income or middle-income economies, regardless of their particular stage of development.

The Fund will focus its investments in those emerging markets in which the investment manager believes the economies are developing strongly and markets are becoming more liquid, or other emerging markets that meet the portfolio manager’s criteria for investability. The Fund seeks to benefit from policies of economic development being adopted in many emerging markets. These policies include domestic price reform, reducing internal budget deficits, privatization, encouraging foreign investments, and developing capital markets.

The Fund combines a bottom-up investment style with top-down analysis of regions, countries and sectors. This means the portfolio manager concentrates first on analysis of individual companies then on analysis of individual sectors, countries and regions.

In selecting individual securities, the portfolio manager looks to identify companies that it believes display one or more of the following:

☐	Operate in growing markets

☐	Attractive valuations relative to cash earnings forecasts or other valuation criteria

☐	Unique sustainable competitive advantages (e.g., market share, proprietary products)

☐	Improving industry or country fundamentals

Following stock selection, the portfolio manager then focuses on portfolio construction that considers top-down risk control based on such factors as:

☐	Relative economic growth potential of the various economies and securities markets

☐	Political, financial, and social conditions influencing investment opportunities

☐	Relative rates of earnings growth

☐	Interest rate outlook and expected levels of inflation

☐	Market prices relative to historic averages

The Fund generally sells a stock if the portfolio manager believes its target price has been reached, its earnings are disappointing, its revenue growth has slowed, its underlying fundamentals have deteriorated, or there are deteriorating industry or country fundamentals. The Fund may also sell or trim a stock if the portfolio manager believes, from a risk control perspective, the stock’s position size is inappropriate for the portfolio. Also, stocks may be sold when negative country, currency, or general industry factors affect a company’s outlook, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a

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Seligman Emerging Markets Fund

US or foreign stock exchange or traded in US or foreign over-the-counter markets. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund may also invest up to 10% of its assets in exchange-traded funds (ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the “80%” investment policy described in the second paragraph under “Principal Investment Strategies.”

There is no guarantee the Fund will achieve its objective.

Principal Risks

The Fund’s net asset value may fluctuate more than other equity funds or other global equity funds that do not invest heavily in emerging markets. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them. Emerging countries may have relatively unstable governments, economies based on less diversified industrial bases, and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned, and more recently organized than many US companies.

Foreign securities in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks. Investing in emerging markets involves a greater degree of risk, and an investment in the Fund should be considered speculative.

Investments in smaller companies typically involve greater risks than investments in larger companies.

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Seligman Emerging Markets Fund

Small company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets and financial and managerial resources.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the portfolio manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected.

To the extent the Fund invests some of its assets in other higher-risk securities, such as illiquid securities, it may be subject to higher price volatility. Securities traded in the over-the-counter markets involve risks, including the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, the Fund may not be able to sell when the portfolio manager deems it advantageous to do so.

If the Fund invests in ETFs, shareholders would bear not only the Fund’s expenses (including operating expenses and management fees), but also similar expenses of the ETFs, and the Fund’s returns will therefore be lower.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Option transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When options are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied from year to year, as well as how the per-

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Seligman Emerging Markets Fund

formance of certain of the Fund’s classes compares to two measures of performance.

Although the Fund’s fiscal year ends on October 31, the following performance information is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class due to differing fees and expenses.

The Class A annual total returns presented in the bar chart on page 5 do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The Fund’s average annual total returns presented in the table on page 5 do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $50,000 is 5.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented in the tables the Funds’ Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested.

Through at least February 28, 2009, J. & W. Seligman & Co. Incorporated (“Seligman”) has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of the Fund’s average daily net assets. Other fee waiver/expense reimbursement arrangements were in effect prior to this arrangement. Absent such management fee waivers/expense reimbursements, returns presented in the bar chart and table would have been lower.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C, Class D and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

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Seligman Emerging Markets Fund

Class A Annual Total Returns—Calendar Years

Best calendar quarter return: 33.99% – quarter ended 12/31/99.
Worst calendar quarter return: -25.67% – quarter ended 9/30/98.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Ten Years		Class C Since Inception 5/27/99		Class R Since Inception 4/30/03

Class A

Return before taxes	33.95%	35.12%	10.36%		n/a		n/a

Return after taxes on distributions	29.44	33.23	9.58		n/a		n/a

Return after taxes on distributions and sale of Fund shares	24.32	30.90	8.91		n/a		n/a

Class B	36.03	35.52	10.33	(1)	n/a		n/a

Class C	40.19	35.72	n/a		14.49%		n/a

Class D	40.57	35.82	10.23		n/a		n/a

Class R	41.33	n/a	n/a		n/a		39.06%

MSCI Emerging Markets (EM) Index	39.78	37.44	14.52		17.98	(2)	39.80

Lipper Emerging Markets Funds Average	36.51	35.86	14.40		18.62		38.01

The Morgan Stanley Capital International Emerging Markets Index (“MSCI Emerging Markets (EM) Index”) and the Lipper Emerging Markets Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions, if any. The Lipper Emerging Markets Funds Average excludes the effect of fees, sales charges and taxes, and the MSCI Emerging Markets (EM) Index excludes the effect of expenses, fees, sales charges and taxes. The MSCI Emerging Markets (EM) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Lipper Emerging Markets Funds Average comprises mutual funds which seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s gross national product (GNP) per capita or other economic measures. Investors cannot invest directly in an average or index.

Prior to March 31, 2000, Seligman employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Fund. From March 31, 2000 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management Company, LLP has been employed by Seligman as subadviser to provide portfolio management services to the Fund.

(1)	The ten-year return for Class B shares reflects automatic conversions to Class A shares approximately eight years after their date of purchase.

(2)	From 5/31/99.

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Seligman Emerging Markets Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class B	Class C	Class D	Class R

Total Maximum Sales Charge (Load)	5.75%		5%	1%	1%	1%

Maximum Sales Charge (Load) on Purchases (as a % of offering price)	5.75	%(2)	none	none	none	none

Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none	(2)	5%	1%	1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

(as a percentage of average net assets)

Management Fees	1.25%		1.25%	1.25%	1.25%	1.25%

Distribution and/or Service (12b-1) Fees	0.25%		1.00%	1.00%	1.00%	0.50%

Other Expenses(3)	0.95%		0.95%	0.95%	0.95%	0.95%

Total Gross Operating Expenses(1)	2.45%		3.20%	3.20%	3.20%	2.70%

(1) Less: Fee Waiver/Expense Reimbursement	0.10%		0.10%	0.10%	0.10%	0.10%

Net Operating Expenses (after Fee Waiver/Expense Reimbursement)	2.35%		3.10%	3.10%	3.10%	2.60%

(2)

Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

(3)

Through at least February 28, 2009, Seligman has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of the Fund’s average daily net assets. This fee waiver and/or expense reimbursement is reflected above in footnote (1).

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses are (i) the Fund’s net operating expenses shown above through February 28, 2009 (which reflect the contractual expense reimbursement/fee waiver arrangement described above) and (ii) after February 28, 2009, the Fund’s total gross operating expenses shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$799	$1,286	$1,797	$3,194

Class B	813	1,277	1,865	3,324†

Class C	413	977	1,665	3,496

Class D	413	977	1,665	3,496

Class R	363	829	1,421	3,024

If you did not sell your shares at the end of each period, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$799	$1,286	$1,797	$3,194

Class B	313	977	1,665	3,324	†

Class C	313	977	1,665	3,496

Class D	313	977	1,665	3,496

Class R	263	829	1,421	3,024

†	Class B shares will automatically convert to Class A shares approximately eight years after purchase.

Management Fees:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid out by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:
Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

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Seligman Global Growth Fund

Investment Objective

The Seligman Global Growth Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund invests primarily in equity securities of non-US and US growth companies that have the potential to benefit from global economic or social trends. The Fund may invest in high-quality, large-and mid-capitalization companies that are considered leaders in their industries, emphasizing those industries that are growing on a global basis. Typically, the Fund will invest in several countries in different geographic regions. Additionally, the Fund may invest up to 15% in emerging market equities.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the US, have their securities traded on non-US exchanges or have been formed under the laws of non-US countries. The portfolio manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these types of companies or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the US if it derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US.

The Fund uses an investment process that emphasizes bottom-up research with a focus on companies with improving fundamentals exemplified by identifiable catalysts and strong earnings growth.

In selecting individual securities, the portfolio manager looks to identify companies that it believes display one or more of the following:

¢	Accelerating fundamentals or earnings growth with consideration paid to valuations

¢	Quality management

¢	Strong possibility of multiple expansion

¢	Unique competitive advantages (e.g., market share, proprietary products)

¢	Potential for improvement in overall operations

The Fund generally sells a stock if the portfolio manager believes its target price has been reached, its earnings are disappointing, its revenue or earnings growth has slowed, or the stock’s or industry’s underlying fundamentals have deteriorated. The Fund may also sell a stock if the portfolio manager believes that negative country or regional factors or shifts in global trends may negatively affect a company’s outlook, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

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Seligman Global Growth Fund

The Fund may also invest up to 10% of its assets in exchange-traded funds (ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies (e.g., investing less than 30% of its assets in companies outside the US) in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors.

There is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund’s net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Foreign securities in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

The Fund seeks to limit the risk of investing in foreign securities by diversifying its investments among different countries, as well as among different themes. Diversification reduces the effect events in any one country will have on the Fund’s entire investment portfolio. However, a decline in the value of the Fund’s investments in one country may offset potential gains from investments in another country.

If global markets do not develop or continue to develop, the Fund’s performance could be negatively affected.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the portfolio manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

If the Fund invests in ETFs, shareholders would bear not only the Fund’s expenses (including operating expenses and management fees), but also similar expenses of the ETFs, and the Fund’s returns will therefore be lower.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to

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Seligman Global Growth Fund

bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Option transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When options are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of certain of the Fund’s classes compares to four measures of performance.

Although the Fund’s fiscal year ends on October 31, the following performance information is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class due to differing fees and expenses.

The Class A annual total returns presented in the bar chart on page 11 do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The Fund’s average annual total returns presented in the table on page 11 do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $50,000 is 5.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented in the tables the Funds’ Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested.

Through at least February 28, 2009, Seligman has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of the Fund’s average daily net assets. In the

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Seligman Global Growth Fund

past, Seligman made payments to the Fund. In addition, other fee waiver/expense reimbursement arrangements were in effect prior to this arrangement. Absent such management fee waivers/expense reimbursements and payments, returns presented in the bar chart and table would have been lower.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C, Class D and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

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Seligman Global Growth Fund

Class A Annual Total Returns—Calendar Years

Best calendar quarter return: 24.43% – quarter ended 12/31/99.
Worst calendar quarter return: -20.56% – quarter ended 12/31/00.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Ten Years		Class C Since Inception 5/27/99		Class R Since Inception 4/30/03

Class A

Return before taxes	16.61%	15.27%	4.79%		n/a		n/a

Return after taxes on distributions	16.61	15.27	4.19		n/a		n/a

Return after taxes on distributions and sale of Fund shares	10.80	13.45	4.01		n/a		n/a

Class B	17.97	15.51	4.82	(1)	n/a		n/a

Class C	21.82	15.74	n/a		2.63%		n/a

Class D	21.82	15.74	4.66		n/a		n/a

Class R	22.48	n/a	n/a		n/a		16.65%

MSCI World Index	9.57	17.51	7.44		5.49	(2)	17.97

MSCI World Growth Index	15.12	15.82	6.02		3.56	(2)	16.24

Lipper Global Large-Cap Growth Funds Average	13.47	17.18	7.36		4.97		17.90

Lipper Global Funds Average	11.07	17.22	7.73		6.90		18.13

The Morgan Stanley Capital International World Index (“MSCI World Index”), the Morgan Stanley Capital International World Growth Index (“MSCI World Growth Index”), and the Lipper Global Large-Cap Growth Funds Average and the Lipper Global Funds Average (the “Lipper Averages”) are unmanaged benchmarks that assume reinvestment of all distributions, if any. The Lipper Averages excludes the effect of fees, sales charges and taxes, and the MSCI World Index and the MSCI World Growth Index exclude the effect of expenses, fees, sales charges and taxes. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Growth Index is a free float-adjusted market capitalization-weighted equity index representing “growth” (high price to book value) securities in the world’s developed stock markets. The Lipper Global Funds Average comprises mutual funds which invest at least 25% of their portfolios in equity securities traded outside the US, and may own US securities as well. The Lipper Global Large-Cap Growth Funds Average comprises mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the US with market capitalizations (on a three-year weighted basis) greater than the 500th largest company in the S&P/Citigroup World Broad Market Index (BMI). Large-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World BMI. Lipper currently classifies the Fund as a Global Large-Cap Growth Fund. Investors cannot invest directly in an average or index.

Prior to March 31, 2000, Seligman employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Fund. From March 31, 2000 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management Company LLP has been employed by Seligman as subadviser to provide portfolio management services to the Fund.

(1)	The ten-year return for Class B shares reflects automatic conversions to Class A shares approximately eight years after their date of purchase.

(2)	From 5/31/99.

11

Seligman Global Growth Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class B	Class C	Class D	Class R

Total Maximum Sales Charge (Load)	5.75%		5%	1%	1%	1%

Maximum Sales Charge (Load) on Purchases (as a % of offering price)	5.75	%(2)	none	none	none	none

Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none	(2)	5%	1%	1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

(as a percentage of average net assets)

Management Fees	1.00%		1.00%	1.00%	1.00%	1.00%

Distribution and/or Service (12b-1) Fees	0.25%		1.00%	1.00%	1.00%	0.50%

Other Expenses(3)	1.06%		1.06%	1.06%	1.06%	1.06%

Total Gross Operating Expenses(1)	2.31%		3.06%	3.06%	3.06%	2.56%

(1) Less: Fee Waiver/Expense Reimbursement	0.21%		0.21%	0.21%	0.21%	0.21%

Net Operating Expenses (after Fee Waiver/Expense Reimbursement)	2.10%		2.85%	2.85%	2.85%	2.35%

(2)

Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

(3)

Through at least February 28, 2009, Seligman has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of the Fund’s average daily net assets. This fee waiver and/or expense reimbursement is reflected above in footnote (1).

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses are (i) the Fund’s net operating expenses shown above through February 28, 2009 (which reflect the contractual expense reimbursement/fee waiver arrangement described above) and (ii) after February 28, 2009, the Fund’s total gross operating expenses shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$776	$1,236	$1,721	$3,053

Class B	788	1,225	1,788	3,185	†

Class C	388	925	1,588	3,359

Class D	388	925	1,588	3,359

Class R	338	777	1,342	2,879

If you did not sell your shares at the end of each period, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$776	$1,236	$1,721	$3,053

Class B	288	925	1,588	3,185	†

Class C	288	925	1,588	3,359

Class D	288	925	1,588	3,359

Class R	238	777	1,342	2,879

†	Class B shares will automatically convert to Class A shares approximately eight years after purchase.

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid out by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

12

Seligman Global Smaller Companies Fund

Investment Objective

The Seligman Global Smaller Companies Fund’s investment objective is long-term capital appreciation.

Smaller companies:

Companies with market capitalization, at the time of purchase by the Fund, equivalent to US $3 billion or less.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund generally invests at least 80% of its assets in equity securities of smaller US and non-US companies. The Fund may invest in companies domiciled in any country, although it typically invests in developed countries. Relative to its benchmark, the Fund is generally neutrally weighted across the major geographic regions.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the US, have their securities traded on non-US exchanges or have been formed under the laws of non-US countries. The portfolio manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these types of companies or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the US if it derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US.

The Fund uses an investment approach that is bottom-up focused, looking for both extended growth opportunities and special situations (including value stocks) within each region.

In selecting individual securities, the portfolio managers look for companies that they believe display the following characteristics:

■	Extended growth opportunities or special situations where there is a potential for improvement in overall operations

■	A well articulated and believable business model

■	Quality management

■	Sustainable competitive advantage

■	Strong financial characteristics

The Fund generally sells a stock if the portfolio managers believe its target price has been reached, its earnings are disappointing, its revenue or earnings growth has slowed, its underlying fundamentals have deteriorated, or the portfolio managers are finding better opportunities elsewhere. The Fund may also sell a stock if the portfolio managers believe that negative country or regional factors may affect a company’s outlook, to manage risk in the Fund, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying secu-

13

Seligman Global Smaller Companies Fund

rity at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund may also invest up to 10% of its assets in exchange-traded funds (ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies (e.g., investing less than 30% of its assets in companies outside the US) in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the “80%” investment policy described in the second paragraph under “Principal Investment Strategies.”

The Board of Directors may change the definition of “smaller companies” if it concludes that such a change is appropriate.

There is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund’s net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Foreign securities in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets and financial and managerial resources.

The Fund may be affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the portfolio managers to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

14

Seligman Global Smaller Companies Fund

If the Fund invests in ETFs, shareholders would bear not only the Fund’s expenses (including operating expenses and management fees), but also similar expenses of the ETFs, and the Fund’s returns will therefore be lower.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Option transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When options are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of certain of the Fund’s classes compares to two measures of performance.

Although the Fund’s fiscal year ends on October 31, the following performance information is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class due to differing fees and expenses.

The Class A annual total returns presented in the bar chart on page 17 do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The Fund’s average annual total returns presented in the table on page 17 do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $50,000 is 5.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented in the tables the Funds’ Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were rein-

15

Seligman Global Smaller Companies Fund

vested. Returns presented in the bar chart and table include the effect of a payment from Seligman to the Fund in 2004. Absent such payment, returns that include 2004 would have been lower.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C, Class D and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

16

Seligman Global Smaller Companies Fund

Class A Annual Total Returns—Calendar Years

Best calendar quarter return: 18.72% – quarter ended 12/31/99.
Worst calendar quarter return: -19.97% – quarter ended 9/30/01.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99	Class R Since Inception 4/30/03

Class A

Return before taxes	(2.66)%	17.72%	4.34%	n/a	n/a

Return after taxes on distributions	(4.78)	16.32	3.53	n/a	n/a

Return after taxes on distributions and sale of Fund shares	(0.15)	15.23	3.51	n/a	n/a

Class B	(1.43)	18.00	4.32 (1)	n/a	n/a

Class C	1.59	18.27	n/a	4.98%	n/a

Class D	1.60	18.26	4.18	n/a	n/a

Class R	2.10	n/a	n/a	n/a	20.46%

S&P/Citigroup Broad Market Less Than US $2 Billion Index	3.60	22.43	11.08	12.09	22.81

Lipper Global Small/Mid-Cap Core Funds Average	2.40	18.32	4.94	6.51	19.77

The Standard & Poor’s/Citigroup Broad Market Less Than US $2 Billion Index (the “S&P/Citigroup Index”) and the Lipper Global Small/Mid-Cap Core Funds Average (the “Lipper Average”) are unmanaged benchmarks that assume reinvestment of all distributions, if any. The Lipper Average excludes the effect of fees, sales charges and taxes, and the S&P/Citigroup Index excludes the effect of expenses, fees, sales charges and taxes. The S&P/Citigroup Index represents the entire universe of institutionally investable securities with total available market capitalization of at least the local equivalent of US $100 million and not more than US $2 billion. The Lipper Average measures the performance of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the US with market capitalizations (on a three-year weighted basis) less than the 500th-largest company in the S&P/Citigroup World Broad Market Index (BMI). Small/mid-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P/Citigroup World BMI. Investors cannot invest directly in an average or index.

Prior to January 1, 2003, Seligman employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Fund. From January 1, 2003 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management Company LLP has been employed by Seligman as subadviser to provide portfolio management services for the Fund. In June 2004, Wellington Management Company LLP delegated a portion of its portfolio management responsibilities in respect of the Fund to its affiliate, Wellington Management International Ltd. As of April 2006, no employee of Wellington Management International Ltd is providing portfolio management services to the Fund.

(1)	The ten-year return for Class B shares reflects automatic conversions to Class A shares approximately eight years after their date of purchase.

17

Seligman Global Smaller Companies Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class B	Class C	Class D	Class R

Total Maximum Sales Charge (Load)	5.75%		5%	1%	1%	1%

Maximum Sales Charge (Load) on Purchases (as a % of offering price)	5.75	% (1)	none	none	none	none

Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none	(1)	5%	1%	1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

(as a percentage of average net assets)

Management Fees	0.95%		0.95%	0.95%	0.95%	0.95%

Distribution and/or Service (12b-1) Fees	0.25%		1.00%	1.00%	1.00%	0.50%

Other Expenses	0.59%		0.59%	0.59%	0.59%	0.59%

Total Annual Fund Operating Expenses	1.79%		2.54%	2.54%	2.54%	2.04%

(1)

Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$746	$1,106	$1,489	$2,559

Class B	757	1,091	1,550	2,692	†

Class C	357	791	1,350	2,875

Class D	357	791	1,350	2,875

Class R	307	640	1,098	2,369

If you did not sell your shares at the end of each period, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$746	$1,106	$1,489	$2,559

Class B	257	791	1,350	2,692	†

Class C	257	791	1,350	2,875

Class D	257	791	1,350	2,875

Class R	207	640	1,098	2,369

†	Class B shares will automatically convert to Class A shares approximately eight years after purchase.

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid out by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

18

Seligman Global Technology Fund

Investment Objective

The Seligman Global Technology Fund’s investment objective is long-term capital appreciation.

Technology:

The use of science to create new products and services. The industry comprises information technology and communications, as well as medical, environmental and bio-technology.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund generally invests at least 80% of its assets in equity securities of US and non-US companies with business operations in technology and technology-related industries. Technology-related companies are those companies that use technology extensively to improve their business processes and applications. The Fund may invest in companies domiciled in any country which the investment manager believes to be appropriate to the Fund’s objective. The Fund generally invests in several countries in different geographic regions.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the US, have their securities traded on non-US exchanges or have been formed under the laws of non-US countries. The investment manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these types of companies or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the US if it derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US.

The Fund may invest in companies of any size. Securities of large companies that are well established in the world technology market can be expected to grow with the market and will frequently be held by the Fund. However, rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for companies of small-to-medium size, and the Fund may invest in these companies as well.

The investment manager seeks to identify those technology companies that it believes have the greatest prospects for future growth, regardless of their countries of origin. The Fund uses an investment style that combines research into individual company attractiveness with macro analysis. This means that the investment manager uses extensive in-depth research to identify attractive technology companies around the world, while seeking to identify particularly strong technology sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, the investment manager looks for companies that it believes display one or more of the following:

■	Above-average growth prospects

■	High profit margins

■	Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity)

■	Quality management and equity ownership by executives

■	Unique competitive advantages (e.g., market share, proprietary products)

■	Potential for improvement in overall operations

The Fund generally sells a stock if the investment manager believes its target price has been reached, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated. The Fund may also sell a stock if the investment manager believes that negative country or regional factors may affect a company’s outlook, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities. The Fund may also invest in depositary receipts,

19

Seligman Global Technology Fund

which are publicly traded instruments generally issued by US or foreign banks or trust companies that represent securities of foreign issuers.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund may also invest up to 10% of its assets in exchange-traded funds (ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies (e.g., investing less than 30% of its assets in companies outside the US) in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the “80%” investment policy described in the second paragraph under “Principal Investment Strategies.”

There is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund’s net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Foreign securities in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

The Fund may be susceptible to factors affecting technology and technology-related industries, and the Fund’s net asset value may fluctuate more than a fund that invests in a wider range of industries. Technology companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

The Fund seeks to limit risk by diversifying its investments among different sectors within the technology industry, as well as among different countries. Diversification reduces the effect the performance of any one sector or events in any one country will have on the Fund’s entire investment portfolio. However, a decline in the value of one of the Fund’s investments may offset potential gains from other investments.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events. There can be no assurances

20

Seligman Global Technology Fund

that the Fund will achieve, by investing in initial public offerings or otherwise, the strong performance that the Fund had previously experienced, and past performance is no guarantee of future investment results.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

If the Fund invests in ETFs, shareholders would bear not only the Fund’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Fund’s returns will therefore be lower.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Option transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When options are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of certain of the Fund’s classes compares to four measures of performance.

Although the Fund’s fiscal year ends on October 31, the following performance information is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class due to differing fees and expenses.

The Class A annual total returns presented in the bar chart on page 23 do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The Fund’s average annual total returns presented in the table on page 23 do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $50,000 is 5.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented in the tables the Funds’ Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all divi-

21

Seligman Global Technology Fund

dends and capital gain distributions, if any, were reinvested. Returns presented in the bar chart and table include the effect of a payment from Seligman to the Fund in 2004. Absent such payment, returns would have been lower.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C, Class D and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

22

Seligman Global Technology Fund

Class A Annual Total Returns—Calendar Years

Best calendar quarter return: 55.72% – quarter ended 12/31/99.
Worst calendar quarter return: -32.60% – quarter ended 9/30/01.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Ten Years		Class C Since Inception 5/27/99		Class R Since Inception 4/30/03

Class A

Return before taxes	8.31%	14.62%	7.44%		n/a		n/a

Return after taxes on distributions	8.31	14.62	6.71		n/a		n/a

Return after taxes on distributions and sale of Fund shares	5.40	12.87	6.36		n/a		n/a

Class B	9.05	14.87	7.42	(1)	n/a		n/a

Class C	13.04	15.11	n/a		4.13%		n/a

Class D	13.07	15.10	7.26		n/a		n/a

Class R	13.60	n/a	n/a		n/a		16.52%

MSCI World Index	9.57	17.51	7.44		5.49	(2)	17.97

MSCI World IT Index	15.33	15.11	5.60		(1.35)	(2)	14.39

Lipper Science & Technology Funds Average	14.92	16.12	7.12		0.62		15.05

Lipper Global Funds Average	11.07	17.22	7.73		6.90		18.13

The Morgan Stanley Capital International World Index (the “MSCI World Index”) and the Morgan Stanley Capital International World Information Technology Index (“MSCI World IT Index”, collectively, the “MSCI Indices”), and the Lipper Science & Technology Funds Average and the Lipper Global Funds Average (the “Lipper Averages”) are unmanaged benchmarks that assume reinvestment of all distributions, if any. The Lipper Averages exclude the effect of fees, sales charges and taxes, and the MSCI Indices exclude the effect of expenses, fees, sales charges and taxes. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World IT Index is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity market. The Lipper Science & Technology Funds Average measures the performance of mutual funds that invest primarily in the equity securities of domestic and foreign companies engaged in science and technology. The Lipper Global Funds Funds Average measures the performance of mutual funds that invest at least 25% of total assets in equity securities traded outside the US, and which may own US securities as well. Lipper currently classifies the Fund as a Science & Technology Fund. Investors cannot invest directly in an average or index.

Prior to March 31, 2000, Seligman employed subadvisers that were responsible for providing certain portfolio management services with regard to the Fund’s investments. Seligman no longer uses such sub-advisory services for the Fund.

(1)	The ten-year return for Class B shares reflects automatic conversions to Class A shares approximately eight years after their date of purchase.

(2)	From 5/31/99.

23

Seligman Global Technology Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class B	Class C	Class D	Class R

Total Maximum Sales Charge (Load)	5.75%		5%	1%	1%	1%

Maximum Sales Charge (Load) on Purchases (as a % of offering price)	5.75	%(1)	none	none	none	none

Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none	(1)	5%	1%	1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

(as a percentage of average net assets)

Management Fees	1.00%		1.00%	1.00%	1.00%	1.00%

Distribution and/or Service (12b-1) Fees	0.25%		1.00%	1.00%	1.00%	0.50%

Other Expenses	0.50%		0.50%	0.50%	0.50%	0.50%

Total Annual Fund Operating Expenses	1.75%		2.50%	2.50%	2.50%	2.00%

(1)

Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$743	$1,094	$1,469	$2,519

Class B	753	1,079	1,531	2,652	†

Class C	353	779	1,331	2,836

Class D	353	779	1,331	2,836

Class R	303	627	1,078	2,327

If you did not sell your shares at the end of each period, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$743	$1,094	$1,469	$2,519

Class B	253	779	1,331	2,652	†

Class C	253	779	1,331	2,836

Class D	253	779	1,331	2,836

Class R	203	627	1,078	2,327

† Class B shares will automatically convert to Class A shares approximately eight years after purchase.

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid out by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

24

Seligman International Growth Fund

Investment Objective

The Seligman International Growth Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund invests primarily in high-quality, large- and mid-capitalization growth companies ($1 billion or more at the time of initial purchase by the Fund) that are considered leaders in their industries, emphasizing those industries that are growing on a global basis. The Fund may invest in any country; however, it typically will not invest in the United States. It generally invests in several countries in different geographic regions.

The Fund generally invests in the common stock of medium- to large-sized companies in the principal international markets. However, it may also invest in companies with a lower market capitalization or in smaller regional or emerging markets (representation in the emerging markets will generally be less than 25% of assets).

In selecting individual securities, the portfolio manager looks to identify companies that it believes display one or more of the following:

■	Attractive valuations relative to earnings and revenue forecasts or other valuation criteria (e.g., return on equity)

■	Quality management

■	Unique competitive advantages (e.g., market share, proprietary products)

■	Strong possibility of multiple expansion

■	Potential for improvement in overall operations (hidden/unappreciated value)

The Fund generally sells a stock if the portfolio manager believes its target price has been reached, there is a decelerating trend of earnings growth, deteriorating industry fundamentals, management change or failure, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund may also invest up to 10% of its assets in exchange-traded funds (ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

25

Seligman International Growth Fund

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors.

There is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund’s net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Foreign securities in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

The Fund seeks to limit the risk of investing in foreign securities by diversifying its investments among different regions and countries.

Diversification reduces the effect events in any one country will have on the Fund’s entire investment portfolio. However, a decline in the value of the Fund’s investments in one country may offset potential gains from investments in another country. The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the portfolio manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility. Securities traded in the over-the-counter markets involve risks, including the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, the Fund may not be able to sell when the portfolio manager deems it advantageous to do so.

If the Fund invests in ETFs, shareholders would bear not only the Fund’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Fund’s returns will therefore be lower.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary

26

Seligman International Growth Fund

with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Option transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When options are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of certain of the Fund’s classes compares to four measures of performance.

Although the Fund’s fiscal year ends on October 31, the following performance information is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class due to differing fees and expenses.

The Class A annual total returns presented in the bar chart on page 29 do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The Fund’s average annual total returns presented in the table on page 29 do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $50,000 is 5.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented in the tables the Funds’ Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

Through at least February 28, 2009, Seligman has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of the Fund’s average daily net assets. Other fee waiver/expense reimbursement arrangements were in effect prior to this arrangement. Absent such management fee waivers/expense reimbursements, returns presented in the bar chart and table would have been lower.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C, Class D and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated

27

Seligman International Growth Fund

using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

28

Seligman International Growth Fund

Class A Annual Total Returns—Calendar Years

Best calendar quarter return: 17.38% – quarter ended 12/31/98.
Worst calendar quarter return: -19.86% – quarter ended 9/30/02.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Ten Years		Class C Since Inception 5/27/99		Class R Since Inception 4/30/03

Class A

Return before taxes	15.01%	18.90%	2.10%		n/a		n/a

Return after taxes on distributions	11.07	18.07	1.59		n/a		n/a

Return after taxes on distributions and sale of Fund shares	11.78	16.45	1.65		n/a		n/a

Class B	16.22	19.21	2.12	(1)	n/a		n/a

Class C	20.10	19.40	n/a		0.93%		n/a

Class D	20.09	19.41	1.98		n/a		n/a

Class R	20.82	n/a	n/a		n/a		21.52%

MSCI EAFE Index	11.63	22.07	9.03		8.22	(2)	23.54

MSCI EAFE Growth Index	16.84	20.23	6.75		5.98	(2)	21.75

Lipper International Multi-Cap Growth Funds Average	15.42	21.93	9.23		8.87		23.31

Lipper International Funds Average	12.44	20.80	8.79		8.51		22.31

The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index (“MSCI EAFE Index”) and the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Growth Index (“MSCI EAFE Growth Index”, collectively, the “MSCI EAFE Indices”) and the Lipper International Multi-Cap Growth Funds Average and the Lipper International Funds Average (collectively, the “Lipper Averages”) are unmanaged benchmarks that assume reinvestment of all distributions, if any. The Lipper Averages exclude the effect of fees, sales charges and taxes, and the MSCI EAFE Indices exclude the effect of expenses, fees, sales charges and taxes. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. The MSCI EAFE Growth Index is a free float-adjusted market capitalization-weighted index that measures stock market performance of the developed markets in Europe, Australasia, and the Far East with a greater-than-average growth orientation. The Lipper International Multi-Cap Growth Funds Average measures the performance of mutual funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-US Broad Market Index (BMI). Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-US BMI. The Lipper International Funds Average measures the performance of mutual funds which invest in equity securities whose primary trading markets are outside the US. Lipper currently classifies the Fund as an International Multi-Cap Growth Fund. Investors cannot invest directly in an average or index.

Prior to March 31, 2000, Seligman employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Fund. From March 31, 2000 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management Company LLP has been employed by Seligman as subadviser to provide portfolio management services to the Fund.

(1)	The ten-year return for Class B shares reflects automatic conversions to Class A shares approximately eight years after their date of purchase.

(2)	From 5/31/99.

29

Seligman International Growth Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are there-fore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class B	Class C	Class D	Class R

Total Maximum Sales Charge (Load)	5.75%		5%	1%	1%	1%

Maximum Sales Charge (Load) on Purchases (as a % of offering price)	5.75	%(1)	none	none	none	none

Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none	(1)	5%	1%	1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

(as a percentage of average net assets)

Management Fees	0.97%		0.97%	0.97%	0.97%	0.97%

Distribution and/or Service (12b-1) Fees	0.25%		1.00%	1.00%	1.00%	0.50%

Other Expenses(2)	0.78%		0.78%	0.78%	0.78%	0.78%

Total Gross Operating Expenses	2.00%		2.75%	2.75%	2.75%	2.25%

(1)

Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

(2)

Through at least February 28, 2009, Seligman has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of the Fund’s average daily net assets. No fee waiver and/or expense reimbursement was required for the fiscal year ended October 31, 2007.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$766	$1,166	$1,591	$2,768

Class B	778	1,153	1,654	2,900	†

Class C	378	853	1,454	3,080

Class D	378	853	1,454	3,080

Class R	328	703	1,205	2,585

If you did not sell your shares at the end of each period, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$766	$1,166	$1,591	$2,768

Class B	278	853	1,454	2,900	†

Class C	278	853	1,454	3,080

Class D	278	853	1,454	3,080

Class R	228	703	1,205	2,585

†	Class B shares will automatically convert to Class A shares approximately eight years after purchase.

Management Fees:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid out by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:
Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

30

Management of the Funds

The Board of Directors provides broad supervision over the affairs of each Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of each Fund. Seligman is responsible for each Fund’s investments and administers each Fund’s business and other affairs.

Established in 1864, Seligman currently serves as manager to 24 US registered investment companies, which offer 61 investment portfolios with approximately $10.7 billion in assets as of January 31, 2008. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at January 31, 2008 of approximately $7.6 billion.

Affiliates of Seligman:

Seligman Advisors, Inc. (“Seligman Advisors”): Each Fund’s general distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:
A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (“SDC”):
Each Fund’s shareholder service agent; provides shareholder account services to the Funds at cost.

Each Fund pays Seligman a fee for its management services equal to a percentage of that Fund’s average daily net assets. Each Fund’s fee rate declines as that Fund’s net assets increase. The management fee rates are:

¢	Seligman Emerging Markets Fund
1.25% on first $1 billion of net assets
1.15% on next $1 billion of net assets
1.05% on net assets in excess of $2 billion

¢	Seligman Global Growth Fund and Seligman
International Growth Fund
1.00% on first $50 million of net assets
0.95% on next $1 billion of net assets
0.90% on net assets in excess of $1,050,000,000

¢	Seligman Global Smaller Companies Fund
1.00% on first $100 million of net assets
0.90% on net assets in excess of $100 million

¢	Seligman Global Technology Fund
1.00% on first $2 billion of net assets
0.95% on next $2 billion of net assets
0.90% on net assets in excess of $4 billion

For each of Seligman Emerging Markets Fund, Seligman Global Growth Fund and Seligman International Growth Fund, through at least February 28, 2009, Seligman has contractually agreed to waive its respective management fee and/or to separately reimburse each Fund’s expenses to the extent that a Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of that Fund’s average daily net assets.

A discussion regarding the basis for the Series’ Board of Directors’ approval of the continuance of the investment management agreement between the Funds and Seligman and the subadvisory agreements in respect of Wellington Management Company, LLP will be made available in the Series’ Mid-Year Report, dated April 30, 2008.

Subadviser

Wellington Management Company, LLP (“Wellington Management”), a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109, is the subadviser for Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman International Growth Fund and Seligman Global Smaller Companies Fund. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit

31

plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of January 31, 2008, Wellington Management had investment management authority with respect to approximately $557 billion in assets.

Seligman pays Wellington Management a fee for the services it provides. This fee does not increase the fee payable by any Fund.

Portfolio Management

Seligman Emerging Markets Fund

Ms. Vera M. Trojan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2003. Ms. Trojan joined Wellington Management as an investment professional in 1989.

Seligman Global Growth Fund

Mr. Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since August 1, 2007 and has been involved in portfolio management and securities analysis for the Fund since 2006. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was an investment professional at American Century Investment Management (2000-2005).

Mr. Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2003. Mr. Offit joined Wellington Management as an investment professional in 1997.

Mr. Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2003. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Mr. Hudson is the lead portfolio manager of the Fund. Messrs. Offit and Berteaux assist in the research and portfolio construction process. In Mr. Hudson’s absence, Messrs. Offit and Berteaux, individually, may purchase or sell securities for the Fund.

Seligman International Growth Fund

Mr. Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2003. Mr. Offit joined Wellington Management as an investment professional in 1997.

Mr. Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2003. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Mr. Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2006. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was an investment professional at American Century Investment Management (2000-2005).

Mr. Offit is the lead portfolio manager of the Fund. Messrs. Berteaux and Hudson assist in the research and portfolio construction process. In Mr. Offits’s absence, Messrs. Berteaux and Hudson, individually, may purchase or sell securities for the Fund.

Seligman Global Smaller Companies Fund

Mr. Jamie A. Rome, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the North American portion of the Fund since 2003. Mr. Rome joined Wellington Management as an investment professional in 1994.

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Mr. Simon H. Thomas, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the non-North American portion of the Fund since 2006. Mr. Thomas joined Wellington Management as an investment professional in 2002.

Messrs. Rome and Thomas coordinate the allocations among the North American and non-North American portions of the Fund, which are intended to be regionally neutral relative to the Fund's benchmark. However, the allocations may vary from the benchmark from time to time based upon the investment process described in the Fund's "Principal Investment Strategies."

Seligman Global Technology Fund

Seligman Global Technology Fund is managed by Seligman’s Technology Group. Mr. Richard M. Parower, who joined Seligman in April 2000, a Managing Director of Seligman and Vice President of Seligman Global Fund Series, Inc., is Portfolio Manager of Seligman Global Technology Fund. Mr. Parower is also a Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Global Technology Portfolio, and Vice President of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc. Mr. Parower provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Fund and others using long and short strategies.

Mr. Paul H. Wick, a Director and Managing Director of Seligman, is Vice President of Seligman Communications and Information Fund, Inc. and has been its Portfolio Manager since January 1990. Mr. Wick is also a Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Communications and Information Portfolio. Mr. Wick provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Fund and others using long and short strategies. Mr. Wick joined Seligman in August 1987 as an Associate, Investment Research, and became Vice President, Investment Officer in August 1991; he was named Managing Director in January 1995 and was elected a member of Seligman’s Board of Directors in November 1997. Mr. Wick provides assistance to Mr. Parower in managing the Fund through his research and contributions to the investment decisions with respect to companies in the semiconductor and electronics capital equipment sectors.

Ms. Reema D. Shah, a Managing Director of Seligman, joined Seligman in November 2000. Ms. Shah is Vice President and Co-Portfolio Manager of Seligman Communications and Information Fund, Inc., Vice President of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc., and Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Seligman Communication and Information Portfolio. Ms. Shah provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Fund and others using long and short strategies. Ms. Shah provides assistance to Mr. Parower in managing the Fund through her research and contributions to the investment decisions with respect to companies in the internet, consumer and enterprise software, education, and financial exchanges sectors.

Mr. Ajay Diwan, a Managing Director of Seligman, joined Seligman in February 2001. Mr. Diwan is Vice President and Co-Portfolio Manager of Seligman Communications and Information Fund, Inc., and Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Seligman Communication and Information Portfolio. Mr. Diwan provides portfolio management services for certain private and offshore funds, including those with similar investment strategies as the Fund and others using long and short strategies. Mr. Diwan provides assistance to Mr. Parower in managing the Fund through his research and contributions to the investment decisions with respect to companies in the communications equipment, data storage, information technology services, and electronic payment processing industries.

Mr. Benjamin Lu, a Vice President, Investment Officer of Seligman, joined Seligman in April 2005. Previously, he was an Associate Director for UBS from July 2002 to April 2005, covering the U.S. electronic manufacturing services and electronic components sectors. Mr. Lu provides assistance to Mr. Parower in managing

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the Fund through his research and contributions to the investment decisions with respect to companies in the Asia technology sector as well as the U.S. electronic manufacturing services and electronic components sectors.

The Series’ Statement of Additional Information provides additional information about the compensation of the individuals named above (the “Portfolio Team”), other accounts managed by each member of the Portfolio Team and each member of the Portfolio Team’s ownership of securities of the Fund(s) for which they provide portfolio management.

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Regulatory Matters

In late 2003, J. & W. Seligman & Co. Incorporated (Seligman) conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

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Shareholder Information

Deciding Which Class of Shares to Buy

Each Class of a Fund represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

¢	The amount you plan to invest.

¢	How long you intend to remain invested in that Fund, or another Seligman mutual fund.

¢

If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC (i.e., a contingent deferred sales charge) and pay higher ongoing 12b-1 fees, or in the case of employee benefit plans eligible to purchase Class R shares, be subject to a CDSC for a shorter period of time and pay higher ongoing 12b-1 fees.

¢	Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

An authorized dealer or your financial advisor will be able to help you decide which Class of shares best meets your needs.

Class A

¢	Initial sales charge on Fund purchases, as set forth below:

Amount of your Investment	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Discount as a % of Offering Price

Less than $50,000	5.75%	6.10%	5.00%

$50,000 – $99,999	4.50	4.71	4.00

$100,000 – $249,999	3.50	3.63	3.00

$250,000 – $499,999	2.50	2.56	2.25

$500,000 – $999,999	2.00	2.04	1.75

$1,000,000 and over(2)	0.00	0.00	0.00

(1)	“Offering Price” is the amount that you actually pay for each Fund’s shares; it includes the initial sales charge.

(2)	You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

¢	Annual 12b-1 fee (for shareholder services) of up to 0.25%.

¢	No initial sales charge on reinvested dividends or capital gain distributions.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.

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Information Regarding Breakpoint Discounts for Class A Shares

Purchases of Class A shares by a “single person” may be eligible for the reduced initial sales charges (“Breakpoint Discounts”) that are described above. For the purpose of the Breakpoint Discount thresholds described above, “single persons” includes individuals and immediate family members (i.e., husband, wife, and minor child), as well as designated fiduciaries, certain employee benefit plans and certain tax-exempt organizations. For more information about what constitutes a “single person”, please consult the Series’ Statement of Additional Information. “Single persons” may be eligible for Breakpoint Discounts under the following circumstances:

Discounts and Rights of Accumulation. Breakpoint Discounts contemplated above are also available under a Seligman Group of Funds program referred to as “Rights of Accumulation.” Under this program, reduced sales charges will apply if the sum of (i) the current amount being invested by a “single person” in Class A shares of a Fund and in Class A shares of other Seligman mutual funds (excluding Seligman Cash Management Fund), (ii) the current net asset value of the Class A shares and Class B shares of other Seligman mutual funds already owned by the “single person” other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a “single person” through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described for Class A shares above.

The value of the shares contemplated by items (ii) and (iii) above (collectively, the “Prior Owned Shares”) will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of a Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt from you of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the letter of intent assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent.

Eligible Employee Benefit Plans. Eligible employee benefit plans which have at least $2 million in plan assets at the time of investment in the Fund may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

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Ascensus (formerly, BISYS) Plans. Plans that (i) own Class B shares of any Seligman mutual fund and (ii) participate in Seligman Growth 401(k) through Ascensus’ third-party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value are subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

CDSCs. Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the Series’ Statement of Additional Information.

Additional Information. For more information regarding Breakpoint Discounts, please consult the Series’ Statement of Additional Information. This information can also be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

Information Regarding Sales of Class A Shares at Net Asset Value

Class A shares of a Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of such Fund, the other investment companies in the Seligman Group, Seligman, SDC and Seligman’s affiliates.

Class A shares may also be issued without an initial sales charge to the following entities as further described in the Series’ Statement of Additional Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the Funds’ distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors, or pursuant to a “fund of funds” arrangement; certain “eligible employee benefit plans”; those partners and employees of outside counsel to the Series or its directors or trustees who regularly provide advice and services to the Series, to other funds managed by Seligman, or to their directors or trustees; in connection with sales pursuant to retirement plan alliance programs that have a written agreement with the Funds’ distributor; and to participants in certain retirement and deferred compensation plans and trusts for which certain entities act as broker-dealer, trustee, or recordkeeper.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

For more information about those who can purchase shares of the Funds without a sales charge, and other relevant information, please consult the Series’ Statement of Additional Information. In addition, this information can be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

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Class B

¢	No initial sales charge on purchases.

¢	A declining CDSC on shares sold within 6 years of purchase:

Years Since Purchase	CDSC

Less than 1 year	5%

1 year or more but less than 2 years	4

2 years or more but less than 3 years	3

3 years or more but less than 4 years	3

4 years or more but less than 5 years	2

5 years or more but less than 6 years	1

6 years or more	0

Your purchase of Class B shares must be for less than $250,000, because if you are investing $250,000 or more, you will pay less in fees and charges if you buy another Class of shares. Please consult your financial advisor for assistance in selecting the appropriate class of shares.

¢	Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

¢

Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees. If you intend to hold your Class B shares for less than six years, you should consider purchasing Class C or Class D shares due to the shorter CDSC applicable to Class C and Class D shares. Additionally, if you are eligible to purchase Class R shares, you should consider purchasing that class, which has lower ongoing fees and a shorter CDSC.

¢	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Class C or Class D*

¢	No initial sales charge on purchases.

¢	A 1% CDSC on shares sold within one year of purchase.

¢	Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

¢	No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

¢	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Your purchase of Class C or Class D shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares. Please consult your financial advisor for assistance in selecting the appropriate class of shares.

*

Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of a Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.

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Class R**

■	No initial sales charge on purchases.

■	Annual 12b-1 fee (for distribution and shareholder services) of 0.50%.

■	A 1% CDSC on shares sold within one year of the plan’s initial purchase of Class R shares of a Fund.

■	No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.

**

Class R shares are not available to all investors. You may purchase Class R shares only if you are a qualified or non-qualified employee benefit plan or arrangement (other than a Section 403(b) plan sponsored by public educational institutions) that provides for the purchase of Fund shares and has (1) less than $20 million in assets (determined at the time of initial investment in the Seligman Group of mutual funds); and (2) at least (a) $500,000 invested in the Seligman Group of mutual funds or (b) 50 eligible employees to whom such plan is made available.

Seligman (as well as the Funds’ distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or otherwise provide services to the Funds. For more details regarding such payments, please consult the Series’ Statement of Additional Information.

Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Class to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders. Because each Fund’s 12b-1 fees are paid out of each Class’s assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of charges.

The Board of Directors of the Series believes that no conflict of interest currently exists between each Fund’s Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.

How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, each Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares’ original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of any Fund to buy the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman mutual fund to buy the same class of shares of a Fund. For the purpose of calculating the CDSC, when you exchange shares of a Fund for the same class of another Seligman mutual fund, it will be assumed that you held the shares of the other Seligman mutual fund since the date you originally purchased the shares of that Fund. Similarly, when you exchange shares of another Seligman mutual fund for shares of a Fund, it will be assumed that you held the shares of a Fund since the date you originally purchased shares of the other Seligman mutual fund.

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The CDSC on Class A, Class B, Class C, Class D and Class R shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement plans, 403(b) plans, 401(k) plans and IRAs; in connection with shares sold to current and retired Directors of the Series; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) and retirement programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. The CDSC may also be waived on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund. For more information, please consult the Series’ Statement of Additional Information or www.seligman.com.

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Pricing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors accepts your request. However, in some cases, the Funds have authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of a Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charges will be added to the purchase price for Class A shares. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this prospectus under the captions “Important Policies That May Affect Your Account” and “Frequent Trading of Fund Shares.” Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

NAV: Computed separately for each Class by dividing that Class’s share of the net assets of a Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange (“NYSE”), the order will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day, subject to any applicable sales charges. When you sell shares, you receive the Class’s per share NAV, less any applicable CDSC.

The NAV of each Fund’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because the Funds have portfolio securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, the value of a Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Generally, portfolio securities are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. However, since trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the NYSE, the closing prices for such securities may not fully reflect events that occur after the local markets close but before the close of the NYSE. The Board of Directors of the Series has approved “fair value” procedures under which a third party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationships between the price movements of a security and independent variables such as US market movements, sector movements, movements in the American Depositary Receipt (ADR) of a security (if any) and movements in country or regional exchange-traded funds or futures contracts. The factors used vary with each security, depending on which factors have been most important historically.

In addition, if Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Board of Directors of the Series. These fair value procedures may be used to determine the value of a security held by a Fund in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of such security.

Opening Your Account

The Funds’ shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor, if any of these pro-

42

You may buy shares of any Fund for all types of tax-deferred retirement plans. Contact Retirement Plan Services at the address or phone number listed on the inside back cover of this Prospectus for information and to receive the proper forms.

grams apply to you. Class D and Class R shares are not available to all investors. For more information, see “Deciding Which Class of Share to Buy – Class D” and “– Class R.”

To make your initial investment in a Fund, contact an authorized dealer or your financial advisor, or complete an account application and send it with your check made payable to the applicable Fund directly to SDC at the address provided on the account application. Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments per Fund are:

■	Regular (non-retirement) accounts: $1,000

■	For accounts opened concurrently with Invest-A-Check®:

• $100 to open if you will be making monthly investments
• $250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in that Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC at:

Seligman Data Corp.
P.O. Box 9759
Providence, RI 02940-9759

Share certificates representing shares of a Fund are no longer issued. Any further purchases of shares (whether by further subscription or in connection with the exercise of exchange privileges) will be recorded in book-entry form only. However, if a share certificate has been previously issued to a shareholder, the shareholder will be required to deliver the share certificate to SDC, as shareholder servicing agent, before a request for redemption or exchange of shares evidenced by that share certificate will be processed.

If you want to be able to buy, sell, or exchange shares by telephone, you should elect telephone services on the account application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.
P.O. Box 9766
Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made

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payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check®. You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (“ACH”) member bank. If your bank is not a member of ACH, the Funds will debit your checking account by preauthorized checks. For accounts opened concurrently with Invest-A-Check®, you must buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check®, you must continue to make automatic investments until a Fund’s minimum initial investment of $1,000 is met or your account may be closed. For accounts opened with $1,000 or more, Invest-A-Check® investments may be made for any amount.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares, you may pay an initial sales charge to buy Fund shares.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit in shares of a Fund. If you wish to use this service, contact SDC, an authorized dealer or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies invested in a Fund. (Dividend checks must include your name, account number, Fund name, and class of shares.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

The Funds may permit investments that are lower than the investment minimums described in this Prospectus for those employees whose employers permit investments in the Seligman Group of Funds via a direct deposit through a payroll deduction program.

How to Exchange Shares Among
the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy shares of any Fund. Exchanges will be made at each fund’s respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares of Seligman Cash Management Fund to buy shares of the same class of a Fund or another Seligman mutual fund. If you are exchanging shares subject to a CDSC, for purposes of determining CDSC holding periods, such shares will be exchanged pro rata based on the different times of purchase.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund. If you wish to carry over any other account options (for example, Invest-A-Check® or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund’s minimum initial investment. See “The Seligman Mutual Funds” for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund’s prospectus before investing. Some funds may not offer all Classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see “Important Policies That May Affect Your Account.”

44

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically within 2 business days after your shares are sold).

You may sell shares to a Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

To protect you and each Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:

■	A signed, written redemption request;

■	Telephone confirmation; and

■	A medallion signature guarantee.

Telephone confirmations will not affect the date on which your redemption request is actually processed, but may delay the payment of proceeds.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

Medallion Signature Guarantee:

Protects you and each Seligman mutual Fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program or The Stock Exchanges Medallion Program are acceptable. These guarantees are the leading signature guarantee programs recognized by most financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.

You may need to provide additional documents to sell Fund shares if you are:

■	a corporation;

■	an executor or administrator;

■	a trustee or custodian; or

■	in a retirement plan.

Contact an authorized dealer, your financial advisor or SDC’s Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account service to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in a Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, typically within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales

45

charge, your withdrawals may be subject to a 1%CDSC if they occur within 18 months of purchase. If you own Class B, Class C, Class D or Class R shares, you may annually withdraw 12%, 10%, 10% or 10%, respectively, of the value of your accounts (at the time of election) without a CDSC.

Redemption in Kind. Seligman Global Smaller Companies Fund reserves the right to satisfy redemption requests, in whole or in part, with an in-kind transfer of that Fund’s portfolio securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. No shareholder will have the right to require any distribution of any assets of the Fund (or any other Fund in the Series) in kind.

Important Policies That May
Affect Your Account

To protect you and other shareholders, each Fund reserves the right to:

■	Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of the Fund’s net assets;

■	Refuse any request to buy Fund shares;

■	Reject any request received by telephone;

■	Suspend or terminate telephone services;

■	Reject a medallion signature guarantee that SDC believes may be fraudulent;

■

Close your fund account if its value falls below $500, although a Fund generally will not close an account that falls below $500 as a result of a market decline. A Fund will notify you in writing at least 30 days before closing the account;

■	Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals); and

■	Request additional information to close your account to the extent required or permitted by applicable law or regulations, including those related to the prevention of money laundering.

Telephone Services. You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

■

Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to the address of record or if you have current ACH bank information on file, you may have your redemption proceeds directly deposited to your bank account);

■	Exchange shares between Seligman mutual funds;

■	Change dividend and/or capital gain distribution options;

■	Change your address; and

■	Establish systematic withdrawals to address of record.

If you do not elect telephone services on your account application when you open your account, or opened your account through an authorized dealer or your financial advisor, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

Restrictions apply to certain types of accounts:

■	Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

■	Corporations may not sell Fund shares by phone;

■	IRAs may only exchange Fund shares or request address changes by phone; and

■

Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

46

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. A Fund’s NAV may fluctuate during this time.

The Funds and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Fund and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege If you sell Fund shares, you may elect, within 120 calendar days, to use part or all of the proceeds to buy shares of that Fund or another Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege may be exercised only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

Frequent Trading of Fund Shares

As a matter of policy, each Fund discourages frequent trading of its shares. In this regard, the Board of Directors of the Series has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of a Fund’s portfolio. If any Fund, Seligman Advisors (the Funds’ distributor), or SDC (the Funds’ shareholder servicing agent) (referred to collectively below as the “Seligman Entities”) determine that you have exchanged more than twice to and from the same Fund in any three-month period, you will not be permitted to engage in further exchange activity in such Fund for 90 days. The Seligman Entities may under certain circumstances also refuse initial or additional purchases of a Fund’s shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above (excluding purchases via a direct deposit through an automatic payroll deduction program or purchases by the funds of Seligman Asset Allocation Series, Inc. in the ordinary course of implementing their asset allocation strategies). In addition, the Seligman Entities may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of a Fund through a financial intermediary, your ability to purchase or exchange shares of a Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Entities as engaging in trading activity in excess of the guidelines noted above. The Funds’ policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and,

47

despite the efforts of the Seligman Entities to prevent excessive trading, there is no guarantee that the Seligman Entities will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Entities to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, each Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Entities will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide each Fund with combined purchase and redemption orders. In these circumstances, the Seligman Entities may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of each Fund may be held through omnibus accounts and their equivalents.

Dividend:

A payment by a mutual fund, usually derived from a fund’s net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund’s portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund’s assets before it calculates its NAV.

To the extent that the efforts of the Seligman Entities are unable to eliminate excessive trading practices in a Fund, these practices may interfere with the efficient management of such Fund’s portfolio, hinder such Fund’s ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in a Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Fund’s operating costs and decrease a Fund’s investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Investors who purchase shares of a Fund that invests in non-U.S. securities and/or small-cap securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact these Funds.

Dividends and Capital Gain Distributions

Each Fund generally pays any dividends from its net investment income and distributes any net capital gains realized on investments annually. It is expected that each Fund’s distributions will be primarily capital gains. Seligman Global Growth Fund and Seligman Global Technology Fund have substantial capital loss carryforwards which are available for offset against future net capital gains, expiring in varying amounts through 2011. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until net capital gains have been realized in excess of the available capital loss carryforwards.

You may elect to:

(1)	reinvest both dividends and capital gain distributions;

48

(2)	receive dividends in cash and reinvest capital gain distributions; or

(3)	receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own a Fund’s shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may write to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividends or capital gain distributions that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, typically within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Dividends on Class B, Class C, Class D and Class R shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by a Fund other than “qualified dividend income” are taxable to you as ordinary income. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on gains resulting from the sale or exchange of Fund shares.

You may be taxed at different rates on capital gains distributed by a Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of a Fund’s shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder’s situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

For further information, please see the section entitled “Taxation of the Series” in the Series’ Statement of Additional Information.

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The Seligman Mutual Funds

EQUITY

Specialty

Seligman Communications and Information Fund
Seeks capital appreciation by investing in companies operating in the communications, information and related industries.

Seligman Emerging Markets Fund
Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund
Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company

Seligman Frontier Fund
Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund
Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund
Seeks long-term capital appreciation by investing in common stocks of smaller companies, deemed to be “value” companies by the investment manager.

Medium Company

Seligman Capital Fund
Seeks capital appreciation by investing in the common stocks of medium-sized companies.

Large Company

Seligman Common Stock Fund
Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund
Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund
Seeks long-term capital appreciation.

Seligman International Growth Fund
Seeks long-term capital appreciation by generally investing in securities of large- and mid-capitalization growth companies in international markets.

Seligman Large-Cap Value Fund
Seeks long-term capital appreciation by investing in common stocks of large companies, deemed to be “value” companies by the investment manager.

Balanced

Seligman Income and Growth Fund
Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Real Estate Securities

Seligman LaSalle Global Real Estate Fund
Seeks total return through a combination of current income and long-term capital appreciation by investing in equity and equity-related securities issued by global real estate companies, such as US real estate investment trusts (REITs) and similar entities outside the US.

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Seligman LaSalle Monthly Dividend Real Estate Fund
Seeks to produce a high level of current income with capital appreciation as a secondary objective by investing in equity and equity-related securities issued by real estate companies, such as real estate investment trusts (REITs).

FIXED-INCOME

Income

Seligman High-Yield Fund
Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.

Seligman Core Fixed Income Fund
Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective. The Fund invests a significant portion of its assets in investment grade fixed-income securities.

Seligman U.S. Government Securities Fund
Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.

Municipal

Seligman Municipal Funds:

National Fund
Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*
Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California	Louisiana	New Jersey
• High-Yield	Maryland	New York
• Quality	Massachusetts	North Carolina
Colorado	Michigan	Ohio
Florida	Minnesota	Oregon
Georgia	Missouri	Pennsylvania
South Carolina

* A small portion of income may be subject to state and local taxes.

Money Market

Seligman Cash Management Fund

Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION

Seligman Asset Allocation Series, Inc. offers four different asset-allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Asset Allocation Aggressive Growth Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Asset Allocation Growth Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Asset Allocation Aggressive Growth Fund.

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Seligman Asset Allocation Moderate Growth Fund
Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Asset Allocation Balanced Fund
Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization and dividend-producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Asset Allocation Moderate Growth Fund.

Seligman TargetHorizon ETF Portfolios, Inc. offers five asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETFund 2045
Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2045 approaches.

Seligman TargETFund 2035
Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2035 approaches.

Seligman TargETFund 2025
Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2025 approaches.

Seligman TargETFund 2015
Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2015 approaches.

Seligman TargETFund Core
Seeks capital appreciation and preservation of capital with current income.

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Financial Highlights

The tables below are intended to help you understand the financial performance of certain of the Funds’ classes for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding during a particular period. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class of a Fund, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges or transaction costs on your investment or taxes and are not annualized. If such charges, costs and taxes were included, the returns presented below would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Series’ financial statements, is included in the Series’ Annual Report, which is available upon request.

EMERGING MARKETS FUND

	Year ended October 31,

CLASS A	2007	2006	2005	2004	2003

Per Share Data:

Net asset value, beginning of year	$12.62	$10.19	$7.67	$6.47	$4.34

Income (loss) from investment operations:

Net investment loss	(0.10)	(0.03)	(0.01)	(0.04)	(0.06)

Net realized and unrealized gain on investments and foreign currency transactions*	7.89	3.18	2.53	1.24	2.19

Total from investment operations	7.79	3.15	2.52	1.20	2.13

Less Distributions:

Distributions from net realized capital gain	(1.39)	(0.72)	—	—	—

Net asset value, end of year	$19.02	$12.62	$10.19	$7.67	$6.47

Total Return:	68.61%	32.80%	32.86%	18.55%	49.08%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$87,269	$55,515	$48,276	$34,066	$34,744

Ratio of expenses to average net assets	2.35%	2.35%	2.58%	3.03%	3.61%

Ratio of net investment loss to average net assets	(0.74)%	(0.29)%	(0.08)%	(0.53)%	(1.20)%

Portfolio turnover rate	106.56%	110.49%	129.33%	106.84%	251.65%

Without expense reimbursement##:

Ratio of expenses to net assets	2.45%	2.46%	2.78%

Ratio of net investment loss to average net assets	(0.84)%	(0.40)%	(0.28)%

See footnotes on page 67.

53

EMERGING MARKETS FUND

	Year ended October 31,

CLASS B	2007	2006	2005	2004	2003

Per Share Data:

Net asset value, beginning of year	$11.58	$9.47	$7.19	$6.11	$4.13

Income (loss) from investment operations:

Net investment loss	(0.19)	(0.11)	(0.07)	(0.09)	(0.09)

Net realized and unrealized gain on investments and foreign currency transactions*	7.13	2.94	2.35	1.17	2.07

Total from investment operations	6.94	2.83	2.28	1.08	1.98

Less Distributions:

Distributions from net realized capital gain	(1.39)	(0.72)	—	—	—

Net asset value, end of year	$17.13	$11.58	$9.47	$7.19	$6.11

Total Return:	67.30%	31.85%	31.71%	17.68%	47.94%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$8,732	$6,908	$6,317	$7,847	$8,885

Ratio of expenses to average net assets	3.10%	3.10%	3.33%	3.78%	4.36%

Ratio of net investment loss to average net assets	(1.49)%	(1.04)%	(0.83)%	(1.28)%	(1.95)%

Portfolio turnover rate	106.56%	110.49%	129.33%	106.84%	251.65%

Without expense reimbursement##:

Ratio of expenses to net assets	3.20%	3.21%	3.53%

Ratio of net investment loss to average net assets	(1.59)%	(1.15)%	(1.03)%

	Year ended October 31,

CLASS C	2007		2006	2005	2004	2003

Per Share Data:

Net asset value, beginning of year	$11.62		$9.50	$7.20	$6.12	$4.13

Income (loss) from investment operations:

Net investment loss	(0.19)		(0.11)	(0.07)	(0.09)	(0.09)

Net realized and unrealized gain on investments and foreign currency transactions*	7.16		2.95	2.37	1.17	2.08

Total from investment operations	6.97		2.84	2.30	1.08	1.99

Less Distributions:

Distributions from net realized capital gain	(1.39)		(0.72)	—	—	—

Net asset value, end of year	$17.20		$11.62	$9.50	$7.20	$6.12

Total Return:	67.33%		31.85%	31.94%	17.65%	48.18%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$10,507		$6,101	$4,053	$2,243	$1,868

Ratio of expenses to average net assets	3.10%		3.10%	3.33%	3.78%	4.36%

Ratio of net investment loss to average net assets	(1.49	) %	(1.04)%	(0.83)%	(1.28)%	(1.95)%

Portfolio turnover rate	106.56%		110.49%	129.33%	106.84%	251.65%

Without expense reimbursement##:

Ratio of expenses to net assets	3.20%		3.21%	3.53%

Ratio of net investment loss to average net assets	(1.59)%		(1.15)%	(1.03)%

See footnotes on page 67.

54

EMERGING MARKETS FUND

	Year ended October 31,

CLASS D	2007		2006		2005		2004		2003

Per Share Data:

Net asset value, beginning of year	$11.62		$9.50		$7.20		$6.11		$4.13

Income (loss) from investment operations:

Net investment loss	(0.19)		(0.11)		(0.07)		(0.09)		(0.09)

Net realized and unrealized gain on investments and foreign currency transactions*	7.16		2.95		2.37		1.18		2.07

Total from investment operations	6.97		2.84		2.30		1.09		1.98

Less Distributions:

Distributions from net realized capital gain	(1.39)		(0.72)		—		—		—

Net asset value, end of year	$17.20		$11.62		$9.50		$7.20		$6.11

Total Return:	67.31%		31.85%		31.94%		17.84%		47.94%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$35,113		$20,471		$13,459		$10,684		$8,551

Ratio of expenses to average net assets	3.10%		3.10%		3.33%		3.78%		4.36%

Ratio of net investment loss to average net assets	(1.49	) %	(1.04	) %	(0.83	) %	(1.28	) %	(1.95	) %

Portfolio turnover rate	106.56%		110.49%		129.33%		106.84%		251.65%

Without expense reimbursement##:

Ratio of expenses to net assets	3.20%		3.21%		3.53%

Ratio of net investment loss to average net assets	(1.59	) %	(1.15	) %	(1.03	) %

									4/30/03ø to 10/31/03
	Year ended October 31,

CLASS R	2007		2006		2005		2004

Per Share Data:

Net asset value, beginning of period	$12.58		$10.17		$7.67		$6.47		$4.58

Income (loss) from investment operations:

Net investment loss	(0.14)		(0.06)		(0.03)		(0.06)		(0.05)

Net realized and unrealized gain on investments and foreign currency transactions*	7.85		3.19		2.53		1.26		1.94

Total from investment operations	7.71		3.13		2.50		1.20		1.89

Less Distributions:

Distributions from net realized capital gain	(1.39)		(0.72)		—		—		—

Net asset value, end of period	$18.90		$12.58		$10.17		$7.67		$6.47

Total Return:	68.16%		32.66%		32.59%		18.55%		41.27%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$9,018		$2,377		$708		$174		$2

Ratio of expenses to average net assets	2.60%		2.60%		2.83%		3.27%		3.94†	%

Ratio of net investment loss to average net assets	(0.99	) %	(0.54	) %	(0.33	) %	(0.78	) %	(1.88	) %†

Portfolio turnover rate	106.56%		110.49%		129.33%		106.84%		251.65	%‡

Without expense reimbursement##:

Ratio of expenses to net assets	2.70%		2.71%		3.03%

Ratio of net investment loss to average net assets	(1.09	) %	(0.65	) %	(0.53	) %

See footnotes on page 67.

55

GLOBAL GROWTH FUND

	Year ended October 31,

CLASS A	2007		2006		2005		2004		2003

Per Share Data:

Net asset value, beginning of year	$8.59		$7.39		$7.31		$6.21		$5.18

Income (loss) from investment operations:

Net investment loss	(0.12)		(0.08)		(0.03)		(0.08)		(0.02)

Net realized and unrealized gain on investments and foreign currency transactions*	3.14		1.28		0.11		1.18		1.05

Total from investment operations	3.02		1.20		0.08		1.10		1.03

Net asset value, end of year	$11.61		$8.59		$7.39		$7.31		$6.21

Total Return:	35.16%		16.24%		1.09%		17.71	%#	19.88%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$28,330		$25,477		$25,951		$31,668		$30,938

Ratio of expenses to average net assets	2.10%		2.10%		2.10%		2.30%		2.39%

Ratio of net investment loss to average net assets	(1.31	) %	(0.97	) %	(0.40	) %	(1.17	) %	(0.32	) %

Portfolio turnover rate	86.05%		127.09%		269.07%		270.63%		251.04%

Without expense reimbursement##:

Ratio of expenses to net assets	2.31%		2.26%		2.31%

Ratio of net investment loss to average net assets	1.52%		(1.13	) %	(0.61	) %

	Year ended October 31,

CLASS B	2007		2006		2005		2004		2003

Per Share Data:

Net asset value, beginning of year	$7.82		$6.77		$6.75		$5.78		$4.86

Income (loss) from investment operations:

Net investment loss	(0.18)		(0.13)		(0.08)		(0.12)		(0.06)

Net realized and unrealized gain on investments and foreign currency transactions*	2.85		1.18		0.10		1.09		0.98

Total from investment operations	$2.67		1.05		0.02		0.97		0.92

Net asset value, end of year	10.49%		$7.82		$6.77		$6.75		$5.78

Total Return:	34.14%		15.51%		0.30%		16.78	%#	18.93%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$3,309		$3,588		$5,800		$9,849		$12,191

Ratio of expenses to average net assets	2.85%		2.85%		2.85%		3.05%		3.15%

Ratio of net investment loss to average net assets	(2.06	) %	(1.72	) %	(1.15	) %	(1.92	) %	(1.08	) %

Portfolio turnover rate	86.05%		127.09%		269.07%		270.63%		251.04%

Without expense reimbursement##:

Ratio of expenses to net assets	3.06%		3.01%		3.06%

Ratio of net investment loss to average net assets	(2.27	) %	(1.88	) %	(1.36	) %

See footnotes on page 67.

56

GLOBAL GROWTH FUND

	Year ended October 31,

CLASS C	2007		2006		2005		2004		2003

Per Share Data:

Net asset value, beginning of year	$7.83		$6.78		$6.76		$5.79		$4.87

Income (loss) from investment operations:

Net investment loss	(0.18)		(0.13)		(0.08)		(0.12)		(0.06)

Net realized and unrealized gain on investments and foreign currency transactions*	2.84		1.18		0.10		1.09		0.98

Total from investment operations	2.66		1.05		0.02		0.97		0.92

Net asset value, end of year	$10.49		$7.83		$6.78		$6.76		$5.79

Total Return:	33.97%		15.49%		0.30%		16.75	%#	18.89%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$3,924		$3,169		$3,335		$3,208		$3,102

Ratio of expenses to average net assets	2.85%		2.85%		2.85%		3.05%		3.15%

Ratio of net investment loss to average net assets	(2.06	) %	(1.72	) %	(1.15	) %	(1.92	) %	(1.08	) %

Portfolio turnover rate	86.05%		127.09%		269.07%		270.63%		251.04%

Without expense reimbursement##:

Ratio of expenses to net assets	3.06%		3.01%		3.06%

Ratio of net investment loss to average net assets	(2.27	) %	(1.88	) %	(1.36	) %

	Year ended October 31,

CLASS D	2007		2006		2005		2004		2003

Per Share Data:

Net asset value, beginning of year	$7.82		$6.78		$6.75		$5.79		$4.87

Income (loss) from investment operations:

Net investment loss	(0.18)		(0.13)		(0.08)		(0.12)		(0.06)

Net realized and unrealized gain on investments and foreign currency transactions*	2.85		1.17		0.11		1.08		0.98

Total from investment operations	2.67		1.04		0.03		0.96		0.92

Net asset value, end of year $	$10.49		$7.82		$6.78		6.75		$5.79

Total Return:	34.14%		15.34%		0.44%		16.58	%#	18.89%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$9,153		$8,841		$10,263		$13,635		$14,769

Ratio of expenses to average net assets	2.85%		2.85%		2.85%		3.05%		3.15%

Ratio of net investment loss to average net assets	(2.06	) %	(1.72	) %	(1.15	) %	(1.92	) %	(1.08	) %

Portfolio turnover rate	86.05%		127.09%		269.07%		270.63%		251.04%

Without expense reimbursement##:

Ratio of expenses to net assets	3.06%		3.01%		3.06%

Ratio of net investment loss to average net assets	(2.27	) %	(1.88	) %	(1.36	) %

See footnotes on page 67.

57

GLOBAL GROWTH FUND

	Year ended October 31,				4/30/03ø to 10/31/03

CLASS R	2007	2006	2005	2004

Per Share Data:

Net asset value, beginning of period	$8.53	$7.35	$7.29	$6.21	$5.35

Income (loss) from investment operations:

Net investment loss	(0.14)	(0.10)	(0.05)	(0.10)	(0.03)

Net realized and unrealized gain on investments and foreign currency transactions*	3.11	1.28	0.11	1.18	0.89

Total from investment operations	2.97	1.18	0.06	1.08	0.86

Net asset value, end of period	$11.50	$8.53	$7.35	$7.29	$6.21

Total Return:	34.82%	16.05%	0.82%	17.39%#	16.07%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$29	$23	$2	$2	$2

Ratio of expenses to average net assets	2.53%	2.35%	2.35%	2.55%	2.72	%†

Ratio of net investment loss to average net assets	(1.56)%	(1.22)%	(0.65)%	(1.42)%	(0.76	)% †

Portfolio turnover rate	86.05%	127.09%	269.07%	270.63%	251.04	%‡

Without expense reimbursement##:

Ratio of expenses to net assets	2.56%	2.51%	2.56%

Ratio of net investment loss to average net assets	(1.77)%	(1.38)%	(0.86)%

See footnotes on page 67.

58

GLOBAL SMALLER COMPANIES FUND

	Year ended October 31,

CLASS A	2007	2006	2005	2004	2003

Per Share Data:

Net asset value, beginning of year	$18.78	$16.63	$13.67	$11.78	$8.97

Income (loss) from investment operations:

Net investment loss	(0.04)	(0.08)	(0.09)	(0.09)	(0.08)

Net realized and unrealized gain on investments and foreign currency transactions*	3.11	2.66	3.05	1.98	2.89

Total from investment operations	3.07	2.58	2.96	1.89	2.81

Less distributions:

Distributions from net realized capital gain	(2.31)	(0.43)	—	—	—

Net asset value, end of year	$19.54	$18.78	$16.63	$13.67	$11.78

Total Return:	18.59%	20.30%	21.65%	16.04%#	31.33%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$125,539	$119,268	$111,473	$87,189	$79,222

Ratio of expenses to average net assets	1.79%	1.82%	1.98%	2.13%	2.24%

Ratio of net investment loss to average net assets	(0.19)%	(0.43)%	(0.57)%	(0.69)%	(0.79)%

Portfolio turnover rate	72.24%	67.93%	76.40%	94.65%	262.14%

	Year ended October 31,

CLASS B	2007	2006	2005	2004	2003

Per Share Data:

Net asset value, beginning of year	$16.61	$14.93	$12.38	$10.75	$8.25

Income (loss) from investment operations:

Net investment loss	(0.15)	(0.19)	(0.18)	(0.17)	(0.14)

Net realized and unrealized gain on investments and foreign currency transactions*	2.70	2.30	2.73	1.80	2.64

Total from investment operations	2.55	2.11	2.55	1.63	2.50

Less distributions:

Distributions from net realized capital gain	(2.31)	(0.43)	—	—	—

Net asset value, end of year	$16.85	$16.61	$14.93	$12.38	$10.75

Total Return:	17.77%	19.40%	20.60%	15.16%#	30.30%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$7,222	$10,074	$16,721	$30,356	$45,136

Ratio of expenses to average net assets	2.54%	2.57%	2.73%	2.88%	2.99%

Ratio of net investment loss to average net assets	(0.94)%	(1.18)%	(1.32)%	(1.44)%	(1.54)%

Portfolio turnover rate	72.24%	67.93%	76.40%	94.65%	262.14%

See footnotes on page 67.

59

GLOBAL SMALLER COMPANIES FUND

	Year ended October 31,

CLASS C	2007	2006	2005	2004	2003

Per Share Data:

Net asset value, beginning of year	$16.67	$14.98	$12.40	$10.77	$8.25

Income (loss) from investment operations:

Net investment loss	(0.15)	(0.19)	(0.19)	(0.17)	(0.14)

Net realized and unrealized gain on investments and foreign currency transactions*	2.70	2.31	2.77	1.80	2.66

Total from investment operations	2.55	2.12	2.58	1.63	2.52

Less Distributions:

Distributions from net realized capital gain	(2.31)	(0.43)	—	—	—

Net asset value, end of year	$16.91	$16.67	$14.98	$12.40	$10.77

Total Return:	17.70%	19.41%	20.81%	15.14%#	30.55%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$8,402	$7,361	$6,084	$3,035	$1,928

Ratio of expenses to average net assets	2.54%	2.57%	2.73%	2.88%	2.99%

Ratio of net investment loss to average net assets	(0.94)%	(1.18)%	(1.32)%	(1.44)%	(1.54)%

Portfolio turnover rate	72.24%	67.93%	76.40%	94.65%	262.14%

	Year ended October 31,

CLASS D	2007	2006	2005	2004	2003

Per Share Data:

Net asset value, beginning of year	$16.65	$14.97	$12.40	$10.77	$8.25

Income (loss) from investment operations:

Net investment loss	(0.15)	(0.19)	(0.19)	(0.17)	(0.14)

Net realized and unrealized gain on investments and foreign currency transactions*	2.70	2.30	2.76	1.80	2.66

Total from investment operations	2.55	2.11	2.57	1.63	2.52

Less Distributions:

Distributions from net realized capital gain	(2.31)	(0.43)	—	—	—

Net asset value, end of year	$16.89	$16.65	$14.97	$12.40	$10.77

Total Return:	17.72%	19.35%	20.73%	15.14%#	30.55%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$45,973	$48,208	$47,633	$45,140	$46,403

Ratio of expenses to average net assets	2.54%	2.57%	2.73%	2.88%	2.99%

Ratio of net investment loss to average net assets	(0.94)%	(1.18)%	(1.32)%	(1.44)%	(1.54)%

Portfolio turnover rate	72.24%	67.93%	76.40%	94.65%	262.14%

See footnotes on page 67.

60

GLOBAL SMALLER COMPANIES FUND

	Year ended October 31,				4/30/03ø to 10/31/03

CLASS R	2007	2006	2005	2004

Per Share Data:

Net asset value, beginning of period	$18.65	$16.56	$13.64	$11.78	$8.94

Income (loss) from investment operations:

Net investment loss	(0.08)	(0.12)	(0.13)	(0.12)	(0.03)

Net realized and unrealized gain on investments and foreign currency transactions*	3.08	2.64	3.05	1.98	2.87

Total from investment operations	3.00	2.52	2.92	1.86	2.84

Less Distributions:

Distributions from net realized capital gain	(2.31)	(0.43)	—	—	—

Net asset value, end of period	$19.34	$18.65	$16.56	$13.64	$11.78

Total Return:	18.30%	20.00%	21.41%	15.79%#	31.77%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$620	$134	$107	$2	$2

Ratio of expenses to average net assets	2.04%	2.07%	2.23%	2.38%	2.45	%†

Ratio of net investment loss to average net assets	(0.44)%	(0.68)%	(0.82)%	(0.94)%	(0.52	)%†

Portfolio turnover rate	72.24%	67.93%	76.40%	94.65%	262.14	%‡

See footnotes on page 67.

61

GLOBAL TECHNOLOGY FUND

	Year ended October 31,

CLASS A	2007	2006	2005	2004	2003

Per Share Data:

Net asset value, beginning of year	$15.42	$12.81	$11.51	$11.81	$8.38

Income (loss) from investment operations:

Net investment loss	(0.21)	(0.19)	(0.10)	(0.18)	(0.14)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	4.61	2.80	1.40	(0.12)	3.57

Total from investment operations	4.40	2.61	1.30	(0.30)	3.43

Net asset value, end of year	$19.82	$15.42	$12.81	$11.51	$11.81

Total Return:	28.53%	20.37%	11.29%	(2.54)%#	40.93%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$305,156	$247,066	$236,998	$270,154	$324,387

Ratio of expenses to average net assets	1.75%	1.77%	1.83%	1.83%	1.89%

Ratio of net investment loss to average net assets	(1.21)%	(1.30)%	(0.81)%	(1.57)%	(1.44)%

Portfolio turnover rate	208.35%	195.49%	150.83%	133.51%	190.14%

	Year ended October 31,

CLASS B	2007	2006	2005	2004	2003

Per Share Data:

Net asset value, beginning of year	$13.62	$11.40	$10.33	$10.67	$7.64

Income (loss) from investment operations:

Net investment loss	(0.30)	(0.26)	(0.17)	(0.25)	(0.19)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	4.06	2.48	1.24	(0.09)	3.22

Total from investment operations	3.76	2.22	1.07	(0.34)	3.03

Net asset value, end of year	$17.38	$13.62	$11.40	$10.33	$10.67

Total Return:	27.61%	19.47%	10.36%	(3.19)%#	39.66%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$28,767	$32,534	$40,428	$57,700	$81,002

Ratio of expenses to average net assets	2.50%	2.52%	2.58%	2.58%	2.65%

Ratio of net investment loss to average net assets	(1.96)%	(2.05)%	(1.56)%	(2.32)%	(2.20)%

Portfolio turnover rate	208.35%	195.49%	150.83%	133.51%	190.14%

See footnotes on page 67.

62

GLOBAL TECHNOLOGY FUND

	Year ended October 31,

CLASS C	2007	2006	2005	2004	2003

Per Share Data:

Net asset value, beginning of year	$13.63	$11.40	$10.33	$10.67	$7.64

Income (loss) from investment operations:

Net investment loss	(0.30)	(0.26)	(0.17)	(0.25)	(0.19)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	4.06	2.49	1.24	(0.09)	3.22

Total from investment operations	3.76	2.23	1.07	(0.34)	3.03

Net asset value, end of year	$17.39	$13.63	$11.40	$10.33	$10.67

Total Return:	27.59%	19.56%	10.36%	(3.19)%#	39.66%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$27,633	$20,161	$18,001	$22,401	$30,199

Ratio of expenses to average net assets	2.50%	2.52%	2.58%	2.58%	2.65%

Ratio of net investment loss to average net assets	(1.96)%	(2.05)%	(1.56)%	(2.32)%	(2.20)%

Portfolio turnover rate	208.53%	195.49%	150.83%	133.51%	190.14%

	Year ended October 31,

CLASS D	2007	2006	2005	2004	2003

Per Share Data:

Net asset value, beginning of year	$13.60	$11.38	$10.31	$10.65	$7.62

Income (loss) from investment operations:

Net investment loss	(0.30)	(0.26)	(0.17)	(0.25)	(0.19)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	4.05	2.48	1.24	(0.09)	3.22

Total from investment operations	3.75	2.22	1.07	(0.34)	3.03

Net asset value, end of year	$17.35	$13.60	$11.38	$10.31	$10.65

Total Return:	27.57%	19.51%	10.38%	(3.19)%#	39.76%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$77,381	$65,436	$67,135	$83,800	$106,981

Ratio of expenses to average net assets	2.50%	2.52%	2.58%	2.58%	2.65%

Ratio of net investment loss to average net assets	(1.96)%	(2.05)%	(1.56)%	(2.32)%	(2.20)%

Portfolio turnover rate	208.35%	195.49%	150.83%	133.51%	190.14%

See footnotes on page 67.

63

GLOBAL TECHNOLOGY FUND

	Year ended October 31,				4/30/03ø to 10/31/03

CLASS R	2007	2006	2005	2004

Per Share Data:

Net asset value, beginning of period	$15.30	$12.74	$11.49	$11.80	$9.03

Income (loss) from investment operations:

Net investment loss	(0.25)	(0.22)	(0.13)	(0.21)	(0.09)

Net realized and unrealized gain (loss) on investments and foreign currency transactions*	4.57	2.78	1.38	(0.10)	2.86

Total from investment operations	4.32	2.56	1.25	(0.31)	2.77

Net asset value, end of period	$19.62	$15.30	$12.74	$11.49	$11.80

Total Return:	28.23%	20.09%	10.88%	(2.63)%#	30.68%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$1,282	$492	$287	$197	$2

Ratio of expenses to average net assets	2.00%	2.02%	2.08%	2.08%	2.14	%†

Ratio of net investment loss to average net assets	(1.46)%	(1.55)%	(1.06)%	(1.82)%	(1.66	) %†

Portfolio turnover rate	208.35%	195.49%	150.83%	133.51%	190.14	%‡

See footnotes on page 67.

64

INTERNATIONAL GROWTH FUND

	Year ended October 31,

CLASS A	2007	2006	2005	2004	2003

Per Share Data:

Net asset value, beginning of year	$15.58	$12.56	$12.01	$9.90	$8.25

Income (loss) from investment operations:

Net investment loss	(0.11)	(0.09)	(0.02)	(0.15)	(0.07)

Net realized and unrealized gain on investments and foreign currency transactions*	6.35	3.11	0.57	2.26	1.72

Total from investment operations	6.24	3.02	0.55	2.11	1.65

Net asset value, end of year	$21.82	$15.58	$12.56	$12.01	$9.90

Total Return:	40.05%	24.04%	4.58%	21.31%	20.00%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$59,856	$47,192	$36,963	$30,553	$22,896

Ratio of expenses to average net assets	2.00%	2.08%	2.08%	2.80%	3.17%

Ratio of net investment loss to average net assets	(0.62)%	(0.61)%	(0.13)%	(1.39)%	(0.80)%

Portfolio turnover rate	235.33%	165.09%	189.17%	241.12%	303.81%

Without expense reimbursement##:

Ratio of expenses to net assets		2.09%	2.32%

Ratio of net investment loss to average net assets		(0.62)	(0.37)%

	Year ended October 31,

CLASS B	2007	2006	2005	2004	2003

Per Share Data:

Net asset value, beginning of year	$13.98	$11.35	$10.93	$9.08	$7.63

Income (loss) from investment operations:

Net investment loss	(0.22)	(0.18)	(0.10)	(0.22)	(0.12)

Net realized and unrealized gain on investments and foreign currency transactions*	5.67	2.81	0.52	2.07	1.57

Total from investment operations	5.45	2.63	0.42	1.85	1.45

Net asset value, end of year	$19.43	$13.98	$11.35	$10.93	$9.08

Total Return:	38.98%	23.17%	3.84%	20.37%	19.00%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$9,126	$7,852	$7,488	$6,537	$4,828

Ratio of expenses to average net assets	2.75%	2.83%	2.83%	3.55%	3.93%

Ratio of net investment loss to average net assets	(1.37)%	(1.36)%	(0.88)%	(2.14)%	(1.56)%

Portfolio turnover rate	235.33%	165.09%	189.17%	241.12%	303.81%

Without expense reimbursement##:

Ratio of expenses to net assets		2.84%	3.07%

Ratio of net investment loss to average net assets		(1.37)%	(1.12)%

See footnotes on page 67.

65

INTERNATIONAL GROWTH FUND

	Year ended October 31,

CLASS C	2007	2006	2005	2004	2003

Per Share Data:

Net asset value, beginning of year	$14.00	$11.37	$10.95	$9.09	$7.64

Income (loss) from investment operations:

Net investment loss	(0.22)	(0.18)	(0.10)	(0.22)	(0.12)

Net realized and unrealized gain on investments and foreign currency transactions*	5.68	2.81	0.52	2.08	1.57

Total from investment operations	5.46	2.63	0.42	1.86	1.45

Net asset value, end of year	$19.46	$14.00	$11.37	$10.95	$9.09

Total Return:	39.00%	23.13%	3.84%	20.46%	18.98%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$9,533	$6,916	$5,233	$2,574	$1,569

Ratio of expenses to average net assets	2.75%	2.83%	2.83%	3.55%	3.93%

Ratio of net investment loss to average net assets	(1.37)%	(1.36)%	(0.88)%	(2.14)%	(1.56)%

Portfolio turnover rate	235.33%	165.09%	189.17%	241.12%	303.81%

Without expense reimbursement##:

Ratio of expenses to net assets		2.84%	3.07%

Ratio of net investment loss to average net assets		(1.37)%	(1.12)%

	Year ended October 31,

CLASS D	2007	2006	2005	2004	2003

Per Share Data:

Net asset value, beginning of year	$14.01	$11.38	$10.96	$9.10	$7.64

Income (loss) from investment operations:

Net investment loss	(0.22)	(0.18)	(0.10)	(0.22)	(0.12)

Net realized and unrealized gain on investments and foreign currency transactions*	5.67	2.81	0.52	2.08	1.58

Total from investment operations	5.45	2.63	0.42	1.86	1.46

Net asset value, end of year	$19.46	$14.01	$11.38	$10.96	$9.10

Total Return:	38.90%	23.11%	3.83%	20.44%	19.11%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$22,835	$19,676	$16,951	$11,138	$8,619

Ratio of expenses to average net assets	2.75%	2.83%	2.83%	3.55%	3.93%

Ratio of net investment loss to average net assets	(1.39)%	(1.36)%	(0.88)%	(2.14)%	(1.56)%

Portfolio turnover rate	235.33%	165.09%	189.17%	241.12%	303.81%

Without expense reimbursement##:

Ratio of expenses to net assets		2.84%	3.07%

Ratio of net investment loss to average net assets		(1.37)%	(1.12)%

See footnotes on page 67.

66

INTERNATIONAL GROWTH FUND

	Year ended October 31,				4/30/03ø to 10/31/03

CLASS R	2007	2006	2005	2004

Per Share Data:

Net asset value, beginning of period	$15.50	$12.53	$12.00	$9.90	$8.20

Income (loss) from investment operations:

Net investment loss	(0.16)	(0.12)	(0.05)	(0.18)	(0.07)

Net realized and unrealized gain on investments and foreign currency transactions*	6.31	3.09	0.58	2.28	1.77

Total from investment operations	6.15	2.97	0.53	2.10	1.70

Net asset value, end of period	$21.65	$15.50	$12.53	$12.00	$9.90

Total Return:	39.68%	23.70%	4.42%	21.21%	20.73%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$531	$149	$110	$2	$2

Ratio of expenses to average net assets	2.25%	2.33%	2.33%	3.05%	3.42	%†

Ratio of net investment loss to average net assets	(0.87)%	(0.86)%	(0.38)%	(1.64)%	(1.46	)%†

Portfolio turnover rate	235.33%	165.09%	189.17%	241.12%	303.81	%‡

Without expense reimbursement##:

Ratio of expenses to net assets		2.34%	2.57%

Ratio of net investment loss to average net assets		(0.87)%	(0.62)%

*

The Fund separates the portion of its investment operations that resulted from changes in foreign exchange rates from the portion that resulted from changes in the market price of securities held and/or sold by the Fund.

ø	Commencement of offering of shares.

†	Annualized.

‡	Computed at the Fund level for the year ended October 31, 2003.

#

Excluding the effect of the payments received from Seligman, total returns would have been as follows: for Global Growth Fund Class A, B, C, D, and R 17.56%, 16.63%, 16.60%, 16.43%, and 17.24%, respectively; for Global Smaller Companies Fund Class A, B, C, D, and R 15.84%, 14.95%, 14.93%, 14.92%, and 15.58%, respectively; and for Global Technology Fund Class A, B, C, D, and R, (2.87)%, (3.52)%, (3.52)%, (3.52)%, and (2.96)%, respectively.

##	Seligman has contractually agreed to waive its fees and/or reimburse certain expenses of the Fund.

67

How to Contact Us

The Funds

Write to	Corporate Communications/Investor Relations Department J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017

Phone	Toll-free in the US (800) 221-7844 Outside the US (212) 850-1864

Your Regular (Non-Retirement) Account

Write to	Shareholder Service Agent/Seligman Group of Funds Seligman Data Corp.

For investments into an account	P.O. Box 9766 Providence, RI 02940-9766

For non-investment inquiries	P.O. Box 9759 Providence, RI 02940-9759

For matters requiring overnight delivery	101 Sabin St. Pawtucket, RI 02860

Phone	Toll-free in the US (800) 221-2450 Outside the US (212) 682-7600

Your Retirement Account

Write to	Retirement Plan Services Seligman Data Corp. 100 Park Avenue New York, NY 10017

Phone	Toll-free (800) 445-1777

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone.
You will have instant access to price, yield, account balance, most recent transaction, and other information.

SELIGMAN ADVISORS, INC.
an affiliate of

J. & W. SELIGMAN & Co.
INCORPORATED
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

68

[This Page Is Intentionally Left Blank]

For More Information

The information below is available, without charge, upon request by calling toll-free 800-221-2450 in the US or collect 212-682-7600 outside the US. You may also call these numbers to request other information about a Fund or to make shareholder inquiries.

The Statement of Additional Information (“SAI”) contains additional information about each Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about each Fund’s investments. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

The SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

Information about each Fund, including the Prospectus and SAI, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 551-8090. The Prospectus, SAI, Annual/Semi-Annual Reports and other information about a Fund are also available on the EDGAR Database on the SEC’s Internet site:

www.seligman.com.

The website references in this Prospectus

are inactive textual references, and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC File Number:   811-6485

 Prospectus

March 3, 2008
Class I Shares

Seligman
Global Fund Series, Inc.

Investing Around the World for Capital Appreciation

• Seligman Emerging Markets Fund
• Seligman Global Growth Fund
• Seligman Global Smaller Companies Fund
• Seligman International Growth Fund

The Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if one or more of these Funds is suitable for you.

EQSGFS1 3/2008 CI

Table of Contents

This Prospectus contains information about four of the separate funds within Seligman Global Fund Series, Inc. (the “Series”).

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

The Funds

Seligman Emerging Markets Fund

Investment Objective

The Seligman Emerging Markets Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund generally invests at least 80% of its assets in equity securities of companies that conduct their principal business activities in emerging markets, are organized under the laws of or maintain their principal place of business in emerging markets, or whose securities are traded principally on exchanges in emerging markets.

Emerging Market:

A market in a developing country or a market represented in the Morgan Stanley Capital International Emerging Markets Free Index. Developing countries are those classified by the World Bank as low-income or middle-income economies, regardless of their particular stage of development.

The Fund will focus its investments in those emerging markets in which the investment manager believes the economies are developing strongly and markets are becoming more liquid, or other emerging markets that meet the portfolio manager’s criteria for investability. The Fund seeks to benefit from policies of economic development being adopted in many emerging markets. These policies include domestic price reform, reducing internal budget deficits, privatization, encouraging foreign investments and developing capital markets. The Fund combines a bottom-up investment style with top-down analysis of regions, countries and sectors. This means the portfolio manager concentrates first on analysis of individual companies then on analysis of individual sectors, countries and regions.

In selecting individual securities, the portfolio manager looks to identify companies that it believes display one or more of the following:

■	Operate in growing markets

■	Attractive valuations relative to cash earnings forecasts or other valuation criteria

■	Unique sustainable competitive advantages (e.g., market share, proprietary products)

■	Improving industry or country fundamentals

Following stock selection, the portfolio manager then focuses on portfolio construction that considers top-down risk control based on such factors as:

■	Relative economic growth potential of the various economies and securities markets

■	Political, financial, and social conditions influencing investment opportunities

■	Relative rates of earnings growth

■	Interest rate outlook and expected levels of inflation

■	Market prices relative to historic averages

The Fund generally sells a stock if the portfolio manager believes its target price has been reached, its earnings are disappointing, its revenue growth has slowed, its underlying fundamentals have deteriorated, or there are deteriorating industry or country fundamentals. The Fund may also sell or trim a stock if the portfolio manager believes, from a risk control perspective, the stock’s position size is inappropriate for the portfolio. Also, stocks may be sold when negative country, currency, or general industry factors affect a company’s outlook, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities,

Seligman Emerging Markets Fund

including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 20% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund may also invest up to 10% of its assets in exchange-traded funds (ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors.

Shareholders will be provided with at least 60 days prior written notice of any change to the “80%” investment policy described in the second paragraph under “Principal Investment Strategies.”

There is no guarantee the Fund will achieve its objective.

Principal Risks

The Fund’s net asset value may fluctuate more than other equity funds or other global equity funds that do not invest heavily in emerging markets. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them. Emerging countries may have relatively unstable governments, economies based on less diversified industrial bases, and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned, and more recently organized than many US companies.

Foreign securities in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks. Investing in emerging markets involves a greater degree of risk, and an investment in the Fund should be considered speculative.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets and financial and managerial resources.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

2

Seligman Emerging Markets Fund

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the portfolio manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected.

To the extent the Fund invests some of its assets in other higher-risk securities, such as illiquid securities, it may be subject to higher price volatility. Securities traded in the over-the-counter markets involve risks, including the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, the Fund may not be able to sell when the portfolio manager deems it advantageous to do so.

If the Fund invests in ETFs, shareholders would bear not only the Fund’s expenses (including operating expenses and management fees), but also similar expenses of the ETFs, and the Fund’s returns will therefore be lower.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Option transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When options are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class I shares has varied from year to year, as well as how the performance compares to two measures of performance.

Although the Fund’s fiscal year ends on October 31, the following performance information is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future.

Through at least February 28, 2009, J. & W. Seligman & Co. Incorporated (“Seligman”) has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of the Fund’s average daily net assets. Other fee waiver/expense reimbursement arrangements

3

were in effect prior to this arrangement. Absent such management fee waivers/expense reimbursements, returns presented in the bar chart and table would have been lower.

Both the bar chart and table below the bar chart assume that all dividends and capital gain distributions, if any, were reinvested. Class I shares are not subject to any sales charges.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

4

Seligman Emerging Markets Fund

Class I Annual Total Return – Calendar Years

Best calendar quarter return: 27.94% – quarter ended 6/30/03
Worst calendar quarter return: -16.09% – quarter ended 9/30/02.

Class I Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Since Inception 11/30/01

Class I

Return before taxes	43.08%	37.92%	30.31%

Return after taxes on distributions	38.54%	36.09%	28.89%

Return after taxes on distributions and sale of Fund shares	30.26%	33.56%	26.92%

MSCI Emerging Markets (EM) Index	39.73%	37.44%	30.17%

Lipper Emerging Markets Funds Average	36.51%	35.86%	29.37%

The Morgan Stanley Capital International Emerging Markets Index (“MSCI Emerging Markets (EM) Index”) and the Lipper Emerging Markets Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions, if any. The Lipper Emerging Markets Funds Average excludes the effect of fees, sales charges and taxes, and the MSCI Emerging Markets (EM) Index excludes the effect of expenses, fees, sales charges and taxes. The MSCI Emerging Markets (EM) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Lipper Emerging Markets Funds Average comprises mutual funds which seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s gross national product (GNP) per capita or other economic measures. Investors cannot invest directly in an average or index.

Prior to March 31, 2000, Seligman employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Fund. From March 31, 2000 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management Company, LLP has been employed by Seligman as subadviser to provide portfolio management services to the Fund.

5

Seligman Emerging Markets Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) on Purchases	none

Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions	none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

(as a percentage of average net assets)

Management Fees	1.25%

Distribution and/or Service (12b-1) Fees	none

Other Expenses(1)	0.47%

Total Annual Fund Operating Expenses	1.72%

(1)

Through at least February 28, 2009, Seligman has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of the Fund’s average daily net assets. For the fiscal year ended October 31, 2007, no fee waiver and/or expense reimbursement was required for Class I shares.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$175	$542	$933	$2,030

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

Other Expenses:

Miscellaneous expenses of running the Fund including such things as shareholder account services, registration, custody, auditing and legal fees.

6

Seligman Global Growth Fund

Investment Objective

The Seligman Global Growth Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund invests primarily in equity securities of non-US and US growth companies that have the potential to benefit from global economic or social trends. The Fund may invest in high-quality, large-and mid-capitalization companies that are considered leaders in their industries, emphasizing those industries that are growing on a global basis. Typically, the Fund will invest in several countries in different geographic regions. Additionally, the Fund may invest up to 15% in emerging market equities.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the US, have their securities traded on non-US exchanges or have been formed under the laws of non-US countries. The portfolio manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these types of companies or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the US if it derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US.

The Fund uses an investment process that emphasizes bottom-up research with a focus on companies with improving fundamentals exemplified by identifiable catalysts and strong earnings growth.

In selecting individual securities, the portfolio manager looks to identify companies that it believes display one or more of the following:

■	Accelerating fundamentals or earnings growth with consideration paid to valuations

■	Quality management

■	Strong possibility of multiple expansion

■	Unique competitive advantages (e.g., market share, proprietary products)

■	Potential for improvement in overall operations

The Fund generally sells a stock if the portfolio manager believes its target price has been reached, its earnings are disappointing, its revenue or earnings growth has slowed, or the stock’s or industry’s underlying fundamentals have deteriorated. The Fund may also sell a stock if the portfolio manager believes that negative country or regional factors or shifts in global trends may negatively affect a company’s outlook, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and

7

Seligman Global Growth Fund

put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund may also invest up to 10% of its assets in exchange-traded funds (ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies (e.g., investing less than 30% of its assets in companies outside the US) in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors.

There is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund’s net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Foreign securities in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility.

Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

The Fund seeks to limit the risk of investing in foreign securities by diversifying its investments among different countries, as well as among different themes. Diversification reduces the effect events in any one country will have on the Fund’s entire investment portfolio. However, a decline in the value of the Fund’s investments in one country may offset potential gains from investments in another country.

If global markets do not develop or continue to develop, the Fund’s performance could be negatively affected.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the portfolio manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

If the Fund invests in ETFs, shareholders would bear not only the Fund’s expenses (including operating expenses and management fees), but also similar expenses of the ETFs, and the Fund’s returns will therefore be lower.

8

Seligman Global Growth Fund

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Option transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When options are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class I shares has varied from year to year, as well as how the performance compares to four measures of performance.

Although the Fund’s fiscal year ends on October 31, the following performance information is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future.

Through at least February 28, 2009, Seligman has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of the Fund’s average daily net assets. In the past, Seligman made payments to the Fund. In addition, other fee waiver/expense reimbursement arrangements were in effect prior to this arrangement. Absent such management fee waivers/expense reimbursements and payments, returns presented in the bar chart and table would have been lower.

Both the bar chart and table below the bar chart assume that all dividends and capital gain distributions, if any, were reinvested. Class I shares are not subject to any sales charges.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

9

Seligman Global Growth Fund

Class I Annual Total Return – Calendar Years

Best calendar quarter return: 15.92% – quarter ended 12/31/03.
Worst calendar quarter return: -19.63% – quarter ended 9/30/02.

Class I Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Since Inception 11/30/01

Class I

Return before taxes	24.57%	17.31%	7.36%

Return after taxes on distributions	24.57%	17.31%	7.36%

Return after taxes on distributions and sale of Fund shares	15.97%	15.31%	6.41%

MSCI World Index	9.57%	17.51%	10.29%

MSCI World Growth Index	15.12%	15.82%	8.95%

Lipper Global Large-Cap Growth Funds Average	13.47%	17.18%	9.15%

Lipper Global Funds Average	11.07%	17.22%	10.31%

The Morgan Stanley Capital International World Index (“MSCI World Index”), the Morgan Stanley Capital International World Growth Index (“MSCI World Growth Index”), and the Lipper Global Large-Cap Growth Funds Average and the Lipper Global Funds Average (the “Lipper Averages”) are unmanaged benchmarks that assume reinvestment of all distributions, if any. The Lipper Averages excludes the effect of fees, sales charges and taxes, and the MSCI World Index and the MSCI World Growth Index exclude the effect of expenses, fees, sales charges and taxes. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The MSCI World Growth Index is a free float-adjusted market capitalization-weighted equity index representing “growth” (high price to book value) securities in the world’s developed stock markets. The Lipper Global Funds Average comprises mutual funds which invest at least 25% of their portfolios in equity securities traded outside the US, and may own US securities as well. The Lipper Global Large-Cap Growth Funds Average comprises mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the US with market capitalizations (on a three-year weighted basis) greater than the 500th largest company in the S&P/Citigroup World Broad Market Index (BMI). Large-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World BMI. Lipper currently classifies the Fund as a Global Large-Cap Growth Fund. Investors cannot invest directly in an average or index.

Prior to March 31, 2000, Seligman employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Fund. From March 31, 2000 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management Company, LLP has been employed by Seligman as subadviser to provide portfolio management services to the Fund.

10

Seligman Global Growth Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) on Purchases	none

Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions	none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

(as a percentage of average net assets)

Management Fees	1.00%

Distribution and/or Service (12b-1) Fees	none

Other Expenses(1)	0.52%

Total Annual Fund Operating Expenses	1.52%

(1)

Through at least February 28, 2009, Seligman has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of the Fund’s average daily net assets. For the fiscal year ended October 31, 2007, no fee waiver and/or expense reimbursement was required for Class I shares.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$155	$480	$829	$1,813

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

Other Expenses:

Miscellaneous expenses of running the Fund including such things as shareholder account services, registration, custody, auditing and legal fees.

11

Seligman Global Smaller Companies Fund

Investment Objective

The Seligman Global Smaller Companies Fund’s investment objective is long-term capital appreciation.

Smaller Companies:

Companies with market capitalization, at the time of purchase by the Fund, equivalent to US $3 billion or less.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund generally invests at least 80% of its assets in equity securities of smaller US and non-US companies. The Fund may invest in companies domiciled in any country, although it typically invests in developed countries. Relative to its benchmark, the Fund is generally neutrally weighted across the major geographic regions.

Under normal market conditions, the Fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the US, have their securities traded on non-US exchanges or have been formed under the laws of non-US countries. The portfolio manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these types of companies or specific foreign markets are unfavorable. The Fund considers a company to conduct its principal business activities outside the US if it derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US.

The Fund uses an investment approach that is bottom-up focused, looking for both extended growth opportunities and special situations (including value stocks) within each region.

In selecting individual securities, the portfolio managers look for companies that they believe display the following characteristics:

■	Extended growth opportunities or special situations where there is a potential for improvement in overall operations

■	A well articulated and believable business model

■	Quality management

■	Sustainable competitive advantage

■	Strong financial characteristics

The Fund generally sells a stock if the portfolio managers believe its target price has been reached, its earnings are disappointing, its revenue or earnings growth has slowed, its underlying fundamentals have deteriorated, or the portfolio managers are finding better opportunities elsewhere. The Fund may also sell a stock if the portfolio managers believe that negative country or regional factors may affect a company’s outlook, to manage risk in the Fund, or to meet cash requirements.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations and the Fund may frequently choose not to enter into

12

Seligman Global Smaller Companies Fund

such contracts or purchase such options even when they are available.

The Fund may also invest up to 10% of its assets in exchange-traded funds (ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions, that are inconsistent with its principal strategies (e.g., investing less than 30% of its assets in companies outside the US) in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the “80%” investment policy described in the second paragraph under “Principal Investment Strategies.”

The Board of Directors may change the definition of “smaller companies” if it concludes that such a change is appropriate.

There is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund’s net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Foreign securities in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

Investments in smaller companies typically involve greater risks than investments in larger companies. Small company stocks, as a whole, may experience larger price fluctuations than large company stocks or other types of investments. Some small companies may have shorter operating histories, less experienced management and limited product lines, markets and financial and managerial resources.

The Fund may be affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the portfolio managers to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility.

If the Fund invests in ETFs, shareholders would bear not only the Fund’s expenses (including operating expenses and management fees), but also similar expenses of the ETFs, and the Fund’s returns will therefore be lower.

13

Seligman Global Smaller Companies Fund

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

Option transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When options are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class I shares has varied from year to year, as well as how the performance compares to two measures of performance.

Although the Fund’s fiscal year ends on October 31, the following performance information is provided on a calendar year basis. It is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future.

In the past, Seligman has reimbursed certain expenses of Class I shares, and made payments to the Fund. Absent such reimbursements and payments, returns presented in the bar chart and table would have been lower.

Both the bar chart and table below the bar chart assume that all dividends and capital gain distributions, if any, were reinvested. Class I shares are not subject to any sales charges.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

14

Seligman Global Smaller Companies Fund

Class I Annual Total Return – Calendar Years

Best calendar quarter return: 18.51% – quarter ended 6/30/03.
Worst calendar quarter return: -19.73% – quarter ended 9/30/02.

Class I Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Since Inception 11/30/01

Class I

Return before taxes	3.86%	19.84%	11.25%

Return after taxes on distributions	1.68%	18.46%	10.20%

Return after taxes on distributions and sale of Fund shares	4.12%	17.17%	9.57%

S&P/Citigroup Broad Market Less Than US $2 Billion Index	3.60%	27.43%	16.40%

Lipper Global Small/Mid-Cap Core Funds Average	2.40%	18.32%	12.20%

The Standard & Poor’s/Citigroup Broad Market Less Than US $2 Billion Index (the “S&P/Citigroup Index”) and the Lipper Global Small/Mid-Cap Core Funds Average (the “Lipper Average”) are unmanaged benchmarks that assume reinvestment of all distributions, if any. The Lipper Average excludes the effect of fees, sales charges and taxes, and the S&P/Citigroup Index excludes the effect of expenses, fees, sales charges and taxes. The S&P/Citigroup Index represents the entire universe of institutionally investable securities with total available market capitalization of at least the local equivalent of US $100 million and not more than US $2 billion. The Lipper Average measures the performance of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the US with market capitalizations (on a three-year weighted basis) less than the 500th largest company in the S&P/Citigroup World Broad Market Index (BMI). Small/mid-cap core funds typically have an average price-to-cash flow ratio, and three-year sales-per-share growth value, compared to the S&P Citigroup World BMI. Investors cannot invest directly in an average or index.

Prior to January 1, 2003, Seligman employed subadvisers that were responsible for providing certain portfolio management services with respect to the investments of the Fund. From January 1, 2003 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management Company LLP has been employed by Seligman as subadviser to provide portfolio management services for the Fund. In June 2004, Wellington Management Company LLP delegated a portion of its portfolio management responsibilities in respect of the Fund to its affiliate, Wellington Management International Ltd. As of April 2006, no employee of Wellington Management International Ltd is providing portfolio management services to the Fund.

15

Seligman Global Smaller Companies Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) on Purchases	none

Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions	none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

(as a percentage of average net assets)

Management Fees	0.95%

Distribution and/or Service (12b-1) Fees	none

Other Expenses	0.26%

Total Annual Fund Operating Expenses	1.21%

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$123	$384	$665	$1,466

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

Other Expenses:

Miscellaneous expenses of running the Fund including such things as shareholder account services, registration, custody, auditing and legal fees.

16

Seligman International Growth Fund

Investment Objective

The Seligman International Growth Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund invests primarily in high-quality, large- and mid-capitalization growth companies ($1 billion or more at the time of initial purchase by the Fund) that are considered leaders in their industries, emphasizing those industries that are growing on a global basis. The Fund may invest in any country; however, it typically will not invest in the United States. It generally invests in several countries in different geographic regions.

The Fund generally invests in the common stock of medium- to large-sized companies in the principal international markets. However, it may also invest in companies with a lower market capitalization or in smaller regional or emerging markets (representation in the emerging markets will generally be less than 25% of assets).

In selecting individual securities, the portfolio manager looks to identify companies that it believes display one or more of the following:

■	Attractive valuations relative to earnings and revenue forecasts or other valuation criteria (e.g., return on equity)

■	Quality management

■	Unique competitive advantages (e.g., market share, proprietary products)

■	Strong possibility of multiple expansion

■	Potential for improvement in overall operations (hidden/unappreciated value)

The Fund generally sells a stock if the portfolio manager believes its target price has been reached, there is a decelerating trend of earnings growth, deteriorating industry fundamentals, management change or failure, its revenue growth has slowed, or its underlying fundamentals have deteriorated.

The Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. The securities may be listed on a US or foreign stock exchange or traded in US or foreign over-the-counter markets. The Fund normally concentrates its investments in common stocks; however, it may invest in other types of equity securities, including securities convertible into or exchangeable for common stock, depositary receipts, and rights and warrants to purchase common stock. The Fund also may invest up to 25% of its assets in preferred stock and investment-grade or comparable quality debt securities.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold), and may from time to time enter into forward foreign currency exchange contracts in an attempt to manage the risk of adverse changes in currencies. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities it holds in its portfolio. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. Forward foreign currency exchange contracts and put options on securities may not be available to the Fund on reasonable terms in many situations, and the Fund may frequently choose not to enter into such contracts or purchase such options even when they are available.

The Fund may also invest up to 10% of its assets in exchange-traded funds (ETFs). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its

17

Seligman International Growth Fund

principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors.

There is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund’s net asset value will fluctuate. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Foreign securities in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

The Fund seeks to limit the risk of investing in foreign securities by diversifying its investments among different regions and countries. Diversification reduces the effect events in any one country will have on the Fund’s entire investment portfolio. However, a decline in the value of the Fund’s investments in one country may offset potential gains from investments in another country.

The Fund may be negatively affected by the broad investment environment in the international or US securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the portfolio manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected.

To the extent the Fund invests some of its assets in higher-risk securities, such as illiquid securities, it may be subject to higher price volatility. Securities traded in the over-the-counter markets involve risks, including the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, the Fund may not be able to sell when the portfolio manager deems it advantageous to do so.

If the Fund invests in ETFs, shareholders would bear not only the Fund’s expenses (including operating expenses and advisory fees), but also similar expenses of the ETFs, and the Fund’s returns will therefore be lower.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to changes in interest rates, the creditworthiness of the issuers,

18

unanticipated prepayment, and the decline of the bond market in general.

Option transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested or more. When options are purchased in the over-the-counter markets, there are additional risks, such as counterparty and liquidity risks.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Seligman International Growth Fund

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance

The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class I shares has varied from year to year, as well as how the performance compares to four measures of performance.

Although the Fund’s fiscal year ends on October 31, the following performance information is provided on a calendar year basis to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future.

Through at least February 28, 2009, Seligman has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of the Fund’s average daily net assets. Other fee waiver/expense reimbursement arrangements were in effect prior to this arrangement. Absent such management fee waivers/expense reimbursements, returns presented in the bar chart and table would have been lower.

Both the bar chart and table below the bar chart assume that all dividends and capital gain distributions, if any, were reinvested. Class I shares are not subject to any sales charges.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

19

Seligman International Growth Fund

Class I Annual Total Return – Calendar Years

Best calendar quarter return: 16.07% – quarter ended 6/30/03.
Worst calendar quarter return: -19.49% – quarter ended 9/30/02.

Class I Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Since Inception 11/30/01

Class I

Return before taxes	22.81%	21.40%	13.35%

Return after taxes on distributions	18.82%	20.60%	12.74%

Return after taxes on distributions and sale of Fund shares	16.87%	18.75%	11.58%

MSCI EAFE Index	11.63%	22.07%	14.67%

MSCI EAFE Growth Index	16.84%	20.23%	13.22%

Lipper International Multi-Cap Growth Funds Average	15.42%	21.93%	14.32%

Lipper International Funds Average	12.44%	20.80%	13.90%

The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index (“MSCI EAFE Index”) and the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Growth Index (“MSCI EAFE Growth Index”, collectively, the “MSCI EAFE Indices”) and the Lipper International Multi-Cap Growth Funds Average and the Lipper International Funds Average (collectively, the “Lipper Averages”) are unmanaged benchmarks that assume reinvestment of all distributions, if any. The Lipper Averages exclude the effect of fees, sales charges and taxes, and the MSCI EAFE Indices exclude the effect of expenses, fees, sales charges and taxes. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. The MSCI EAFE Growth Index is a free float-adjusted market capitalization-weighted index that measures stock market performance of the developed markets in Europe, Australasia, and the Far East with a greater-than-average growth orientation. The Lipper International Multi-Cap Growth Funds Average measures the performance of mutual funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-US Broad Market Index (BMI). Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-US BMI. The Lipper International Funds Average measures the performance of mutual funds which invest in equity securities whose primary trading markets are outside the US. Lipper currently classifies the Fund as an International Multi-Cap Growth Fund. Investors cannot invest directly in an average or index.

Prior to March 31, 2000, Seligman employed subadvisers that were responsible for providing certain management services with respect to the investments of the Fund. From March 31, 2000 until September 15, 2003, the assets of the Fund were managed exclusively by Seligman. Since September 15, 2003, Wellington Management Company, LLP has been employed by Seligman as subadviser to provide portfolio management services to the Fund.

20

Seligman International Growth Fund

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) on Purchases	none

Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions	none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

(as a percentage of average net assets)

Management Fees	0.97%

Distribution and/or Service (12b-1) Fees	none

Other Expenses(1)	0.39%

Total Annual Fund Operating Expenses	1.36%

(1)

Through at least February 28, 2009, Seligman has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of the Fund’s average daily net assets. For the fiscal year ended October 31, 2007, no fee waiver and/or expense reimbursement was required for Class I Shares.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$138	$431	$745	$1,635

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

Other Expenses:

Miscellaneous expenses of running the Fund including such things as shareholder account services, registration, custody, auditing and legal fees.

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Management of the Funds

The Board of Directors provides broad supervision over the affairs of each Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of each Fund. Seligman is responsible for each Fund’s investments and administers each Fund’s business and other affairs.

Established in 1864, Seligman currently serves as manager to 24 US registered investment companies, which offer 61 investment portfolios with approximately $10.7 billion in assets as of January 31, 2008. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at January 31, 2008 of approximately $7.6 billion.

Affiliates of Seligman:

Seligman Advisors, Inc. (“Seligman Advisors”): Each Fund’s general distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (“SDC”):

Each Fund’s shareholder service agent; provides shareholder account services to the Funds at cost.

Each Fund pays Seligman a management fee for its services equal to a percentage of that Fund’s average daily net assets. Each Fund’s management fee rate declines as that Fund’s net assets increase. The management fee rates are:

■	Seligman Emerging Markets Fund
1.25% on first $1 billion of net assets
1.15% on next $1 billion of net assets
1.05% on net assets in excess of $2 billion

■	Seligman Global Growth Fund and Seligman International Growth Fund
1.00% on first $50 million of net assets
0.95% on next $1 billion of net assets
0.90% on net assets in excess of $1,050,000,000

■	Seligman Global Smaller Companies Fund
1.00% on first $100 million of net assets
0.90% on net assets in excess of $100 million

For each of Seligman Emerging Markets Fund, Seligman Global Growth Fund and Seligman International Growth Fund, through at least February 28, 2009, Seligman has contractually agreed to waive its respective management fee and/or to separately reimburse each Fund’s expenses to the extent that a Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.85% per annum of that Fund’s average daily net assets. No reimbursement was required through October 31, 2007 for Class I shares of these Funds.

A discussion regarding the basis for the Series’ Board of Directors’ approval of the continuance of the investment management agreement between the Funds and Seligman and the subadvisory agreements in respect of Wellington Management Company, LLP will be made available in the Series’ Mid-Year Report, dated April 30, 2008.

Subadviser

Wellington Management Company, LLP (“Wellington Management”), a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109, is the subadviser for Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman International Growth Fund, and Seligman Global Smaller Companies Fund. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of January 31, 2008, Wellington Management had investment management authority with respect to approximately $557 billion in assets.

Seligman pays Wellington Management a fee for the services it provides. This fee does not increase the fee payable by any Fund.

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Portfolio Management

Seligman Emerging Markets Fund

Ms. Vera M. Trojan, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2003. Ms. Trojan joined Wellington Management as an investment professional in 1989.

Seligman Global Growth Fund

Mr. Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since August 1, 2007 and has been involved in portfolio management and securities analysis for the Fund since 2006. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was an investment professional at American Century Investment Management (2000-2005).

Mr. Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2003. Mr. Offit joined Wellington Management as an investment professional in 1997.

Mr. Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2003. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Mr. Hudson is the lead portfolio manager of the Fund. Messrs. Offit and Berteaux assist in the research and portfolio construction process. In Mr. Hudson’s absence, Messrs. Offit and Berteaux, individually, may purchase or sell securities for the Fund.

Seligman International Growth Fund

Mr. Andrew S. Offit, CPA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2003. Mr. Offit joined Wellington Management as an investment professional in 1997.

Mr. Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2003. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Mr. Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since 2006. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was an investment professional at American Century Investment Management (2000-2005).

Mr. Offit is the lead portfolio manager of the Fund. Messrs. Berteaux and Hudson assist in the research and portfolio construction process. In Mr. Offits’s absence, Messrs. Berteaux and Hudson, individually, may purchase or sell securities for the Fund.

Seligman Global Smaller Companies Fund

Mr. Jamie A. Rome, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the North American portion of the Fund since 2003. Mr. Rome joined Wellington Management as an investment professional in 1994.

Mr. Simon H. Thomas, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the non-North American portion of the Fund since 2006. Mr. Thomas joined Wellington Management as an investment professional in 2002.

Messrs. Rome and Thomas coordinate the allocations among the North American and non-North American portions of the Fund, which are intended to be regionally neutral relative to the Fund’s benchmark. However, the allocations may vary from the benchmark from time to time based upon the investment process described in the Fund’s “Principal Investment Strategies.”

The Series’ Statement of Additional Information provides additional information about the compensation of the individuals named above (the “Portfolio Team”), other accounts managed by each member of the Portfolio Team and each member of the Portfolio Team’s ownership of securities of the Fund(s) for which they provide portfolio management.

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Regulatory Matters

In late 2003, J. & W. Seligman & Co. Incorporated (Seligman) conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman hadpreviously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

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Shareholder Information

Each Fund offers six Classes of shares. Only Class I shares are offered by this Prospectus. The Series’ Board of Directors believes that no conflict of interest currently exists among each Fund’s Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

Seligman (as well as the Funds’ distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or otherwise provide services to the Funds. For more details regarding such payments, please consult the Series’ Statement of Additional Information.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors accepts your request. However, in some cases, the Funds have authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of each Fund. In such instances, customer orders will be priced at the Fund’s NAV next calculated after the authorized financial intermediary (or other person designated by such financial intermediary) receives the request. However, Seligman Advisors may reject any request to purchase shares under the circumstances discussed later in this Prospectus under the captions “Important Policies That May Affect Your Account” and “Frequent Trading of Fund Shares.” Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange (“NYSE”), the order will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class’s per share NAV.

NAV: Computed separately for each Class by dividing that Class’s share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

The NAV of each Fund’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because the Funds have portfolio securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, the value of a Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Generally, portfolio securities are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. However, since trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the NYSE, the closing prices for such securities may not fully reflect events that occur after the local markets close but before the close of the NYSE. The Board of Directors of the Series has approved “fair value” procedures under which a third party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationships between the price movements of a security and independent variables such as US market movements, sector movements, movements in the American Depositary Receipt (ADR) of a security (if any) and movements in country or regional exchange-traded funds or futures contracts. The factors used vary with each security, depending on which factors have been most important historically.

In addition, if Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Board

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of Directors of the Series. These fair value procedures may be used to determine the value of a security held by a Fund in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of such security.

How to Buy Fund Shares

Class I shares are not subject to any initial or contingent deferred sales charges or distribution expenses. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by (i) a “qualified tuition program” (within the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisors, (ii) certain qualified employee benefit plans offered to employees of Seligman and its affiliates and SDC, (iii) any qualified or non-qualified employee benefit plan or arrangement (“Benefit Plan”) with over $200 million in assets that is approved by Seligman Advisors, (iv) with respect to a specific Seligman fund in the Seligman Group of Funds, any Benefit Plan or other investor that makes an initial investment of $3,000,000 or more in Class I shares of that Seligman fund, and (v) any Benefit Plan with at least $25 million in assets purchasing Class I shares through a financial intermediary that has been authorized by Seligman Advisors to offer Class I shares pursuant to a written agreement. Each eligible investor is required to have a single account and trade electronically with SDC either through the electronic trading platform operated by the National Securities Clearing Corporation (NSCC) or other electronic means acceptable to SDC. Benefit Plans that have the same sponsor (or sponsors affiliated with one another) (“Affiliated Benefit Plans”) may aggregate their investments for determining eligibility to invest in Class I shares. However, any Benefit Plan not otherwise eligible on its own to invest in Class I shares must place orders for shares of a Seligman fund through a single account maintained for the benefit of its Affiliated Benefit Plans.

To make your initial investment in a Fund, an account must be established with SDC.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy shares of any Fund. Class I shares may not be offered by every Seligman mutual fund. Please consult the relevant fund’s current prospectus to determine if it offers Class I shares. Exchanges will be made at each fund’s respective NAV. Exchanges generally must be requested in writing and received by Seligman Advisors by 4:00 p.m. Eastern time to receive that day’s NAV.

How to Sell Shares

Shares of a Fund can be redeemed in the same manner that shares can be purchased, as described under the heading “How to Buy Fund Shares.” SDC will send proceeds from a sale by means agreed on between each institutional shareholder and SDC. Sales handled by an authorized dealer or financial advisor generally must follow the same procedure. The Funds do not charge any fees or expenses for a sale handled by an authorized dealer or financial advisor, but the dealer or financial advisor may charge a service fee. SDC may require additional documents to sell Fund shares. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Redemption in Kind. Seligman Global Smaller Companies Fund reserves the right to satisfy redemption requests, in whole or in part, with an in-kind transfer of the Fund’s portfolio securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. No shareholder will have the right to require any distribution of any assets of the Fund (or any other Fund in the Series) in kind.

26

Important Policies That May Affect Your Account

To protect you and other shareholders, each Fund reserves the right to:

■	Refuse any request to buy Fund shares;

■	Reject any request received by telephone;

■	Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering;

■	Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals); or

■	Close your account if your account remains below $250,000 for a period of at least six months.

Frequent Trading of Fund Shares

As a matter of policy, each Fund discourages frequent trading of its shares. In this regard, the Board of Directors of the Series has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of a Fund’s portfolio. If any Fund, Seligman Advisors (the Funds’ distributor), or SDC (the Funds’ shareholder servicing agent) (referred to collectively below as the “Seligman Entities”) determine that you have exchanged more than twice to and from the same Fund in any three-month period, you will not be permitted to engage in further exchange activity in such Fund for 90 days. The Seligman Entities may under certain circumstances also refuse initial or additional purchases of a Fund’s shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above (excluding purchases via a direct deposit through an automatic payroll deduction program or purchases by the funds of Seligman Asset Allocation Series, Inc. in the ordinary course of implementing their asset allocation strategies). In addition, the Seligman Entities may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of a Fund through a financial intermediary, your ability to purchase or exchange shares of a Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Entities as engaging in trading activity in excess of the guidelines noted above. The Funds’ policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Entities to prevent excessive trading, there is no guarantee that the Seligman Entities will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Entities to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, each Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Entities will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide each Fund with combined purchase and redemption orders. In these circumstances, the Seligman Entities may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of each Fund may be held through omnibus accounts and their equivalents.

27

To the extent that the efforts of the Seligman Entities are unable to eliminate excessive trading practices in a Fund, these practices may interfere with the efficient management of such Fund’s portfolio, hinder such Fund’s ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in a Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Fund’s operating costs and decrease a Fund’s investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Dividend:

A payment by a mutual fund, usually derived from a fund’s net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund’s portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund’s assets before it calculates its NAV.

Investors who purchase shares of a Fund that invests in non-US securities and/or small-cap securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact these Funds.

Dividends and Capital Gain Distributions

Each Fund generally pays any dividends from its net investment income and distributes any net capital gains realized on investments annually. It is expected that each Fund’s distributions will be primarily capital gains. The Seligman Global Growth Fund has a substantial capital loss carryforward which is available for offset against future net capital gains, expiring in varying amounts through 2011. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carry-forwards.

Institutional shareholders such as tax-deferred retirement plans and qualified State tuition programs generally will have dividend and capital gain distributions reinvested in additional Fund shares. Other institutional shareholders may elect to:

(1)	reinvest both dividends and capital gain distributions;

(2)	receive dividends in cash and reinvest capital gain distributions; or

(3)	receive both dividends and capital gain distributions in cash.

If you want to change your election, you may write to SDC at P.O. Box 9759, Providence, RI 02940-9759, or an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividends or capital gain distributions that are not reinvested will be sent by means agreed on between SDC and each shareholder. Such distributions can be sent by check or by wire transfer, or, if you have current ACH bank information on file, directly deposited into a predesignated bank account, typically within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by the Fund (other than “qualified dividend income”) are taxable to you as ordinary income. Tax-deferred retirement plans and qualified tuition programs are not taxed currently on dividends or capital gain distributions or on gains resulting from the sale or exchange of Fund shares.

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You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of a Fund’s shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder’s situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

For further information, please see the section entitled “Taxation of the Series” in the Series’ Statement of Additional Information.

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The Seligman Mutual Funds

EQUITY

Specialty

Seligman Communications and Information Fund†

Seeks capital appreciation by investing in companies operating in aspects of the communications, information and related industries.

Seligman Emerging Markets Fund†

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company

Seligman Frontier Fund†

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund†

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund†

Seeks long-term capital appreciation by investing in common stocks of smaller companies, deemed to be “value” companies by the investment manager.

Medium Company

Seligman Capital Fund†

Seeks capital appreciation by investing in the common stocks of medium-sized companies.

† Offers Class I shares.

Large Company

Seligman Common Stock Fund†

Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund†

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund†

Seeks long-term capital appreciation.

Seligman International Growth Fund†

Seeks long-term capital appreciation by generally investing in securities of large- and mid-capitalization growth companies in international markets.

Seligman Large-Cap Value Fund†

Seeks long-term capital appreciation by investing in common stocks of large companies, deemed to be “value” companies by the investment manager.

Balanced

Seligman Income and Growth Fund†

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Real Estate Securities

Seligman LaSalle Global Real Estate Fund†

Seeks total return through a combination of current income and long-term capital appreciation by investing in equity and equity-related securities issued by global real estate companies, such as US real estate investment trusts (REITs) and similar entities outside the US.

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Seligman LaSalle Monthly Dividend Real Estate Fund†

Seeks to produce a high level of current income with capital appreciation as a secondary objective by investing in equity and equity-related securities issued by real estate companies, such as real estate investment trusts (REITs).

FIXED-INCOME

Income

Seligman High-Yield Fund†

Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.

Seligman Core Fixed Income Fund†

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective. The Fund invests a significant portion of its assets in investment grade fixed-income securities.

Seligman U.S. Government Securities Fund

Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.

Municipal

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California
• High-Yield
• Quality
Colorado
Florida
Georgia
Louisiana
Maryland
Massachusetts
Michigan
Minnesota
Missouri
New Jersey
New York
North Carolina
Ohio
Oregon
Pennsylvania
South Carolina

* A small portion of income may be subject to state and local taxes.

Money Market

Seligman Cash Management Fund†

Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION

Seligman Asset Allocation Series, Inc. offers four different asset-allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Asset Allocation Aggressive Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Asset Allocation Growth Fund

 Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium-and large-capitalization companies than Seligman Asset Allocation Aggressive Growth Fund.

†  Offers Class I shares.

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Seligman Asset Allocation Moderate Growth Fund

 Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Asset Allocation Balanced Fund

 Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization and dividend producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Asset Allocation Moderate Growth Fund.

Seligman TargetHorizon ETF Portfolios, Inc. offers five asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETFund 2045†

 Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2045 approaches.

Seligman TargETFund 2035†

 Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as 2035 approaches.

Seligman TargETFund 2025†

 Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2025 approaches.

Seligman TargETFund 2015†

 Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2015 approaches.

Seligman TargETFund Core†

 Seeks capital appreciation and preservation of capital with current income.

†  Offers Class I shares.

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Financial Highlights

The tables below are intended to help you understand the financial performance of each Fund’s Class I shares for the past five years. Certain information reflects financial results for a single share of Class I shares held throughout the period shown. Per share amounts are calculated based on average shares outstanding during a particular period. “Total return” shows the rate that you would have earned (or lost) on an investment in the Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any transaction costs on your investment or taxes and are not annualized. If such costs and taxes were included, the returns presented below would have been lower, Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this financial information. Their report, along with the Series’ financial statements, is included in the Series’ Annual Report, which is available upon request.

Emerging Markets Fund

	Year ended October 31,

CLASS I	2007	2006	2005	2004	2003

Per Share Data:*

Net asset value, beginning of year	$13.25	$10.60	$7.92	$6.61	$4.37

Income (loss) from investment operations:

Net investment income (loss)	(0.02)	0.04	0.06	0.05	—	ø

Net realized and unrealized gain on investments and foreign currency transactionsøø	8.36	3.33	2.62	1.26	2.24

Total from investment operations	8.34	3.37	2.68	1.31	2.24

Less Distributions

Distributions from net realized capital gain	(1.39)	(0.72)	—	—	—

Net asset value, end of year	$20.20	$13.25	$10.60	$7.92	$6.61

Total Return:	69.61%	33.66%	33.84%	19.82%	51.26%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$12,043	$8,060	$6,470	$4,836	$3,444

Ratio of expenses to average net assets	1.72%	1.73%	1.89%	1.87%	2.35%

Ratio of net investment income to average net assets	(0.11)%	0.34%	0.62%	0.63%	0.06%

Portfolio turnover rate	106.56%	110.49%	129.33%	106.84%	251.65%

See footnotes on page 35.

33

Global Growth Fund

	Year ended October 31,

CLASS I	2007	2006	2005	2004	2003

Per Share Data:*

Net asset value, beginning of year	$8.86	$7.57	$7.45	$6.29	$5.21

Income (loss) from investment operations:

Net investment income (loss)	(0.07)	(0.03)	0.01	(0.03)	0.01

Net realized and unrealized gain on investments and foreign currency transactionsøø	3.24	1.32	0.11	1.19	1.07

Total from investment operations	3.17	1.29	0.12	1.16	1.08

Net asset value, end of year	$12.03	$8.86	$7.57	$7.45	$6.29

Total Return:	35.78%	17.04%	1.61%	18.44%#	20.73%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$1,887	$2,639	$2,207	$2,081	$1,544

Ratio of expenses to average net assets	1.52%	1.51%	1.59%	1.55%	1.83%

Ratio of net investment income (loss) to average net assets	(0.73)%	(0.38)%	0.11%	(0.42)%	0.23%

Portfolio turnover rate	86.05%	127.09%	269.07%	270.63%	251.04%

Global Smaller Companies Fund

	Year ended October 31,

CLASS I	2007	2006	2005	2004		2003

Per Share Data:*

Net asset value, beginning of year	$19.36	$17.02	$13.91	$11.91		$9.00

Income (loss) from investment operations:

Net investment income (loss)	0.08	0.03	0.01	—	Ø	(0.01)

Net realized and unrealized gain on investments and foreign currency transactionsøø	3.21	2.74	3.10	2.00		2.92

Total from investment operations	3.29	2.77	3.11	2.00		2.91

Less Distributions

Distributions from net realized capital gain	(2.31)	(0.43)	—	—		—

Net asset value, end of year	$20.34	$19.36	$17.02	$13.91		$11.91

Total Return:	19.24%	20.99%	22.36%	16.79	%#	32.33%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$57,048	$11,607	$9,643	$7,979		$5,789

Ratio of expenses to average net assets	1.21%	1.26%	1.36%	1.45%		1.64%

Ratio of net investment income (loss) to average net assets	0.38%	0.13%	0.05%	(0.02)%		(0.12)%

Portfolio turnover rate	72.24%	67.93%	76.40%	94.65%		262.14%

See footnotes on page 35.

34

International Growth Fund

	Year ended October 31,

CLASS I	2007		2006	2005	2004	2003

Per Share Data:*

Net asset value, beginning of year	$16.35		$13.09	$12.44	$10.13	$8.32

Income (loss) from investment operations:

Net investment income (loss)	—	ø	0.01	0.06	(0.02)	0.05

Net realized and unrealized gain on investments and foreign currency transactionsøø	6.69		3.25	0.59	2.33	1.76

Total from investment operations	6.69		3.26	0.65	2.31	1.81

Net asset value, end of year	$23.04		$16.35	$13.09	$12.44	$10.13

Total Return:	40.92%		24.90%	5.23%	22.80%	21.75%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$16,332		$11,740	$9,292	$7,911	$5,254

Ratio of expenses to average net assets	1.36%		1.38%	1.46%	1.59%	1.74%

Ratio of net investment income (loss) to average net assets	0.02%		0.09%	0.49%	(0.18)%	0.58%

Portfolio turnover rate	235.33%		165.09%	189.17%	241.12%	303.81%

*	Per share amounts are calculated based on average shares outstanding.
**	Commencement of offering of shares.
ø	Less than $0.01.
øø

The Fund separates the portion of its investment operations that resulted from changes in foreign exchange rates from the portion that resulted from changes in the market price of securities held and/or sold by the Fund.

†	Annualized.
#	Excluding the effect of payments received from Seligman, total returns would have been 18.28% and 16.58% for the Global Growth Fund and Global Smaller Companies Fund, respectively.

35

How to Contact Us

The Funds

Write to	Corporate Communications/Investor Relations Department
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

Phone	Toll-free in the US (800) 221-7844
Outside the US (212) 850-1864

Account Services

Write to	Shareholder Service Agent/Seligman Group of Funds
Seligman Data Corp.

For investments	P.O. Box 9766
into an account	Providence, RI 02940-9766

For non-investment	P.O. Box 9759
inquiries	Providence, RI 02940-9759

For matters requiring	101 Sabin St.
overnight delivery	Pawtucket, RI 02860

Phone	Non-Retirement Accounts
Toll-free in the US (800) 221-2450
Outside the US (212) 682-7600

Retirement Plan Services
Toll-free (800) 445-1777

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone.
You will have instant access to price, yield, account balance, most recent transaction, and other information.

SELIGMAN ADVISORS, INC.
an affiliate of

J. & W. SELIGMAN & CO.
INCORPORATED

ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

36

[This Page Is Intentionally Left Blank]

For More Information

The information below is available, without charge, upon request by calling toll-free 800-221-2450 in the US or collect 212-682-7600 outside the US. You may also call these numbers to request other information about a Fund or to make shareholder inquiries.

The Statement of Additional Information (“SAI”) contains additional information about each Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about each Fund’s investments. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. The Fund’s SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

This Prospectus is intended for use in connection with certain tax-deferred investment programs.

Information about each Fund, including the Prospectus and SAI, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 551-8090. The Prospectus, SAI, Annual/Semi-Annual Reports and other information about a Fund are also available on the EDGAR Database on the SEC’s Internet site: www.sec.gov.

The website references in this Prospectus are inactive textual references, and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC FILE NUMBER: 811-6485

SELIGMAN GLOBAL FUND SERIES, INC.

Seligman Emerging Markets Fund
Seligman Global Growth Fund
Seligman Global Smaller Companies Fund
Seligman Global Technology Fund
Seligman International Growth Fund
(each, a “Fund”, collectively, the “Funds”)

Statement of Additional Information
March 3, 2008

100 Park Avenue
New York, New York 10017
(212) 850-1864

Toll Free Telephone: (800) 221-2450
For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus of Seligman Global Fund Series, Inc. (the “Series”), dated March 3, 2008, offering Class A shares, Class B shares, Class C shares, Class D shares and Class R shares of each Fund in the Series, and the current Prospectus of the Series, dated March 3, 2008, offering Class I shares of Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund and Seligman International Growth Fund (together, the “Prospectuses”). This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectuses in its entirety. It should be read in conjunction with the Prospectuses, which you may obtain by writing or calling the Funds at the above address or telephone numbers, respectively.

The financial statements and notes included in the Series’ Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished to you, without charge, if you request a copy of this SAI.

The website references in this SAI are inactive textual references, and information contained in or otherwise accessible through these websites does not form a part of this SAI.

Series History

The Series was incorporated in Maryland on November 22, 1991 under the name Seligman International Fund Series, Inc. It changed its name to Seligman Henderson Global Fund Series, Inc. on May 25, 1993, and changed its name to its present name on January 21, 2000.

Description of the Funds and their Investments and Risks

Classification

The Series is a diversified, open-end management investment company, or mutual fund, which consists of five separate and distinct series, or funds:

Seligman Emerging Markets Fund (“Emerging Markets Fund”)
Seligman Global Growth Fund (“Global Growth Fund”)
Seligman Global Smaller Companies Fund (“Global Smaller Companies Fund”)
Seligman Global Technology Fund (“Global Technology Fund”)
Seligman International Growth Fund (“International Growth Fund”)

Investment Strategies and Risks

The following information regarding each Fund’s investments and risks supplements the information contained in the Series’ Prospectuses.

General. In allocating each Fund’s investments among geographic regions and individual countries, such factors as the relative economic growth potential of the various economies and securities markets; expected levels of inflation; financial, social and political conditions influencing investment opportunities; and the outlook for currency relationships will be considered.

Each Fund may invest in all types of securities, many of which will be denominated in currencies other than the US dollar. Each Fund will normally invest its assets in equity securities, including common stock, securities convertible into or exchangeable for common stock, depositary receipts, and warrants. A Fund may, however, invest up to 20% (25% in the case of Global Growth Fund and International Growth Fund) of its assets in preferred stock and debt securities. A Fund that invests “primarily” in a certain type of security invests at least 65% of its total assets in that type of security. Dividends or interest income are considered only when it is believed that such income will favorably influence the market value of a security in light of each Fund’s objective of capital appreciation. Equity securities in which each Fund invests may be listed on a US or foreign stock exchanges or traded in US or foreign over-the-counter markets.

Debt securities in which each Fund may invest are not required to be rated by a recognized rating agency. As a matter of policy, each Fund, with the exception of the Emerging Markets Fund, will invest only in “investment-grade” debt securities or, in the case of unrated securities, debt securities that are deemed to be of equivalent quality to “investment-grade” securities. “Investment-grade” debt securities are rated within the four highest rating categories as determined by Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”). Securities rated within the highest of the four investment-grade categories (i.e., Aaa by Moody’s and AAA by S&P) are judged to be of the best quality and carry the smallest degree of risk. For capital appreciation, the Emerging Markets Fund may invest up to 5% of its assets in governmental and corporate debt securities that, at the time of purchase by the Fund, are rated Baa or lower by Moody’s and BBB or lower by S&P or, if unrated, deemed to be of comparable quality. The Emerging Markets Fund will not invest in debt securities rated lower than C by Moody’s or C by S&P or, if unrated, deemed to be of comparable quality. Securities rated Baa/BBB or lower lack high quality investment characteristics and may also have speculative characteristics. Debt securities are interest-rate sensitive, so their value tends to decrease when interest rates rise and increase when interest rates fall.

Each Fund may invest in securities represented by European Depositary Receipts (“EDRs”), American Depositary Receipts (“ADRs”), Brazilian Depositary Receipts (“BDRs”) and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”). ADRs are receipts generally issued by a domestic bank or trust company that represent the deposit of a security of a foreign issuer. ADRs may be publicly traded on exchanges or over-the-counter in the United States and are quoted and settled in US dollars at a price that generally reflects the US dollar equivalent of the home country share price. EDRs and GDRs are receipts similar to ADRs and are typically issued by foreign banks or trust companies and traded in Europe. BDRs are typically issued by Brazilian banks or trust companies and are traded in Brazil. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities. For purposes of a Fund’s investment policies, an investment in Depositary Receipts will be deemed to be an investment in the underlying security.

By investing in foreign securities, a Fund will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. The investment manager believes that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. International and global diversification reduces the effect events in any one country will have on a Fund’s entire investment portfolio. Of course, a decline in the value of a Fund’s investments in one country may offset potential gains from investments in another country.

Foreign Investment Risk Factors. Investments in securities of foreign issuers may involve risks that are not associated with domestic investments, and there can be no assurance that a Fund’s foreign investments will present less risk than a portfolio of domestic securities. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and requirements, and there is generally less publicly available information about foreign issuers than there is about US issuers. Governmental regulation and supervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid, and their prices are more volatile than securities of comparable domestic issuers. Foreign securities settlement practices may in some instances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon and may involve a risk of loss to a Fund. Foreign securities markets may have substantially less trading volume than US markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation (in which case a Fund could lose its entire investment in a certain market); limitations on the removal of moneys or other assets of a Fund; political or social instability or revolution; or diplomatic developments that could affect investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

Each Fund may invest in sovereign debt. The actions of governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt. Such actions could have significant effects on market conditions and on the prices of securities and instruments held by a Fund, including the securities and instruments of foreign private issuers. Factors which may influence the ability or willingness of foreign sovereigns to service debt include, but are not limited to: the availability of sufficient foreign exchange on the date payment is due; the relative size of its debt service burden to the economy as a whole; its balance of payments (including export performance) and cash flow situation; its access to international credits and investments; fluctuations in interest and currency rates and reserves; and its government’s policies towards the International Monetary Fund, the World Bank and other international agencies. If a foreign sovereign defaults on all or a portion of its foreign debt, a Fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the prevailing country.

Foreign Currency Risk Factors. Investments in foreign securities will usually be denominated in foreign currency, and each Fund may be affected, favorably or unfavorably, by the relative strength of the US dollar, changes in foreign currency and US dollar exchange rates, and exchange control regulations. A Fund may incur costs in connection with conversions between various currencies. A Fund’s net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the US dollar and other currencies is generally determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flow, and numerous other factors, including, in some countries, local governmental intervention), but can sometimes be affected by the imposition of fixed exchange rates that may overvalue a foreign currency, to the detriment of foreign investors.

Emerging Market Investment Risk Factors. Some of the risks described in the preceding paragraphs may be more severe for investments in emerging countries. By comparison with the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on a less diversified industrial base and securities markets that trade a smaller number of securities. Companies in emerging markets may generally be smaller, less seasoned and more recently organized than many domestic companies. Prices of securities traded in the securities markets of emerging countries tend to be volatile. Furthermore, foreign investors are subject to many restrictions in emerging countries. These restrictions may require, among other things, governmental approval prior to making investments or repatriating income or capital or the payment of special levies and taxes, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

The economies of individual emerging countries may differ favorably or unfavorably from the US economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of emerging countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Risks of Investments in Russia. The Emerging Markets Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. Also, there is no central registration system for shareholders and it is possible for the Fund to lose its investment through fraud, negligence or mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. As a result of these investment activities, the Fund could incur substantial losses.

Smaller Company Investment Risk Factors. Although smaller companies may generally have greater earnings and sales growth potential than larger companies, investments in such companies may involve greater risks, such as limited product lines, limited markets and limited financial and managerial resources. Less frequently traded securities may be subject to more abrupt price movements than securities that trade more frequently.

Technology Investment Risk Factors. The value of Global Technology Fund shares may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. Technology and technology-related industries may be subject to greater governmental regulation than many other industries in certain countries, as well as changes in governmental policies, and the need for regulatory approvals may have a material adverse effect on these industries.

Additionally, these companies may be subject to risks of developing technologies, competitive pressures, and other factors and are dependent upon consumer and business acceptance as new technologies evolve. Securities of smaller, less experienced companies also may involve greater risks, such as limited product lines, limited markets and limited financial and managerial resources, and trading in such securities may be subject to more abrupt price movements than trading in the securities that trade more frequently.

Derivatives. Each Fund may invest in financial instruments commonly known as “derivatives” only for hedging or investment purposes. A Fund will not invest in derivatives for speculative purposes, which means where the derivative investment exposes the Fund to undue risk of loss, such as where the risk of loss is greater than the cost of the investment.

A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity, or other asset. A Fund will not invest in a specific type of derivative without prior approval from the Series’ Board of Directors after consideration of, among other things, how the derivative instrument serves the Fund’s investment objective, and the risks associated with the investment. Pursuant to this policy, each Fund is permitted to invest in forward foreign currency exchange contracts, commodities and commodity contracts, rights and warrants, options and access trades, as more fully described below.

Forward Foreign Currency Exchange Contracts. Changes in exchange rates will be considered in making investment decisions. As one way of managing exchange rate risk, each Fund may enter into forward currency exchange contracts. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. A Fund will usually enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Fund may also use these contracts to hedge the US dollar value of securities it already owns. A Fund may be required to cover certain forward currency contract positions by establishing an account with its custodian that will contain only liquid assets, including, but not limited to, US Government securities or other liquid high-grade debt obligations.

A Fund may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against another currency (including the US dollar). In this case, the contract would approximate the value of some or all of a Fund’s portfolio securities denominated in such foreign currency. If appropriate, a Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or proxy currency act as an effective proxy for other currencies. In these circumstances, a Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Fund. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, a Fund may commit a substantial portion or the entire value of its assets to the consummation of these contracts. The effect a substantial commitment of a Fund’s assets to forward contracts could have on the investment program of such Fund and its ability to purchase additional securities will be considered.

Except as set forth above and immediately below, a Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige a Fund to deliver an amount of foreign currency in excess of the value of such Fund’s portfolio securities or other assets denominated in that currency. A Fund, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of its portfolio securities or other assets denominated in that currency provided the excess amount is covered by cash or liquid securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, it is believed that it is important to have the flexibility to enter into such forward contracts when it is determined that the best interests of a Fund will be served.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. However, a Fund may use cash or liquid securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Fund’s dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Fund reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, a Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate.

Although a Fund will seek to benefit by using forward contracts, anticipated currency movements may not be accurately predicted and the Fund may therefore incur a gain or loss on a forward contract. A forward contract may help reduce a Fund’s losses on securities denominated in foreign currency, but it may also reduce the potential gain on the securities depending on changes in the currency’s value relative to the US dollar or other currencies. Additionally, this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Foreign currency forward contracts may not be available to a Fund on reasonable terms in many situations and a Fund may frequently choose not to enter into such contracts even when they are available.

Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit or “spread” based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Commodities and Commodity Contracts. Each Fund may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in that Fund being a “commodity pool” as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission’s regulations and interpretations thereunder. Approval of the Board of Directors must be granted for a Fund to invest in any new type of commodity if it is of a type the Fund has not previously utilized.

Use of these instruments can involve substantial risks. For example, derivative instruments can present investment risk to a Fund if the fluctuations in interest rates, currency values or the market to which the financial instrument is tied are not accurately predicted. Certain derivative instruments may involve the use of leverage and, as a result, there is the risk that the Fund could lose more than the amount of its original investment. For example, a Fund may purchase futures contracts by making a relatively small “margin deposit” and, if such contract is thereafter sold at a loss, that Fund could lose substantially more than the original margin deposit. Although the Funds will utilize only exchange-traded futures and options thereon, there can be no assurance that it will be able to close out positions when it wishes to. In addition, a futures or options strategy may not provide an exact hedge to a position.

Rights and Warrants. Each Fund may invest in common stock rights and warrants believed to provide capital appreciation opportunities. No more than 2% of net assets of a Fund may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by a Fund in units or attached to securities may be deemed to have been purchased without cost.

Options. The investment manager must seek approval of the Board of Directors of the Series to invest in any option if it is of a type the Funds have not previously utilized. Pursuant to this policy, the Board has approved the investment manager’s request that the Funds be permitted to purchase put options, call options, put spreads, call spreads and collars, and to sell covered call options (i.e., where a Fund owns the underlying security) and covered put options (i.e., where a Fund maintains cash or other collateral to cover the obligation created by the put). These instruments are described below.

An option is a contract that gives the holder the right to purchase (“call”) or sell (“put”) a specified security for an agreed upon price at any time before the contract’s expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or “writer”) of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

In order for a purchased put option to be profitable, the market price of the underlying security must decline sufficiently below the strike price to cover the premium and transaction costs. Conversely, in order for a purchased call option to be profitable, the market price of the underlying security must increase sufficiently above the strike price to cover the premium and transaction costs. By using options in this manner, a Fund will reduce any profit it might have otherwise realized in the underlying security by the premium paid and by transaction costs.

Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put’s strike price. The call means that the investor will not benefit from increases in the price of the stock beyond the call’s strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the stock price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put. In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call’s strike price.

Options offer large amounts of leverage, which will result in a Fund’s net asset value being more sensitive to changes in the value of the underlying security. The successful use of options depends in part on the ability of the investment manager to manage future price fluctuations, and the degree of correlation between the options and the prices of the underlying securities. If the investment manager is incorrect in its expectation of changes in market prices or the correlation between the instruments or indices on which such options may be written and purchased and the instruments in a Fund’s investment portfolio, the Funds may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. The purchaser of an option runs the risk of losing the entire premium paid if the option expires “out of the money” (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). The seller of an option earns premium income but is subject to the risk of having to sell the underlying security at significantly less than its market price (or buy a security at significantly more than its market price). When options are purchased on the over-the-counter market, there is a risk that the counterparty that wrote the option will be unable to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, the Funds may have difficulty closing out its position, in which case the Funds could lose money in the event of adverse price movements.

Access Trades. Each Fund may participate in access trades with a global securities broker as counterparty. Access trades are over-the-counter transactions that provide access to a designated security, group of securities or market index without directly investing in the reference security/index. For a commission, the counterparty agrees to provide a return based on the return of the reference security/index. Access trades are typically used in foreign markets where limits on direct foreign ownership can affect prices and/or where there are significant complexities in directly purchasing or selling shares in the reference security/index. Since access trades are over-the-counter transactions, each Fund bears the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, a Fund may not be able to sell when it is deemed advantageous to do so. These risks will be potentially mitigated by limiting access trade exposure by a Fund to 5% of total assets at the time of purchase and dealing with counterparties believed to be reputable.

Other Investment Companies. Each Fund may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the Investment Company Act of 1940, as amended (the “1940 Act”), which generally prohibits each Fund from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall. The Funds’ investments in other investment companies may include investment in exchange-traded funds (“ETFs”) if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange or otherwise traded in the over-the-counter market and generally seek to track the performance of a specified securities index or a basket of securities. Securities traded in the over-the-counter market present additional risks, such as counterparty and liquidity risks.

If a Fund invests in other investment companies, shareholders would bear not only that Fund’s expenses (including operating expenses and management fees), but also similar expenses of the underlying investment companies, and that Fund’s returns will therefore be lower.

Short Sales. Each Fund may sell securities short “against-the-box.” A short sale “against-the-box” is a short sale in which a Fund owns an equal amount of the securities sold short (or securities convertible into or exchangeable for the securities sold short) without payment of further consideration for securities of the same issuer as, and equal in amount to, the securities sold short.

Investments to Control. The Funds may not invest for the purpose of controlling or managing any company. If a Fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. If one of the Funds were to make such acquisitions, there is a risk that such Fund would become less diversified, which could increase the volatility of the Fund and increase the Fund’s exposure to market, credit and other risks associated with certain issuers’ financial condition and business operations.

Repurchase Agreements. Each Fund may enter into repurchase agreements as a short-term cash management tool. A repurchase agreement is an agreement under which a Fund acquires a security, generally a US Government obligation, subject to resale at a mutually agreed-upon price and time. The resale price reflects an agreed-upon interest rate effective for the period of time a Fund holds the security and is unrelated to the interest rate on the security. A Fund’s repurchase agreement will at all times be fully collateralized. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating securities underlying the agreement, a decline in the value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, a Fund will not enter into repurchase agreements of more than one week’s duration if more than 10% of its net assets would be invested in such agreements and other illiquid securities.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended

(“1933 Act”)) and other securities that are not readily marketable. Each Fund does not currently expect to invest more than 5% of its assets in such securities. A Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A of the 1933 Act, and the Funds’ Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. Each Fund may from time to time borrow money to increase its portfolio of securities or for other purposes. Under the 1940 Act, each Fund is generally permitted to borrow from banks in amounts not exceeding one-third of the value of its total assets, less liabilities other than such borrowings. The Board of Directors has adopted a non-fundamental restriction under which a Fund may not borrow more than 15% of the value of its total assets. Borrowings may be secured by a mortgage or pledge of a Fund’s assets.

Borrowed money creates an opportunity for greater capital appreciation, but at the same time increases exposure to capital risk. The net cost of any money borrowed would be an expense that otherwise would not be incurred, and this expense will limit a Fund’s net investment income in any given period.

Any gain in the value of securities purchased with money borrowed in excess of the cost of amounts borrowed would cause the net asset value of a Fund’s shares to increase more than otherwise would be the case. Conversely, any decline in the value of securities purchased with money borrowed or any gain in value less than the cost of amounts borrowed would cause the net asset value of a Fund’s shares to decline more than would otherwise be the case.

Lending of Portfolio Securities. Each Fund may lend portfolio securities if it is believed that such loans will be beneficial to the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund amounts equal to the amounts of any dividends or interest paid on the securities. The Funds may invest the collateral and earn additional income or receive an agreed-upon amount of interest income from the borrower. Loans made by the Funds will generally be short-term. Loans are subject to termination at the option of the lending Fund or the borrower. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Funds do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. A Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by that Fund is insufficient to replace the loaned securities. In addition, each Fund is responsible for any loss that might result from its investment of the borrower’s collateral. Amounts paid to a Fund by borrowers in lieu of dividends may not be eligible to be passed through to the Fund’s shareholders as qualifying dividend income that would be subject to a lower rate of federal income tax.

Except as otherwise specifically noted above, the Funds’ investment strategies are not fundamental and a Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

Fundamental Restrictions

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of a Fund’s outstanding voting securities. Under these policies, the Funds may not:

-	Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time;

-

Purchase securities on margin except as permitted by the 1940 Act or any rule thereunder, any Securities and Exchange Commission (“SEC”) or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

-

Issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

-	Make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

-

Underwrite the securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

-

Purchase or hold any real estate, except a Fund may invest in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein;

-	Make any investment inconsistent with a Fund’s classification as a diversified company under the 1940 Act;

-

Invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, provided that this limitation shall exclude securities issued or guaranteed by the US Government or any of its agencies or instrumentalities; or

-

Purchase or retain the securities of any issuer (other than the shares of a Fund), if to the Fund’s knowledge, those directors and officers of the Series and the directors and officers of the investment manager or subadviser, who individually own beneficially more than ½ of 1% of the outstanding securities of such, together own beneficially more than 5% of such outstanding securities.

Certain of the Funds’ fundamental policies set forth above prohibit transactions “except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.” The following discussion explains the flexibility that the Funds gain from these exceptions.

Purchase of securities on margin – A purchase on margin involves a loan from the broker-dealer arranging the transaction. The “margin” is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. However, the purchase of securities on margin is effectively prohibited by the 1940 Act because the Funds generally may borrow only from banks. Thus, under current law, this exception does not provide any additional flexibility to the Funds.

Issuing senior securities – A “senior security” is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company’s common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (such as short sales, buying and selling financial futures contracts and selling put and call options), provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The exception in the fundamental policy allows the Funds to operate in reliance upon these staff interpretations.

Borrowing money – The 1940 Act permits a fund to borrow up to 33 1/3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources.

Making loans – The 1940 Act generally prohibits the Funds from making loans to affiliated persons but does not otherwise restrict the Funds’ ability to make loans.

A Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders’ meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Funds also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

The Series, on behalf of its Emerging Markets Fund, Global Smaller Companies Fund and Global Technology Fund, will provide shareholders with at least 60 days prior notice of any change in the “80%” investment policy of these Funds as described in the Prospectuses. Such notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type: “Important Notice Regarding Change in Investment Policy”. This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, such statement will appear either on the notice or on the envelope in which the notice is delivered. This policy is not fundamental.

Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, a Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers’ acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. A Fund’s investments in foreign cash equivalents will be limited to those that are believed to equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Portfolio Turnover

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the fiscal year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Funds’ portfolio turnover rates for the fiscal years ended October 31, 2007 and 2006 were:

Fund	2007	2006

Emerging Markets Fund	106.56%	110.49%
Global Growth Fund	86.05	127.09
Global Smaller Companies Fund	72.24	67.93
Global Technology Fund	208.35	195.49
International Growth Fund	235.33	165.09

Disclosure of Portfolio Holdings

The Funds’ full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no earlier than 15 calendar days after the end of each calendar quarter on the website of the Fund’s distributor, Seligman Advisors, Inc. (“Seligman Advisors”), (www.seligman.com). In addition, the Funds’ top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 days after the end of each month. Seligman employees may freely distribute the Funds’ portfolio holdings information described above to third parties the day after such information appears on Seligman Advisors’ website. The foregoing monthly and quarterly information will remain available on Seligman Advisors’ website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Series’ Board of Directors, the Funds’ portfolio holdings may be disclosed to certain parties prior to its public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Funds’ procedures require the prior written approval of the Chief Investment Officer of J. & W. Seligman & Co. Incorporated (“Seligman”) (or a designee) and the Funds’ Chief Compliance Officer (“CCO”) with respect to disclosures intended for research purposes, and the President of Seligman or Seligman Advisors (or their respective designees) and the Funds’ CCO with respect to disclosures intended for other legitimate business purposes. In connection with the CCO’s review and approval, the CCO considers whether such disclosure is in the best interests of the applicable Fund. If prior approval is granted, the recipient must enter into a written agreement prior to the release of the Funds’ portfolio holdings information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Series’ Board of Directors regarding compliance with the Funds’ policies, and Seligman’s Chief Compliance Officer monitor compliance with this policy.

In addition, the Funds’ policies expressly permit Seligman’s employees to release the Funds’ holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman’s views on individual securities or whether the Funds own or do not own a particular security; provided, that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Funds or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Funds may also permit their auditors to have access to the Funds’ portfolio holdings as necessary in connection with their auditing services.

Currently, Seligman has entered into ongoing arrangements to disclose the Funds’ portfolio holdings prior to the public disclosure of such information with the following third party research providers: FactSet Research Systems, Inc. and Vestek Systems, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Global Technology Fund’s portfolio holdings to State Street Bank and Trust Company (“SSBT”) in connection with back-office, and/or administrative services provided by SSBT, and to Institutional Shareholder Services (“ISS”) in connection with proxy voting services provided. Also, Seligman discloses portfolio holdings to JPMorgan Chase Bank N.A. in connection with custodial services provided by such entity. Seligman discloses portfolio holdings to the third parties listed above, other than ISS, on a daily basis. Accordingly, the time elapsed between the date of such information and the date of its disclosure is generally less than 24 hours. Seligman discloses portfolio holdings to ISS on an as-requested basis, and the time elapsed between the date of the information and the date of its disclosure will vary based upon the date specified by the ISS request.

With respect to the Funds subadvised by Wellington Management Company, LLP (“Wellington Management”), Wellington Management has adopted the policies and procedures relating to the disclosure of portfolio holdings approved by the Series’ Board of Directors. Currently, Wellington Management has entered into ongoing arrangements to disclose such Funds’ portfolio holdings prior to the public disclosure of such information with the following third parties: Brown Brothers Harriman & Co. (daily, in connection with certain operational functions); FactSet Research Systems, Inc. (daily, in connection with analytical services); Investment Technology Group, Inc. (weekly, in connection with analytical services); State Street Bank and Trust Company (daily, in connection with certain operational functions) and Broadridge Financial Solutions, Inc (daily, in connection with proxy voting services).

All of the above mentioned disclosures have been approved, as applicable, by the President of Seligman or Seligman Advisors, Seligman’s Chief Investment Officer and/or the Funds’ CCO and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information.

No compensation is received by any party in consideration of the disclosure of the Funds’ portfolio holdings pursuant to these arrangements.

Management of the Funds

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Funds.

Management Information

Information with respect to Directors and officers of the Funds is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, New York 10017.

Name, (Age), Position(s) With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director

		INDEPENDENT DIRECTORS

Maureen Fonseca (52) Director****	July 2007 to Date	Head of School, The Masters School (educational training); Director or Trustee of each of the investment companies of the Seligman Group of Funds**(with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.); Trustee, New York State Association of Independent Schools and Greens Farms Academy (educational training); and Commissioner, Middle States Association (educational training).	59

John R. Galvin (78) Director	1995 to Date	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics); Governor of the Center for Creative Leadership; and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Supreme Allied Commander, NATO, and Commander-in-Chief, United States European Command.	61

John F. Maher (64) Director	December 2006 to Date	Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank). Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies II Fund, Inc.). From 1989 to 1999, Director, Baker Hughes (energy products and services).	59

Name, (Age), Position(s) With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director

		INDEPENDENT DIRECTORS

Frank A. McPherson (74) Director	1995 to Date

Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Director, DCP Midstream GP, LLP (natural gas processing and transporting), Integris Health (owner of various hospitals), Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), Oklahoma Chapter of the Nature Conservancy, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, Oklahoma City Chamber of Commerce and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.

			61

Betsy S. Michel (65) Director	1992 to Date	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and Drew University (Madison, NJ). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI) and Trustee, World Learning, Inc. (international educational training) and Council of New Jersey Grantmakers.	61

Leroy C. Richie (66) Director	2000 to Date

Counsel, Lewis & Munday, P.C. (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Director, Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally, Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director, OGE Energy Corp. (energy and energy services provider offering physical delivery and related services for both electricity and natural gas); Director and Chairman, Highland Park Michigan Economic Development Corp; and Chairman, Detroit Public Schools Foundation. Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

			61

Robert L. Shafer (75) Director	1992 to Date	Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds**. Formerly, from May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from December 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).	61

James N. Whitson (72) Director	1993 to Date	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).	61

Name, (Age), Position(s) With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Directorships and Other Information	Number of Portfolios in Fund Complex Overseen by Director

INTERESTED DIRECTORS

William C. Morris*** (69) Director and Chairman of the Board	1992 to Date

Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of the Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds**.

61

Brian T. Zino*** (55) Director, President and Chief Executive Officer	Pres.: 1993 to Date Dir.: 1995 to Date CEO: 2002 to Date	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer and Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; and a member of the Board of Governors of the Investment Company Institute. Formerly, Director and Chairman, ICI Mutual Insurance Company.	61

PRINCIPAL OFFICERS

Richard M. Parower (40) Vice President and Portfolio Manager	2002 to Date

Managing Director, J. & W. Seligman & Co. Incorporated; Vice President, Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Global Technology Portfolio; and Vice President of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc. Mr. Parower joined J. & W. Seligman & Co. Incorporated in 2000.

N/A

Thomas G. Rose (50) Vice President	2000 to Date

Managing Director, Chief Financial Officer and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds**, Seligman Services, Inc. and Seligman International, Inc.

N/A

Eleanor T.M. Hoagland (56) Vice President and Chief Compliance Officer	2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds**.	N/A

Lawrence P. Vogel (51) Vice President and Treasurer	V.P.: 1992 to Date Treas.: 2000 to Date

Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds**; and Treasurer, Seligman Data Corp.

N/A

Frank J. Nasta (43) Secretary	1994 to Date

Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds**; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

N/A

*

Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.

**	The Seligman Group of Funds currently consists of twenty-four registered investment companies.

***	Mr. Morris and Mr. Zino are considered “interested persons” of the Series, as defined in the 1940 Act, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

****	Dr. Fonseca was appointed to the Board of Directors on July 19, 2007.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not “interested” persons of the Funds as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Series. The Committee met six times during the fiscal year ended October 31, 2007. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Maher, Richie, Shafer and Whitson, and Mses. Fonseca and Michel. In his capacity as Chairman of the Board Operations Committee, Mr. McPherson performs duties similar to those of a “lead independent director,” as he chairs meetings of the independent Directors, and acts as a point of contact between the independent Directors and Seligman between board meetings in respect of general matters.

Audit Committee. This Committee recommends an independent registered public accounting firm for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Series’ financial reporting process and operates pursuant to a written charter. The Committee met twice during the fiscal year ended October 31, 2007. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Maher and Richie.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where directors are to be elected, the Committee will select and nominate persons for election as directors at such shareholder meeting. The Committee may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the independent directors of the Series occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled.

A shareholder or group of shareholders (referred to in either case as a “Nominating Shareholder”) that, individually or as a group, has beneficially owned at least $10,000 of a Fund’s shares for at least one year prior to the date the Nominating Shareholder submits a candidate for nomination as a director may submit one candidate to the Nominating Committee for consideration at a special meeting or other meeting of shareholders at which directors will be elected. Nominations will not be considered except in connection with such meetings of shareholders. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing via first class mail to the attention of the Secretary of the Series at 100 Park Avenue, New York, NY 10017 and received at such time as may be determined by the Series’ Board of Directors in its reasonable discretion. The Nominating Committee will consider only one candidate submitted by a Nominating Shareholder for nomination for election. The Nominating Committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The Nominating Committee will consider and evaluate candidates submitted by the Nominating Shareholder on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria may include the candidate’s relevant knowledge, experience and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Series and the candidate’s ability to qualify as a disinterested director. The charter for the Nominating Committee, which provides a detailed description of the criteria used by the Nominating Committee as well as information required to be provided by shareholders submitting candidates for consideration by the Nominating Committee, may be obtained by writing to the Secretary of the Series at the address above.
The Committee met twice during the fiscal year ended October 31, 2007. Members of the Committee are Messrs. Shafer (Chairman) and McPherson, and Ms. Michel.

Beneficial Ownership of Shares

As of December 31, 2007, the Directors beneficially owned shares in each Fund in the Series and in the Seligman Group of Funds as follows:

Independent Directors

Dollar Range of Shares Owned By Director
Name	Emerging Markets	Global Growth	Global Smaller Companies	Global Technology	International Growth	Aggregate Dollar Range of Shares Owned by Director in Seligman Group of Funds

Maureen Fonseca	None	None	None	None	None	$1 - $10,000

John R. Galvin	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$50,001 - $100,000

John F. Maher	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000

Frank A. McPherson	$50,001-$100,000	$50,001-$100,000	$50,001-$100,000	$1-$10,000	$10,001-$50,000	Over $100,000

Betsy S. Michel	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	Over $100,000

Leroy C. Richie	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000

Robert L. Shafer	None	None	None	None	None	Over $100,000

James N. Whitson	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000	$50,001-$100,000	Over $100,000

Interested Directors

Dollar Range of Shares Owned By Director
Name	Emerging Markets	Global Growth	Global Smaller Companies	Global Technology	International Growth	Aggregate Dollar Range of Shares Owned by Director in Seligman Group of Funds

William C. Morris	$10,001-$50,000	$50,001-$100,000	$10,001-$50,000	Over $100,000	Over $100,000	Over $100,000

Brian T. Zino	None	None	Over $100,000	Over $100,000	None	Over $100,000

Compensation

Name and Position with Funds	Aggregate Compensation From Funds (1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From Funds and Fund Complex Paid to Directors (1)(2)

Maureen Fonseca, Director (3)	$1,372	N/A	$ 21,065
John R. Galvin, Director	$5,403	N/A	$107,222
John F. Maher(4)	$4,354	N/A	$ 84,783
Frank A. McPherson, Director	$5,470	N/A	$107,222
Betsy S. Michel, Director	$5,604	N/A	$110,222
Leroy C. Richie, Director	$5,646	N/A	$110,222
Robert L. Shafer, Director	$5,603	N/A	$110,222
James N. Whitson, Director	$5,402	N/A	$107,222

(1)	For the Funds’ fiscal year ended October 31, 2007.
(2)	At October 31, 2007, the Seligman Group of Funds consisted of twenty-four registered investment companies, including the Series.
(3)	Dr. Fonseca was appointed to the Board of Directors on July 19, 2007.
(4)	Mr. Maher was appointed to the Board of Directors on December 18, 2006.

No compensation is paid by the Funds to Directors or officers of the Series who are employees of Seligman.

The Series has a deferred compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the director. The cost of such fees and earnings (when incurred) is included in directors’ fees and expenses, and the accumulated balance thereof is included in other liabilities in the Funds’ financial statements.

Mr. Maher is currently deferring compensation pursuant to the deferred compensation plan. Mr. Maher has accrued deferred compensation (including earnings/losses) in respect of the Series in the amount of $5,422 as of December 31, 2007.

The Funds may, but are not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge their obligations in connection with the deferred compensation plan.

Class A shares of the Funds may be issued without a sales charge to present and former directors or trustees (and their family members) of the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

Code of Ethics

Seligman

Seligman, Seligman Advisors, their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, “Employees”) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman’s Chief Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another person’s intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering, unless prior approval has been obtained from Seligman’s Chief Compliance Officer.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client’s account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker-dealer designated by Seligman. All transactions by Employees in non-exempt securities must be pre-cleared through Seligman’s compliance system. This system is designed to prevent transactions in securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

Wellington Management

The subadviser for each Fund except Global Technology Fund, Wellington Management has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by the Funds. The Series’ Board of Directors reviews the code of ethics of Wellington Management at least annually and receives certifications from Wellington Management regarding compliance with such code of ethics annually.

Copies of the Code of Ethics of Seligman and the code of ethics of Wellington Management are on public file with, and are available upon request from, the SEC. You can access it through the SEC’s Internet site, www.sec.gov.

Proxy Voting Policies

Seligman

Introduction. On behalf of the Global Technology Fund, one or more independent third parties under the supervision of Seligman votes the proxies of the securities held in such Fund’s portfolio in accordance with Seligman’s criteria of what is in the best interests of the Global Technology Fund’s shareholders.

The financial interest of the shareholders of the Global Technology Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and to ensure that voting is accomplished in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Global Technology Fund’s shareholders. As a result, Seligman’s policy generally is to abstain from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolio of the Global Technology Fund will be received, processed and voted by one or more independent third parties under the supervision of Seligman pursuant to the guidelines (the “Guidelines”) established by Seligman’s Proxy Voting Committee (the “Committee”). A description of the Guidelines can be found below.

The Committee was established to set Seligman’s policy and Guidelines, to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee currently consists of Seligman’s Chief Investment Officer (Chair), Seligman’s Chief Financial Officer and Seligman’s General Counsel.

Seligman subscribes to a service offered by an independent third party that provides research on proposals to be acted upon at shareholder meetings and assistance in the tracking, voting and recordkeeping of proxies.

Conflicts of Interests. Seligman’s Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors or any Seligman affiliate thereof. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman’s products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the shareholders of the Global Technology Fund to vote in accordance with the Guidelines on a particular issue. In such circumstances, Seligman may deviate from the Guidelines. A member of the Committee must approve any deviation from the Guidelines. Furthermore, a majority of the Committee’s members must approve any deviation from the Guidelines for issuers included on the Proxy Watch List.

Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A majority of the Committee must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List. Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman’s investment professionals, when analyzing potential deviations from the Guidelines and for those proposals requiring a case-by-case evaluation.

Guidelines Summary. The Guidelines are briefly described as follows:

          1. Seligman votes with the recommendations of a company’s board of directors on general corporate governance issues such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to shareholder meetings.

          2. Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

          3. Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

          4. Seligman votes for stock option plans, increases in the number of shares under existing stock option plans and other amendments to the terms of such plans; provided that the overall dilution of all active stock option plans does not exceed 10% on a fully diluted basis and that such plans are otherwise considered to align the interest of the company with those of shareholders (e.g., all such plans must specifically prohibit repricing).

          5. Seligman generally votes with the recommendations of a company’s board of directors on other matters relating to executive compensation, unless considered excessive.

          6. Seligman will withhold voting for the entire board of directors (or individual directors as the case may be) if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended shareholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

          7. Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

          8. Seligman will vote for proposals to effect stock splits.

          9. Seligman will vote for proposals authorizing share repurchase programs.

          10. Seligman will vote against authorization to transact unidentified business at the meeting.

          11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

          12. Proposals to amend a company’s charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

          13. Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

          14. Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

Wellington Management

Global Proxy Policies and Procedures

Introduction. On behalf of the Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund and International Growth Fund, Wellington Management votes proxies based upon policies and procedures adopted and implemented by it that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world, including these Funds.

Wellington Management’s Proxy Voting Guidelines (the Guidelines), which are incorporated by reference to these Global Proxy Policies and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect Wellington Management’s vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

Statement of Policies. As a matter of policy, Wellington Management:

1.	Takes responsibility for voting client proxies only upon a client’s written request.

2.	Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3.

Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4.

Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5.	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6.	Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7.	Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8.

Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9.

Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the set of Proxy Voting Guidelines selected by the client from those provided by Wellington Management; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight. Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Corporate Governance Group within the Corporate Operations Department. In addition, the Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures. Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting

Authorization to Vote. Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation. To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting. Following the reconciliation process, each proxy is compared against the set of Proxy Voting Guidelines selected by the client, and handled as follows:

•

Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.

•

Issues identified as “case-by-case” in the Proxy Voting Guidelines are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•

Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes. Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, reregistration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information. Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Global Proxy Voting Guidelines

Introduction. Upon a client’s written request, Wellington Management votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines

Composition and Role of the Board of Directors

Election of Directors: Case-by-Case. Wellington Management believes that shareholders’ ability to elect directors annually is the most important right shareholders have. Wellington Management generally supports management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. Wellington Management may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

Classify Board of Directors: Against. Wellington Management will also vote in favor of shareholder proposals seeking to declassify boards.

Adopt Director Tenure/Retirement Age (SP): Against.

Adopt Director & Officer Indemnification: For. Wellington Management generally supports director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

Allow Special Interest Representation to Board (SP): Against.

Require Board Independence: For. Wellington Management believes that, in the absence of a compelling counter argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Wellington Management’s support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

Require Key Board Committees to be Independent: For. Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

Require a Separation of Chair and CEO or Require a Lead Director: For.

Approve Directors’ Fees: For.

Approve Bonuses for Retiring Directors: Case-by-Case.

Elect Supervisory Board/Corporate Assembly: For.

Elect/Establish Board Committee: For.

Adopt Shareholder Access/Majority Vote on Election of Directors (SP): Case-by-Case. Wellington Management believes that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Wellington Management’s support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. Wellington Management believes that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally Wellington Management will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, Wellington Management will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

Adopt/Amend Stock Option Plans: Case-by-Case.

Adopt/Amend Employee Stock Purchase Plans: For.

Approve/Amend Bonus Plans: Case-by-Case. In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, Wellington Management generally votes “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162(m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. Wellington Management will vote against these proposals where the grant portion of the proposal fails its guidelines for the evaluation of stock option plans.

Approve Remuneration Policy: Case-by-Case.

Exchange Underwater Options: Case-by-Case. Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

Eliminate or Limit Severance Agreements (Golden Parachutes): Case-by-Case. Wellington Management will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

Shareholder Approval of Future Severance Agreements Covering Senior Executives (SP): Case-by-Case. Wellington Management believes that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, Wellington Management is also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

Expense Future Stock Options (SP): For.

Shareholder Approval of All Stock Option Plans (SP): For.

Disclose All Executive Compensation (SP): For.

Reporting of Results

Approve Financial Statements: For.

Set Dividends and Allocate Profits: For.

Limit Non-Audit Services Provided by Auditors (SP): Case-by-Case. Wellington Management follows the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

Ratify Selection of Auditors and Set Their Fees: Case-by-Case. Wellington Management will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

Elect Statutory Auditors: Case-by-Case.

Shareholder Approval of Auditors (SP): For.

Shareholder Voting Rights

Adopt Cumulative Voting (SP): Against. Wellington Management is likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

Shareholder Rights Plans: Case-by-Case. Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans. Wellington Management generally supports plans that include:

•	Shareholder approval requirement

•	Sunset provision

•	Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, Wellington Management is equally vigilant in its assessment of requests for authorization of blank check preferred shares (see below).

Authorize Blank Check Preferred Stock: Case-by-Case. Wellington Management may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

Eliminate Right to Call a Special Meeting: Against.

Increase Supermajority Vote Requirement: Against. Wellington Management likely will support shareholder and management proposals to remove existing supermajority vote requirements.

Adopt Anti-Greenmail Provision: For.

Adopt Confidential Voting (SP): Case-by-Case. Wellington Management requires such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

Remove Right to Act by Written Consent: Against.

Capital Structure

Increase Authorized Common Stock: Case-by-Case. Wellington Management generally supports requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, Wellington Management may impose a lower threshold.

Approve Merger or Acquisition: Case-by-Case.

Approve Technical Amendments to Charter: Case-by-Case.

Opt Out of State Takeover Statutes: For.

Authorize Share Repurchase: For.

Authorize Trade in Company Stock: For.

Approve Stock Splits: Case-by-Case. Wellington Management approves stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

Approve Recapitalization/Restructuring: Case-by-Case.

Issue Stock with or without Preemptive Rights: For.

Issue Debt Instruments: Case-by-Case.

Social Issues

Endorse the Ceres Principles (SP): Case-by-Case.

Disclose Political and PAC Gifts (SP): Case-by-Case. Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

Require Adoption of International Labor Organization’s Fair Labor Principles (SP): Case-by-Case

Report on Sustainability (SP): Case-by-Case.

Miscellaneous

Approve Other Business: Against.

Approve Reincorporation: Case-by-Case.

Approve Third-Party Transactions: Case-by-Case.

Information regarding how the Series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge upon request by calling toll free (800) 221-2450 in the U.S. or collect (212) 682-7600 outside the U.S. and (ii) on the SEC’s website at www.sec.gov. Information for each new 12-month period ending June 30 will be available not later than August 31 of that year.

Control Persons and Principal Holders of Securities

Control Persons

As of February 7, 2008, there was no person or persons who controlled any of the Funds, either through a significant ownership of shares or any other means of control.

Principal Holders

As of February 7, 2008, the following principal holders owned 5% or more of the then outstanding shares of capital stock of a Class of shares for the following Funds:

		Percentage of Total Shares

Name and Address	Fund/Class	Held

Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Floor, Jersey City, NJ 07311	Emerging Markets/A	22.57%

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive East, Jacksonville, FL 32246	Emerging Markets/A	7.40%

CitiGroup Global House Account, 333 West 34th Street, New York, NY 10001	Emerging Markets/B	5.05%

CitiGroup Global House Account, 333 West 34th Street, New York, NY 10001	Emerging Markets/C	17.86%

Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Floor, Jersey City, NJ 07311	Emerging Markets/C	7.26%

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive East, Jacksonville, FL 32246	Emerging Markets/D	62.21%

MAC & Co., Mutual Funds Operations, P.O. Box 3198 525 William Penn Place, Pittsburgh, PA 15230-3198	Emerging Markets/I	31.29%

Patterson & Co., FBO J. & W. Seligman & Co., Incorporated Matched Accumulation Plan, Attn. Pension Plan Services, 1525 West WT Harris Blvd, Charlotte, NC 28288	Emerging Markets/I	30.13%

MAC & Co., Mutual Funds Operations, P.O. Box 3198 525 William Penn Place, Pittsburgh, PA 15230-3198	Emerging Markets/I	19.01%

Patterson & Co., FBO The Seligman Data Corp. 401K/Thrift Plan, Attn. Pension Plan Services, 1525 West WT Harris Blvd, Charlotte, NC 28288	Emerging Markets/I	13.21%

MAC & Co., Mutual Funds Operations, P.O. Box 3198 525 William Penn Place, Pittsburgh, PA 15230-3198	Emerging Markets/I	6.37%

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive East, Jacksonville, FL 32246	Emerging Markets/R	98.36%

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive East, Jacksonville, FL 32246	Global Growth /A	15.06%

CitiGroup Global House Account, 333 West 34th Street, New York, NY 10001	Global Growth /A	5.45%

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive East, Jacksonville, FL 32246	Global Growth /B	14.40%

CitiGroup Global House Account, 333 West 34th Street, New York, NY 10001	Global Growth/C	12.60%

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive East, Jacksonville, FL 32246	Global Growth/D	21.90%

		Percentage of Total Shares Held

Name and Address	Fund/Class

Patterson & Co. FBO J. & W. Seligman & Co., Incorporated Matched Accumulation Plan, Attn. Pension Plan Services, 1525 West WT Harris Blvd, Charlotte, NC 28288	Global Growth/I	90.23%

Patterson & Co. FBO The Seligman Data Corp. 401K/Thrift Plan, Attn. Pension Plan Services, 1525 West WT Harris Blvd, Charlotte, NC 28288	Global Growth/I	9.69%

Seligman Advisors, Inc., 100 Park Avenue, New York, NY 10017-5516	Global Growth/R	99.97%

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive East, Jacksonville, FL 32246	Global Smaller Companies/A	11.25%

State Street Bank & Trust Co. FBO. Seligman Time Horizon 20 Fund, 801 Pennsylvania Ave., Kansas City, MO 64105	Global Smaller Companies/A	5.80%

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive East, Jacksonville, FL 32246	Global Smaller Companies/B	14.38%

Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Floor, Jersey City, NJ 07311	Global Smaller Companies/B	5.38%

Charles Schwab & Co. Inc., FBO Customers, Attn., Mutual Funds Dept., 101 Montgomery Street, San Francisco, CA 94104-4122	Global Smaller Companies/C	36.57%

CitiGroup Global House Account, 333 West 34th Street, New York, NY 10001	Global Smaller Companies/C	6.29%

Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Floor, Jersey City, NJ 07311	Global Smaller Companies/C	5.80%

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive East, Jacksonville, FL 32246	Global Smaller Companies/D	21.52%

MAC & Co., Mutual Funds Operations, P.O. Box 3198 525 William Penn Place, Pittsburgh, PA 15230-3198	Global Smaller Companies/I	10.64%

MAC & Co., Mutual Funds Operations, P.O. Box 3198 525 William Penn Place, Pittsburgh, PA 15230-3198	Global Smaller Companies/I	6.86%

Morgan Keegan & Company, Inc. FBO New Moon Settlement, U/A Dtd Michael Paul Egerton-Vernon, Ttee Ferdinand Chaffart, Ttee, Rathbone House, 15 Esplanade Channel Islands UK	Global Smaller Companies/I	51.03%

Morgan Keegan & Company, Inc. FBO Virginia Settlement, U/A Dtd Michael Paul Egerton-Vernon, Ttee Ferdinand Chaffart, Ttee, Rathbone House, 15 Esplanade Channel Islands UK	Global Smaller Companies/I	15.36%

		Percentage of
		Total Shares
Name and Address	Fund/Class	Held

Morgan Keegan & Company, Inc. FBO Sunbelt No.2 Settlement, U/A Dtd Michael Paul Egerton-Vernon, Ttee Ferdinand Chaffart, Ttee, Rathbone House, 15 Esplanade Channel Islands UK	Global Smaller Companies/I	6.44%

MG Trust Company Cust FBO Interscience Inc. 401(K) Profit Sharing 700 17th Street, Suite 300, Denver, CO 80202	Global Smaller Companies/R	28.25%

MCB Trust Services FBO B&L Corporation 401(k) Plan 100 17th Street Suite 300 Denver, CO 80202	Global Smaller Companies/R	27.22%

MG Trust Company Cust FBO Physicians Care 401(K) Plan, 700 17th Street, Suite 300, Denver, CO 80202	Global Smaller Companies/R	26.58%

MCB Trust Services FBO General Truck Sales Corp., 100 17th Street Suite 300 Denver, CO 80202	Global Smaller Companies/R	16.70%

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive East, Jacksonville, FL 32246	Global Technology/A	16.42%

CitiGroup Global House Account, 333 West 34th Street, New York, NY 10001	Global Technology/A	7.91%

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive East, Jacksonville, FL 32246	Global Technology/B	22.10%

CitiGroup Global House Account, 333 West 34th Street, New York, NY 10001	Global Technology/B	5.39%

CitiGroup Global House Account, 333 West 34th Street, New York, NY 10001	Global Technology/C	19.39%

Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Floor, Jersey City, NJ 07311	Global Technology/C	10.50%

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive East, Jacksonville, FL 32246	Global Technology/D	30.05%

MCB Trust Services FBO, Third Millennium Communications, Inc., 401K Plan, P.O. Box 10699, Fargo, ND 58106	Global Technology/R	14.10%

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive East, Jacksonville, FL32246	Global Technology/R	54.72%

MG Trust Company Custodian, FBO SouthShore Enterprises, Inc., 700 17th Street, Suite 300 Denver, CO 80202	Global Technology/R	7.64%

Hartford Life Insurance Co., Sep Account, Attn: UIT Operations, P.O. Box 2999, Hartford, CT 06104-2999	Global Technology/R	17.78%

MLPF&S, FBO Customers, 4800 Deer Lake Drive East, Jacksonville, FL 32246	International Growth/A	9.21%

		Percentage of Total Shares Held

Name and Address	Fund/Class

MCB Trust Services, FBO Plumbers Local Union 93, 700 17th Street, Suite 300, Denver, CO 80202	International Growth/A	9.29%

State Street Bank & Trust Co., Seligman Time Horizon 10 Fund, 801 Pennsylvania Avenue, Kansas City, MO 64105	International Growth/A	8.09%

Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Floor, Jersey City, NJ 07311	International Growth/B	17.72%

CitiGroup Global House Account, 333 West 34th Street, New York, NY 10001	International Growth/B	8.13%

CitiGroup Global House Account, 333 West 34th Street, New York, NY 10001	International Growth/C	20.47%

Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Floor, Jersey City, NJ 07311	International Growth/C	5.29%

MLPF&S, FBO Customers, Attn. Fund Admin., 4800 Deer Lake Drive East, Jacksonville, FL 32246	International Growth/D	14.70%

MAC & Co., Mutual Funds Operations, P.O. Box 3198 525 William Penn Place, Pittsburgh, PA 15230-3198	International Growth/I	33.31%

MAC & Co., Mutual Funds Operations, P.O. Box 3198 525 William Penn Place, Pittsburgh, PA 15230-3198	International Growth/I	17.83%

MAC & Co., Mutual Funds Operations, P.O. Box 3198 525 William Penn Place, Pittsburgh, PA 15230-3198	International Growth/I	15.76%

MAC & Co., Mutual Funds Operations, P.O. Box 3198 525 William Penn Place, Pittsburgh, PA 15230-3198	International Growth/I	13.98%

Patterson & Co. FBO J. & W. Seligman & Co., Incorporated Matched Accumulation Plan, Attn. Pension Plan Services, 1525 West WT Harris Blvd, Charlotte, NC 28288	International Growth/I	9.68%

MCB Trust Services FBO B & L Corporation, 401(k) Plan, 700 17th Street, Suite 300, Denver, CO 80202	International Growth/R	40.64%

MCB Trust Services FBO General Truck Sales Corp, 401(k) Plan, 700 17th Street, Suite 300, Denver, CO 80202	International Growth/R	30.00%

MG Trust Company FBO Physicians Care 401(K) Plan, 700 17th Street, Suite 300, Denver, CO 80202	International Growth/R	26.46%

Management Ownership

As of February 7, 2008, Directors and officers of the Funds as a group owned less than 1% of the Class A shares of each Fund in the Series.

As of February 7, 2008, Directors and officers of the Series did not own any Class B, Class C, Class D or Class R shares of the Funds.

As of February 7, 2008, Directors and officers of the Funds as a group owned: 4.17% of the Emerging Markets Fund’s Class I shares of capital stock then outstanding, 17.01% of the Global Growth Fund’s Class I shares of capital stock then outstanding, and 1.08% of the International Growth Fund’s Class I shares of capital stock then outstanding. Directors and officers as a group owned less than 1% of Class I shares of the Global Smaller Companies Fund.

Investment Advisory and Other Services

Seligman

Subject to the control of the Series’ Board of Directors, Seligman is responsible for the investments of each Fund (with the assistance of Wellington Management in the case of the Emerging Markets Fund, the Global Growth Fund, the Global Smaller Companies Fund and the International Growth Fund (collectively, the “Subadvised Funds”)) and administers the Series’ business and other affairs pursuant to management agreements in accordance with the 1940 Act. Seligman also serves as investment manager to twenty-three other US registered investment companies which, together with the Series, make up the “Seligman Group of Funds”. Other than the Subadvisory Agreement with Wellington Management and the Intercompany Sub-Advisory Agreement (the “Delegation Agreement”) in respect of Wellington International (each of which is discussed below) there are no other management-related service contracts under which services are or may be provided to the Funds. No person or persons, other than the directors, officers, employees of Seligman, or the Series regularly advise the Series or the Funds with respect to their investments (other than as discussed below, Wellington Management).

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Directors of the Series, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.

All of the officers of the Funds listed above are officers or employees of Seligman. Their affiliations with the Funds and with Seligman are provided under their principal business occupations.

Each Fund pays Seligman a fee for its management services equal to a percentage of that Fund’s average daily net assets. Each Fund’s fee rate declines as that Fund’s net assets increase. With respect to the Emerging Markets Fund, Seligman receives a fee equal to an annual rate of 1.25% of the average daily net assets on the first $1 billion of net assets, 1.15% on the next $1 billion and 1.05% of average daily net assets in excess of $2 billion. With respect to each of the Global Growth Fund and International Growth Fund, Seligman receives a fee equal to an annual rate of 1.00% of the average daily net assets on the first $50 million of net assets, 0.95% on the next $1 billion and 0.90% of average daily net assets in excess of $1,050,000,000. With respect to the Global Smaller Companies Fund, Seligman receives a fee equal to an annual rate of 1.00% of the average daily net assets on the first $100 million of net assets and 0.90% of average daily net assets in excess of $100 million. The management fee rate with respect to the Global Technology Fund is equal to an annual rate of 1.00% of average daily net assets on the first $2 billion of net assets, 0.95% of average daily net assets on the next $2 billion and 0.90% of average daily net assets in excess of $4 billion.

The following table indicates the management fees paid by each Fund as well as the percentage of each Fund’s average daily net assets for the fiscal years ended October 31, 2007, 2006 and 2005.

Fund	Fiscal Year Ended	Management Fee Paid ($)	% of Average Daily Net Assets (%)

Emerging Markets Fund	10/31/07	$1,481,382	1.25%
	10/31/06	1,227,598	1.25
	10/31/05	859,290	1.25

Global Growth Fund	10/31/07	$415,810	1.00%
	10/31/06	477,772	1.00
	10/31/05	542,562	1.00

Global Smaller Companies Fund	10/31/07	$2,081,618	0.95%
	10/31/06	1,902,324	0.95
	10/31/05	1,807,064	0.95

Global Technology Fund	10/31/07	$3,876,481	1.00%
	10/31/06	3,726,566	1.00
	10/31/05	3,985,597	1.00

International Growth Fund	10/31/07	$986,014	0.97%
	10/31/06	843,575	0.98
	10/31/05	740,624	0.98

Each Fund pays all of its expenses, other than those assumed by Seligman, including administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Funds and their shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders’ meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Directors of the Funds not employed by or serving as a director of Seligman or its affiliates, insurance premiums, interest on borrowings, and extraordinary expenses such as litigation expenses. These expenses are allocated among the Funds and among the classes of each Fund in a manner determined by the Board of Directors to be fair and equitable.

Under the management agreement with respect to the Global Technology Fund (the “Global Technology Management Agreement”), as well as the management agreement with respect to each of the Subadvised Funds (the “New Management Agreement” and collectively with the Global Technology Management Agreement, the “Management Agreements”), subject to the control of the Board of Directors, Seligman manages each Fund and administers each Fund’s business and other affairs. Under the Global Technology Management Agreement, Seligman is responsible for making purchases and sales of portfolio securities and determining how voting and other rights with respect to portfolio securities shall be exercised, subject in each case to the Prospectus and the requirements of the 1940 Act and other applicable law.

Under the New Management Agreement, Seligman, subject to the control of the Board of Directors, manages the affairs of each Subadvised Fund and provides the services described in such agreement on the terms set forth therein. The New Management Agreement provides that Seligman will enter into a subadvisory agreement, pursuant to which Wellington Management will provide the Subadvised Funds with investment management services, including investment research, advice and supervision, determining which securities will be purchased or sold by the Subadvised Funds, making purchases and sales of securities on behalf of the Subadvised Funds and determining how voting and other rights with respect to securities of the Subadvised Funds shall be exercised, subject in each case to the control of the Board of Directors and in accordance with the objectives, policies and principles set forth in the Prospectuses and the requirements of the 1940 Act and other applicable law. Pursuant to the New Management Agreement, Seligman continues to have responsibility for investment management services provided under the Subadvisory Agreement. Further, in the event Wellington Management ceases to provide such investment management services to a Subadvised Fund, they shall be provided by Seligman or by such other firm as may be selected by a Subadvised Fund and approved in accordance with applicable requirements. The New Management Agreement recognizes that Seligman also acts as the manager of all of the investment companies in the Seligman Group.

In connection with the performance of its duties under the Management Agreements, Seligman provides such office space, such bookkeeping, accounting, internal legal, clerical, secretarial and administrative services (exclusive of, and in addition to, any such services provided by any others retained by any Fund) and such executive and other personnel as shall be necessary for the operations of the Funds. Seligman pays all of the compensation of Directors of the Series who are employees or consultants of Seligman and of the officers and employees of the Series. Seligman also provides senior management for Seligman Data Corp. (“SDC”), the Series’ shareholder service agent.

Each Management Agreement provides that Seligman will not be liable to the Funds for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreements, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreements.

The Global Technology Management Agreement was initially approved by the Board of Directors at a meeting held on March 17, 1994 and by shareholders on May 9, 1994. The New Management Agreement was initially approved by the Board of Directors at a meeting held on September 4, 2003 and by the shareholders of each Subadvised Fund on December 4, 2003. Each of the Management Agreements will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of each Fund and by a vote of a majority of the Directors who are not parties to the Management Agreements or interested persons of any such party) and (2) Seligman has not notified the Funds at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreements may be terminated by a Fund, without penalty, on 60 days’ written notice to Seligman and will terminate automatically in the event of its assignment. The Series has agreed to change its name upon termination of either of the Management Agreements if continued use of the name would cause confusion in the context of Seligman’s business.

Subadvisory Arrangement

On September 15, 2003, Wellington Management assumed responsibility for providing investment advisory services to the Subadvised Funds. Seligman manages each Subadvised Fund and Wellington Management is subject to Seligman’s supervision. The arrangements were approved initially by the Board of Directors of the Series in respect of each Subadvised Fund on September 4, 2003. The engagement of Wellington Management was approved by the shareholders of each Subadvised Fund at a special meeting held on December 4, 2003.

At the September 4, 2003 meeting, the Board of Directors approved the New Management Agreement as well as a new subadvisory agreement (the “Subadvisory Agreement”), in respect of each Subadvised Fund, between Seligman and Wellington Management. These new agreements became effective on December 5, 2003. Between September 15, 2003 and December 5, 2003, the Subadvised Funds were managed pursuant to interim agreements in accordance with the 1940 Act that were substantially similar to the agreements approved at the special meeting of shareholders held on December 4, 2003.

The fees payable by each Subadvised Fund did not increase as a result of the engagement of Wellington Management. The fees of Wellington Management are paid by Seligman (not by the Subadvised Fund), and the fees payable by each Subadvised Fund to the Manager were unchanged, except that in connection with the engagement of Wellington Management, Seligman agreed to lower the breakpoints in its fee schedules for certain of the Subadvised Funds.

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of January 31, 2008, Wellington Management had investment management authority with respect to approximately $557 billion in assets.

Under the Subadvisory Agreement, Wellington Management is responsible for providing investment advisory services to each Subadvised Fund. Wellington Management is also responsible for selecting brokers for the execution of purchases and sales on behalf of each Subadvised Fund.

Terms of the Subadvisory Agreement

Services. Under the Subadvisory Agreement, Wellington Management, subject to the control of the Board of Directors and in accordance with the objectives, policies and principles of the relevant Subadvised Fund set forth in the applicable Prospectus and this SAI and the requirements of the 1940 Act and other applicable law, furnishes Seligman and each Subadvised Fund with such investment advice, research and assistance as Seligman or the Subadvised Fund shall from time to time reasonably request. In this regard, it is the responsibility of Wellington Management, in respect of each Subadvised Fund: (i) to participate in the development of the Subadvised Fund’s overall investment strategy and in the determination of investment allocations; (ii) to provide investment advice and research to the Subadvised Fund with respect to existing and potential investments in securities, including company visits and meetings with management; (iii) to determine securities and other assets for investment; (iv) to select brokers and dealers; (v) to cause the execution of trades, including foreign exchange dealings; and (vi) unless otherwise agreed to by Seligman, vote proxies solicited by or with respect to issuers of securities in which assets of the Series may be invested from time to time. Wellington Management’s responsibilities extend to all of each Subadvised Fund’s assets. Under the New Management Agreement, Seligman continues to have responsibility for investment management services provided under the Subadvisory Agreement.

Wellington Management has reserved the right to close Global Smaller Companies Fund to new purchases after net new purchases of such Fund exceed $150 million from September 14, 2003.

Liability. The Subadvisory Agreement provides that, subject to Section 36 of the 1940 Act, Wellington Management shall not be liable to the Series for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of its duties under the Subadvisory Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Subadvisory Agreement, provided, however, that Wellington Management will be liable for any loss incurred by the Series, any Subadvised Fund, the Manager or their respective affiliates to the extent such losses arise out of any act or omission directly attributable to Wellington Management which results, directly or indirectly, in a material error in the net asset value of a Subadvised Fund.

Compensation. Under the Subadvisory Agreement, Wellington Management receives in respect of each Subadvised Fund, each month a fee calculated on each day during such month at the annual rates set forth below:

Subadvisory Fee as a Percentage of Average
Subadvised Fund	Daily Net Assets

Emerging Markets Fund	0.65%
Global Growth Fund
-up to $50 million	0.45%
-over $50 million	0.40%
International Growth Fund	0.40%
-up to $50 million	0.45%

Subadvisory Fee as a Percentage of Average
Subadvised Fund	Daily Net Assets

-over $50 million
Global Smaller Companies Fund
-up to $100 million	0.75%
-over $100 million	0.65%

This fee is paid by Seligman and does not affect the total fee paid by any Subadvised Fund to Seligman pursuant to the New Management Agreement.

Expenses. Pursuant to the Subadvisory Agreement, Wellington Management pays all of its expenses arising from the performance of its duties under the Subadvisory Agreement, other than the cost of securities, including brokerage commissions and similar fees and charges for the acquisition, disposition, lending or borrowing of each Subadvised Fund’s investments.

Termination. The Subadvisory Agreement will continue in effect from year to year thereafter if such continuance is approved in the manner required by the 1940 Act. The Subadvisory Agreement may be terminated at any time, with respect to a Subadvised Fund, without payment of penalty, by the Subadvised Fund on 60 days’ written notice to Wellington Management by vote of the Directors of the Series or by vote of the majority of the outstanding voting securities of the Subadvised Fund (as defined by the 1940 Act). The Subadvisory Agreement also provides that, it may also be terminated, with respect to a Subadvised Fund, by Wellington Management or Seligman at any time upon not less than 60 days’ written notice to the other and to the Series. The Subadvisory Agreement will automatically terminate in the event of its assignment in respect of a Subadvised Fund, and upon termination of the New Management Agreement in respect of a Subadvised Fund.

Principal Underwriter

Seligman Advisors (an affiliate of Seligman), located at 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Fund and of each of the other mutual funds in the Seligman Group of Funds. Seligman Advisors is an “affiliated person” (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Funds. Those individuals identified above under “Management Information” as directors or officers of both the Funds and Seligman Advisors are affiliated persons of both entities.

Service Agreements

There are no other management-related service contracts under which services are provided to the Funds.

Other Investment Advice

No person or persons, other than directors, officers, employees of Seligman or Wellington Management regularly advise the Funds or Seligman with respect to the Funds’ investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares of the Funds, as set forth below:

Class A shares:

Amount of Purchase	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price

Less than $50,000	5.75%	6.10%	5.00%
$50,000 - $99,999	4.50	4.71	4.00
$100,000 - $ 249,999	3.50	3.63	3.00
$250,000 - $499,999	2.50	2.56	2.25
$500,000 - $999,999	2.00	2.04	1.75
$1,000,000 and over	0	0	0

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Seligman Services Inc. (“Seligman Services”), an affiliate of Seligman, is a limited purpose broker/dealer. Prior to January 1, 2006, Seligman Services received commissions from certain sales of Fund shares. For the fiscal years ended October 31, 2006 (only through December 31, 2005) and 2005, Seligman Services received commissions in the following amounts:

	Commissions Paid to Seligman Services
Fund	2006	2005

Emerging Markets Fund	$1,076	$2,287
Global Growth Fund	661	470
Global Smaller Companies Fund	1,440	877
Global Technology Fund	2,746	2,486
International Growth Fund	605	22

Rule 12b-1 Plans

Each Fund has adopted an Administration, Shareholder Services and Distribution Plan (“12b-1 Plan”) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under its 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund’s Class A, Class B, Class C, Class D and Class R shares. (There is no administration, shareholder services and distribution fee in respect of any Fund’s Class I shares.) Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (“Service Organizations”) for providing distribution assistance with respect to assets invested in a Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of a Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and defraying Seligman Advisors’ costs incurred in connection with its marketing efforts with respect to shares of a Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from each Fund. Payments made by each Fund under its Rule 12b-1 Plan are intended to be used to encourage sales of such Fund, as well as to discourage redemptions.

Fees paid by each Fund under its 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of a Fund are allocated between the classes in accordance with a methodology approved by the Series’ Board of Directors. Each Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A

Under its 12b-1 Plan, each Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors. The Funds are not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expenses incurred in one fiscal year by Seligman Advisors with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from that Fund in any other fiscal year. If a Fund’s 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class A shares. The total amount paid by each Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended October 31, 2007 and such amounts as a percentage of Class A shares’ average daily net assets, were as follows:

Fund	Total Fees Paid	% of Average Net Assets

Emerging Markets Fund	$161,590	0.25%
Global Growth Fund	62,215	0.25
Global Smaller Companies Fund	305,950	0.25
Global Technology Fund	647,057	0.25
International Growth Fund	126,551	0.25

Class B

Under its 12b-1 Plan, each Fund, with respect to Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. This fee is comprised of (1) a distribution fee equal to 0.75% per annum, substantially all of which is paid directly to one or more third parties that have purchased Seligman Advisor’s rights to this fee (the “Purchasers”) to compensate them for having funded, at the time of sale of Class B shares (i) a 4% sales commission to Service Organizations and (ii) prior to August 1, 2004, a payment of up to 0.35% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to Seligman Advisors. A small portion of the distribution fee is paid to Seligman Advisors in connection with sales of Class B shares for which no commissions are paid; Seligman Advisors may pay this portion of the distribution fee to Service Organizations who have not received any sales commission for the sale of Class B shares. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations, which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or the Purchasers in any one year upon the initial purchase of Class B shares of a Fund may exceed the 12b-1 fees paid by that Fund in that year. Each Fund’s 12b-1 Plan permits expenses incurred in respect of Class B shares in one fiscal year to be paid from Class B 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchasers are not reimbursed for expenses which exceed such fees. If a Fund’s 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors or the Purchasers with respect to Class B shares. The total amount paid by each Fund in respect of Class B shares for the fiscal year ended October 31, 2007, was equal to 1% per annum of the Class B shares’ average daily net assets, as follows:

Fund	Total Fees Paid

Emerging Markets Fund	$71,840
Global Growth Fund	32,826
Global Smaller Companies Fund	85,988
Global Technology Fund	313,123
International Growth Fund	83,146

Class C

Under the 12b-1 Plan, each Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of such Fund’s Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class C shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its (A) payment at the time of sale of Class C shares of a 0.75% sales commission to Service Organizations or, (B) ongoing payment of 0.75% of the average daily net assets attributable to such Class C shares to Service Organizations who elect not to receive a time of sale payment, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale) and for its ongoing payment of a service fee of 0.25% of the average daily net assets attributable to such Class C shares to those Service Organizations who elect not to receive a time of sale payment. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations as service fees at either the time of sale or the ongoing service fees paid to Service Organizations who elect not to receive such service fees at the time of sale. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Funds. The total amount paid by each Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended October 31, 2007 was equal to 1% per annum of the Class C shares’ average daily net assets, as follows:

Fund	Total Fees Paid

Emerging Markets Fund	$74,730
Global Growth Fund	32,517
Global Smaller Companies Fund	84,414
Global Technology Fund	229,158
International Growth Fund	79,084

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of a Fund may exceed 12b-1 fees paid by the Fund in that year. Each Fund’s 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one fiscal year to be paid from Class C 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2007 (the most recent date such information was available), Seligman Advisors incurred the following amounts of expenses in respect of each Fund’s Class C shares that were not reimbursed from the amounts received from each Fund’s 12b-1 Plan. Also shown below are percentages of each Fund’s net assets:

Fund	Amount of Unreimbursed Expenses Incurred with Respect to Class C Shares	% of the Net Assets of Class C at September 30, 2007

Emerging Markets Fund	$273,078	2.94%
Global Growth Fund	393,137	10.65
Global Smaller Companies Fund	271,660	3.22
Global Technology Fund	2,123,685	8.18
International Growth Fund	373,916	4.36

If the 12b-1 Plan is terminated in respect to Class C shares of any Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class C shares.

Class D

Under its 12b-1 Plan, each Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of Class D shares. This fee is used by Seligman Advisors, as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its (A) payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations or (B) ongoing payment of 0.75% of the average daily net assets attributable to such Class D shares to Service Organizations who elect not to receive a time of sale payment and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders of a Fund over the course of the one year immediately following the sale) and for its ongoing payment of a service fee of 0.25% of the average daily net assets attributable to such Class D shares to those Service Organizations who elect not to receive time of sale payment. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations as service fees at the time of sale or the ongoing services fees paid to Service Organizations who elect not to receive such service fees at the time of sale. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of each Fund. The total amount paid by each Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended October 31, 2007 was equal to 1% per annum of the Class D shares’ average daily net assets, as follows:

Fund	Total Fees Paid

Emerging Markets Fund	$255,689
Global Growth Fund	82,719
Global Smaller Companies Fund	468,383
Global Technology Fund	682,782
International Growth Fund	200,055

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of a Fund may exceed 12b-1 fees paid by the Fund in that year. Each Fund’s 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2007 (the most recent date such information was available), Seligman Advisors incurred the following amounts of expenses in respect of each Fund’s Class D shares that were not reimbursed from the amounts received from each Fund’s 12b-1 Plan. Also shown are the amounts of percentages of each Fund’s net assets:

Fund	Amount of Unreimbursed Expenses Incurred with Respect to Class D Shares	% of the Net Assets of Class D at September 30, 2007

Emerging Markets Fund	$885,927	2.77%
Global Growth Fund	1,083,108	12.67
Global Smaller Companies Fund	3,784,417	8.39
Global Technology Fund	3,460,700	4.79
International Growth Fund	1,439,016	6.77

If a Fund’s 12b-1 Plan is terminated in respect of Class D shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class D shares.

Class R

Under the 12b-1 Plan, the Funds, with respect to Class R shares, are authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 0.50% of the average daily net asset value of the Class R shares. This 12b-1 fee is comprised of (1) a distribution fee equal to 0.25% of the average daily net assets attributable to the Class R shares and (2) a service fee of up to 0.25% of the average daily net asset value of the Class R shares. The 12b-1 fee is used by Seligman Advisors in one of two ways, depending on the payout option chosen by Service Organizations. This fee is used by Seligman Advisors as follows:

Option 1 - Service Organization opts for time of sale payment. A distribution fee of 0.25% of the average daily net assets attributable to such Class R shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class R shares of a 0.75% sales commission to the Service Organization, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class R shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class R shares is used to reimburse Seligman Advisors for its prepayment to the Service Organization at the time of sale of Class R shares of a service fee of 0.25% of the net asset value of the Class R shares sold (for shareholder services to be provided to Class R shareholders over the course of the one year immediately following the sale). After the initial one-year period following a sale of Class R shares, the 0.25% servicing fee is used to reimburse Seligman Advisors for its payments to the Service Organization for providing continuing shareholder services. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees.

Option 2 - Service Organization does not opt for time of sale payment. The entire 12b-1 fee attributable to the sale of the Class R shares, along with any CDSC proceeds, is used to (1) reimburse Seligman Advisors for its on-going payment of the entire 12b-1 fees attributable to such Class R shares to the Service Organization for providing continuing shareholder services and distribution assistance in respect of the Fund and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors.

The total amount paid by each Fund to Seligman Advisors in respect of Class R shares for the fiscal year ended October 31, 2007 was equal to 0.50% per annum of the Class R shares’ average daily net assets, as follows:

Fund	Total Fees Paid

Emerging Markets Fund	$19,911
Global Growth Fund	113
Global Smaller Companies Fund	1,622
Global Technology Fund	3,359
International Growth Fund	1,487

The amounts expended by Seligman Advisors in any one year with respect to Class R shares of each Fund may exceed the 12b-1 fees paid by a Fund in that year. Each Fund’s 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class R shares in one fiscal year to be paid from Class R 12b-1 fees in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2007 (the most recent date such information was available), Seligman Advisors incurred the following amounts of expenses in respect of each Fund’s Class R shares that were not reimbursed from the amounts received from each Fund’s 12b-1 Plan. Also shown are the amounts of percentages of each Fund’s net assets:

Fund	Amount of Unreimbursed Expenses Incurred with Respect to Class R Shares	% of the Net Assets of Class R at September 30, 2007

Emerging Markets Fund	$70,443	1.06%
Global Growth Fund	273	1.01
Global Smaller Companies Fund	5,901	1.01
Global Technology Fund	15,881	1.68
International Growth Fund	7,918	1.65

If the 12b-1 Plan is terminated in respect of Class R shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class R shares.

Payments made by each Fund under its 12b-1 Plan in respect of Class A, Class B, Class C, Class D and Class R shares for the fiscal year ended October 31, 2007, were spent on the following activities in the following amounts:

Fund/Class	Compensation to Underwriters	Compensation to Broker/Dealers	Other Compensation*

Emerging Markets Fund/Class A	$-0-	$161,590	$-0-
Emerging Markets Fund/Class B*	201	17,656	53,983
Emerging Markets Fund/Class C	20,348	54,382	-0-
Emerging Markets Fund/Class D	38,391	217,298	-0-
Emerging Markets Fund/Class R	2,146	17,765	-0-

Global Growth Fund/Class A	$-0-	$62,215	$-0-
Global Growth Fund/Class B*	45	8,273	24,508
Global Growth Fund/Class C	3,172	29,345	-0-
Global Growth Fund/Class D	3,552	79,167	-0-
Global Growth Fund/Class R	39	74	-0-

Global Smaller Companies Fund/Class A	$-0-	$305,950	$-0-
Global Smaller Companies Fund/Class B*	136	22,017	63,835
Global Smaller Companies Fund/Class C	23,626	60,788	-0-
Global Smaller Companies Fund/Class D	63,594	435,795	-0-
Global Smaller Companies Fund/Class R	277	1,228	-0-

Global Technology Fund/Class A	$-0-	$647,057	$-0-
Global Technology Fund/Class B*	-0-	78,478	234,645
Global Technology Fund/Class C	50,553	178,605	-0-
Global Technology Fund/Class D	32,588	619,188	-0-
Global Technology Fund/Class R	394	3,082	-0-

International Growth Fund/Class A	$-0-	$126,551	$-0-
International Growth Fund/Class B*	540	20,402	62,204
International Growth Fund/Class C	15,623	63,461	-0-
International Growth Fund/Class D	33,338	166,717	-0-
International Growth Fund/Class R	223	1,264	-0-

* Payment is made to the Purchasers to compensate them for having funded, at the time of sale, payments to broker/dealers and underwriters.

The 12b-1 Plan with respect to the International Growth Fund was initially approved on July 15, 1993 by the Board of Directors, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Fund (“Qualified Directors”) and by the shareholders of such Fund on September 21, 1993. The 12b-1 Plan with respect to the Emerging Markets Fund was originally approved on March 21, 1996 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of each Class of shares of the Fund on May 10, 1996. The 12b-1 Plan with respect to the Global Growth Fund was originally approved on September 21, 1995 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of such Fund on October 30, 1995. The 12b-1 Plan with respect to the Global Smaller Companies Fund was originally approved on July 16, 1992 by the Board of Directors, including a majority of the Qualified Directors. Amendments to the 12b-1 Plan in respect of Class D shares of the Global Smaller Companies Fund were approved by the Board of Directors of the Fund, including a majority of the Qualified Directors, on March 18, 1993 and the amended 12b-1 Plan was approved by the shareholders of the Global Smaller Companies Fund on May 20, 1993. The 12b-1 Plan with respect to the Global Technology Fund was originally approved on March 17, 1994 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of such Fund on that date. The 12b-1 Plans were approved in respect of the Class B shares of each Fund other than the Emerging Markets Fund on March 21, 1996 by the Board of Directors, including a majority of the Qualified Directors, and by the sole shareholder of each such Fund’s Class B shares on that date, and became effective in respect of such Class B shares on April 22, 1996. In addition, the 12b-1 Plans were approved with respect of Class C shares of each Fund on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of each Fund’s Class C shares on June 1, 1999. The 12b-1 Plans were approved in respect of Class R shares of each Fund on March 20, 2003 by the Board of Directors, including a majority of Qualified Directors, and became effective in respect of each Fund’s Class R shares on April 30, 2003.

The 12b-1 Plans will continue in effect through December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. No material amendment to the 12b-1 Plans may be made except by a majority of both the Directors and Qualified Directors. The 12b-1 Plans may not be amended to increase materially the amounts payable to Service Organizations with respect to a Class without the approval of a majority of the outstanding voting securities of such Class. If the amount payable in respect of Class A shares under a Fund’s 12b-1 Plan is proposed to be increased materially, the Fund will either (i) permit holders of Class B shares to vote as a separate class on the proposed increase or (ii) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case Class B shares will thereafter convert into the new class instead of into Class A shares.

The 12b-1 Plans require that the Treasurer of the Series shall provide to the Directors and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plans. Rule 12b-1 also requires that the selection and nomination of Directors who are not “interested persons” of the Series be made by such disinterested Directors. The 12b-1 Plans are reviewed annually by the Directors.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation pursuant to each Fund’s 12b-1 Plan for providing personal services and account maintenance to such accounts. For the fiscal year ended October 31, 2007, Seligman Services received service fees pursuant to each Fund’s 12b-1 Plan as follows:

Fund	Service Fees Paid to Seligman Services 2007

Emerging Markets Fund	$12,894
Global Growth Fund	4,177
Global Smaller Companies Fund	11,481
Global Technology Fund	33,701
International Growth Fund	4,915

Other Service Providers

SDC, which is owned by certain other investment companies in the Seligman Group, is the shareholder servicing agent and dividend paying agent for the Funds. SDC charges the Funds at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide subtransfer-agency services. Certain officers and directors of the Funds are also officers and directors of SDC. SDC’s address is 100 Park Avenue, New York, New York 10017.

Portfolio Managers

For purposes of this discussion, each member of a Fund’s portfolio team is referred to as a “portfolio manager”. The following table sets forth certain additional information with respect to the portfolio managers of each Fund. Unless noted otherwise, all information is provided as of October 31, 2007.

Other Accounts Managed by Portfolio Managers. Table A below identifies, for each of the portfolio managers, the number of accounts managed (other than the Fund managed by its portfolio manager) and the total assets in such accounts, within each of the following categories: other registered investment companies, other pooled investment vehicles, and other accounts. Table B identifies, for each of the portfolio managers of each Fund, only those accounts that have an advisory fee based on performance of the account. For purposes of these tables, each series or portfolio of a registered investment company will be counted as a separate registered investment company.

Table A:

Portfolio Manager/Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Vera M. Trojan, Emerging Markets Fund	0 Other Registered Investment Companies.	11 Pooled Investment Vehicles with approximately $2.98 billion in total assets under management.	7 Other Accounts with approximately $2.06 billion in total assets under management.

Matthew D. Hudson, Global Growth Fund	14 Other Registered Investment Companies with approximately $6.5 billion in total assets under management.	16 Pooled Investment Vehicles with approximately $6.04 billion in total assets under management.	24 Other Accounts with approximately $5.78 billion in total assets under management.

Andrew S. Offit, Global Growth Fund	14 Other Registered Investment Companies with approximately $6.5 billion in total assets under management.	17 Pooled Investment Vehicles with approximately $6.04 billion in total assets under management.	24 Other Accounts with approximately $5.78 billion in total assets under management.

Table A continued:

Portfolio Manager/Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Jean-Marc Berteaux, Global Growth Fund	14 Other Registered Investment Companies with approximately $6.5 billion in total assets under management.	17 Pooled Investment Vehicles with approximately $6.04 billion in total assets under management.	24 Other Accounts with approximately $5.78 billion in total assets under management.

Andrew S. Offit, International Growth Fund	14 Other Registered Investment Companies with approximately $6.42 billion in total assets under management.	17 Pooled Investment Vehicles with approximately $6.04 billion in total assets under management.	24 Other Accounts with approximately $5.78 billion in total assets under management.

Jean-Marc Berteaux, International Growth Fund	14 Other Registered Investment Companies with approximately $6.42 billion in total assets under management.	17 Pooled Investment Vehicles with approximately $6.04 billion in total assets under management.	24 Other Accounts with approximately $5.78 billion in total assets under management.

Matthew D. Hudson, International Growth Fund	14 Other Registered Investment Companies with approximately $6.42 billion in total assets under management.	16 Pooled Investment Vehicles with approximately $6.04 billion in total assets under management.	24 Other Accounts with approximately $5.78 billion in total assets under management.

Jamie A. Rome, Global Smaller Companies Fund	4 Other Registered Investment Companies with approximately $662.2 million in total assets under management.	11 Pooled Investment Vehicles with approximately $1.51 billion in total assets under management.	19 Other Accounts with approximately $3.5 billion in total assets under management.

Simon H. Thomas, Global Smaller Companies Fund	2 Other Registered Investment Companies with approximately $815.8 million in total assets under management.	9 Pooled Investment Vehicles with approximately $606.4 million in total assets under management.	8 Other Accounts with approximately $669.6 million in total assets under management.

Richard M. Parower, Global Technology Fund	5 Other Registered Investment Companies with approximately $4.45 billion in total assets under management.	7 Pooled Investment Vehicles with approximately $1.67 billion in total assets under management.	5 Other Accounts with approximately $229.2 million in total assets under management.

Paul H. Wick, Global Technology Fund	4 Other Registered Investment Companies with approximately $4.44 billion in total assets under management.	4 Pooled Investment Vehicles with approximately $1.67 billion in total assets under management.	5 Other Accounts with approximately $232.0 million in total assets under management.

Reema D. Shah, Global Technology Fund	5 Other Registered Investment Companies with approximately $4.45 billion in total assets under management.	7 Pooled Investment Vehicles with approximately $1.67 billion in total assets under management.	6 Other Accounts with approximately $232.5 million in total assets under management.

Table A continued:

Portfolio Manager/Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Ajay Diwan, Global Technology Fund	4 Other Registered Investment Companies with approximately $4.44 billion in total assets under management.	4 Pooled Investment Vehicles with approximately $1.66 billion in total assets under management.	7 Other Accounts with approximately $234.3 million in total assets under management.

Benjamin Lu, Global Technology Fund	1 Other Registered Investment Company with approximately $9.0 million in total assets under management.	1 Pooled Investment Vehicles with approximately $53.8 million in total assets under management.	1 Other Accounts with approximately $81.0 million in total assets under management.

Table B:

Portfolio Manager/Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Vera M. Trojan, Emerging Markets Fund	0 Registered Investment Companies.	0 Pooled Investment Vehicles.	1 Other Account with approximately $806.9 million in total assets under management.

Matthew D. Hudson, Global Growth Fund	0 Registered Investment Companies.	0 Pooled Investment Vehicles.	1 Other Account with approximately $194.5 million in total assets under management.

Andrew S. Offit, Global Growth Fund	0 Registered Investment Companies.	0 Pooled Investment Vehicles.	1 Other Account with approximately $194.5 million in total assets under management.

Jean-Marc Berteaux, Global Growth Fund	0 Registered Investment Companies.	0 Pooled Investment Vehicles.	1 Other Account with approximately $194.5 million in total assets under management.

Andrew S. Offit, International Growth Fund	0 Registered Investment Companies.	0 Pooled Investment Vehicles.	1 Other Account with approximately $194.5 million in total assets under management.

Jean-Marc Berteaux, International Growth Fund	0 Registered Investment Companies.	0 Pooled Investment Vehicles.	1 Other Account with approximately $194.5 million in total assets under management.

Table B continued:

Portfolio Manager/Fund	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Matthew D. Hudson, International Growth Fund	0 Registered Investment Companies.	0 Pooled Investment Vehicles.	1 Other Account with approximately $194.5 million in total assets under management.

Jamie A. Rome, Global Smaller Companies Fund	0 Registered Investment Companies.	0 Pooled Investment Vehicles.	1 Other Account with approximately $86.5 million in total assets under management.

Simon H. Thomas, Global Smaller Companies Fund	0 Registered Investment Companies.	0 Pooled Investment Vehicles.	1 Other Account with approximately $73.5 million in total assets under management.

Richard M. Parower, Global Technology Fund	0 Registered Investment Companies.	2 Pooled Investment Vehicles with approximately $860.7 million in total assets under management.	1 Other Account with approximately $147.7 million in total assets under management.

Paul H. Wick, Global Technology Fund	0 Registered Investment Companies.	2 Pooled Investment Vehicles with approximately $858.6 million in total assets under management.	1 Other Account with approximately $147.7 million in total assets under management.

Reema D. Shah, Global Technology Fund	0 Registered Investment Companies.	2 Pooled Investment Vehicles with approximately $860.7 million in total assets under management.	1 Other Account with approximately $147.7 million in total assets under management.

Ajay Diwan, Global Technology Fund	0 Registered Investment Companies.	2 Pooled Investment Vehicles with approximately $858.6 million in total assets under management.	1 Other Account with approximately $147.7 million in total assets under management.

Benjamin Lu, Global Technology Fund	0 Other Registered Investment Companies.	0 Pooled Investment Vehicle.	1 Other Account with approximately $147.7 million in total assets under management.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine, portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between the portfolio managers’ management of each Fund’s investments and investments in other accounts.

Compensation:

Compensation of Portfolio Managers of Global Technology Fund. As compensation for their responsibilities, each of Messrs. Parower, Wick, Diwan and Lu and Ms. Shah received a base salary and bonus for the year ended December 31, 2007.

The bonuses were allocated (as described below) from a bonus pool which is based upon (i) the weighted-average pre-tax investment performance of the Seligman funds and institutional accounts managed by Seligman’s Technology Group (other than those attributable to funds in or contemplating liquidation) as compared with the investment results of a group of competitor funds over a rolling three-year period (ending November 30th); (ii) the annual revenues generated from such Seligman funds and accounts, and (iii) a portion of the management and performance fees generated for Seligman’s privately offered pooled investment vehicles.

The allocation of bonuses from the pool to each portfolio manager was based on numerous qualitative and quantitative factors relating to the particular portfolio manager, which included, among other things, an evaluation of: skills as a research analyst (i.e., quality of research); particular contributions to their investment team (as well as their contributions to other Seligman investment teams); ability to take initiative with respect to new roles/responsibilities; leadership abilities and potential for growth as a portfolio manager; ability to assimilate new concepts and ideas; ability to work within a team structure; and the competitive environment for the portfolio manager’s services. Mr. Wick reviewed the allocations with the President of Seligman prior to the payment of bonuses. Mr. Wick retained the balance of the pool, after allocating to each of the above portfolio managers and other members of Seligman’s Technology Group.

To reduce the amount of time that Seligman’s portfolio managers dedicate to marketing efforts and client services, its investment team has an experienced product manager that acts as the primary liaison between Seligman Advisors’ marketing department and that investment team. Although Seligman Advisors has an experienced product manager in respect of the Subadvised Funds, Wellington’s portfolio managers do not provide any significant marketing support to Seligman Advisors in respect of the Subadvised Funds.

Compensation of Portfolio Managers of Subadvised Funds. Wellington Management earns a fee based on the assets under management of each Subadvised Fund as set forth in the Subadvisory Agreement between Wellington Management and Seligman on behalf of the Subadvised Funds. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Subadvised Fund. The following information relates to the fiscal year ended October 31, 2007.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Subadvised Funds’ managers listed in the Prospectus who are primarily responsible for the day-to-day management of the Subadvised Funds (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of Wellington Management. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by their experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Subadvised Fund managed by the Investment Professional and generally each other accounts managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Subadvised Fund is linked to the gross pre-tax performance of the portion of the relevant Subadvised Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees. With respect to the non-North American portion of the Global Smaller Companies Fund, the Investment Professionals’ incentive payment was a flat rate which was not linked to benchmark performance prior to January 1, 2006.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula as a partner of the firm. Messrs. Berteaux, Offit and Rome and Ms. Trojan are partners of the firm.

Subadvised Fund	Benchmark Index and/or Peer for the Incentive Period

Seligman Emerging Markets Fund	MSCI Emerging Markets Index
Seligman Global Growth Fund	MSCI World Growth Index (prior to 3/1/06 MSCI World Index)
Seligman International Growth Fund	MSCI EAFE Growth Index (prior to 3/1/06 MSCI EAFE Index)
Seligman Global Smaller Companies Fund	S&P/CGEI BMI LT 2B North America (Mr. Rome) S&P/Citigroup BMI EPAC (Mr. Thomas) (prior to January 1, 2006 not linked to a benchmark)

Conflicts of Interest

Seligman. Actual or potential conflicts of interest may arise from the fact that Seligman, and the portfolio managers of the Global Technology Fund have day-to-day management responsibilities with respect to accounts of clients of Seligman other than that Fund (“Other Accounts”). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts managed by portfolio managers of Seligman (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the Global Technology Fund. This may create a potential conflict of interest for Seligman or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the portfolio managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities. A conflict may also arise to the extent that Seligman advises multiple accounts which own different capital structures of an issuer (e.g., bonds versus common stocks). This conflict may be more pronounced if such an issuer files for bankruptcy and Seligman participates in negotiations to restructure that issuer.

Employees of Seligman, including portfolio managers, may engage in personal trading, subject to Seligman’s Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because portfolio managers of Seligman manage multiple client accounts, portfolio mangers may devote unequal time and attention to the portfolio management of client accounts.

Wellington Management. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Investment Professionals generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Subadvised Fund. The Investment Professionals make investment decisions for each account, including the relevant Subadvised Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Subadvised Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Subadvised Fund.

The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Subadvised Fund, or make investment decisions that are similar to those made for the relevant Subadvised Fund, both of which have the potential to adversely impact the relevant Subadvised Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an investment professional may purchase the same security for the relevant Subadvised Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Subadvised Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Subadvised Fund to Wellington Management. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s code of ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Securities Ownership. As of October 31, 2007, Mr. Parower owned between $50,001 and $100,000 and Mr. Lu owned between $10,001 and $50,000 of shares of the Global Technology Fund and Mr. Offit owned between $50,001 and $100,000 of shares of each of the Global Growth Fund and the International Growth Fund. Other than as described above, the portfolio managers do not own shares of the Fund(s) to which he/she provides portfolio management services.

Brokerage Allocation and Other Practices

Brokerage Transactions

Both Seligman and Wellington Management (with respect to the Subadvised Funds) will seek the most favorable price and execution in the purchase and sale of portfolio securities of each Fund. When two or more of the investment companies in the Seligman Group of Funds or other investment advisory clients of Seligman or Wellington Management, as the case may be, desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman or Wellington Management, as the case may be, in a manner believed to be equitable. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Funds deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. Each Fund may buy securities from or sell securities to dealers acting as principal in accordance with applicable law.

For the fiscal years ended October 31, 2007, 2006 and 2005, the Funds paid total brokerage commissions to others for execution, research and statistical services in the following amounts:

	Total Brokerage Commissions Paid

Fund	2007	2006	2005

Emerging Markets Fund	$431,401	$504,450	$426,066
Global Growth Fund	76,680	136,373	356,241
Global Smaller Companies Fund	475,552	453,346	508,651
Global Technology Fund	2,082,502	2,625,504	2,564,432
International Growth Fund	589,465	382,448	460,601

Commissions

For the fiscal years ended October 31, 2007, 2006 and 2005, the Funds did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with the Funds, Seligman, Wellington Management or Seligman Advisors.

Brokerage Selection

Seligman and Wellington Management (in the case of the Subadvised Funds) select broker dealers with the goal of obtaining “best execution”. Seligman and Wellington Management will consider a full range and quality of a broker-dealer’s services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman and Wellington Management in connection with services to clients other than the Funds. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded. While Seligman and Wellington Management seek reasonably competitive spreads or commissions, the Funds do not necessarily pay the lowest possible spread or commission.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers services through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman and Wellington Management rank broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman and Wellington Management monitor and evaluate the performance and execution capabilities of broker-dealers through which they place orders and periodically review their policies with regard to negotiating commissions or mark-ups for the Seligman registered investment companies in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers

During the Funds’ fiscal year ended October 31, 2007, the Funds did not acquire securities of any of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents, with the exception of the Global Growth Fund. At October 31, 2007, the Global Growth Fund held securities of Goldman Sachs Group, with a value of $520,632.

Capital Stock and Other Securities

Capital Stock

The Series is authorized to issue 2,000,000,000 shares of common stock, each with a par value of $.001 each, divided into five different series, which represents each of the Funds. The Global Technology Fund has five classes, designated Class A common stock, Class B common stock, Class C common stock, Class D common stock and Class R common stock. Each of the other Funds has six classes, designated Class A common stock, Class B common stock, Class C common stock, Class D common stock, Class I common stock and Class R common stock. Each share of a Fund’s Class A, Class B, Class C, Class D, Class I and Class R common stock is equal as to earnings, assets, and voting privileges, except that each Class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan (“Multiclass Plan”) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Series’ Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Series has no authorized securities other than common stock.

Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Members. Class A shares of the Funds may be issued without a sales charge and without regard to investment minimums set forth in the Prospectus to present and former directors, trustees, officers, employees (and their respective family members) of the Funds, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

If you are eligible to purchase Class A shares without a sales charge or qualify for volume discounts, you should inform your financial advisor, financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Purchases of Class A shares by a “single person” (as defined below under “Persons Entitled to Reductions”) may be eligible for the following reductions in initial sales charges:

Discounts and Rights of Accumulation. Reduced sales charges will apply if the sum of (i) the current amount being invested by a “single person” in Class A shares of a Fund and in Class A shares of other Seligman mutual funds (excluding Class A shares of the Seligman Cash Management Fund), (ii) the current net asset value of the Class A shares and Class B shares of other Seligman mutual funds already owned by the “single person” other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a “single person” through an exchange of Class A shares of another Seligman mutual fund, exceeds the breakpoint discount thresholds for Class A shares described in the Prospectus (the “Breakpoint Discounts).

The value the shares contemplated by items (ii) and (iii) above (collectively, the “Prior Owned Shares”) will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows an investor to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed in the Prospectus, based on the total amount of Class A shares of a Fund that the letter states the investor intends to purchase plus the total net asset value of the Prior Owned Shares. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt from you of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase under the letter of intent will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the letter of intent assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event that you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in the escrow after shares, with a value equal to the amount of the outstanding sales charge, are redeemed by the transfer agent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares in an account held by a “single person”. A “single person” includes an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered “single persons” for this purpose. The uniform criteria are as follows:

          1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectuses, reports, and other shareholder communications.

          2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

          3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to “eligible employee benefit plans,” except that the Fund may sell shares at net asset value to “eligible employee benefit plans” which have at least $2 million in plan assets at the time of investment in the Funds, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination. “Eligible employee benefit plan” means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales to eligible employee benefit plans are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to SDC, the Funds’ shareholder service agent. Contributions or account information for plan participation also should be transmitted to SDC by methods which it accepts. Additional information about “eligible employee benefit plans” is available from financial advisors or Seligman Advisors.

Ascensus (formerly, BISYS) Plans. Plans that (i) own Class B shares of any Seligman mutual fund and (ii) participate in Seligman Growth 401(k) through Ascensus’ third-party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value are subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1)	to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2)	to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3)	to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;

(4)	to financial institution trust departments;

(5)	to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6)

to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7)

pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8)	to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a “fund of funds” arrangement;

(9)	to certain “eligible employee benefit plans” as discussed above;

(10)

to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11)	in connection with sales pursuant to a retirement plan alliance program which has a written agreement with Seligman Advisors; and

(12)

to participants in retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 401(k), 403(b), or 457 of the Internal Revenue Code and “rabbi trusts”, for which Charles Schwab & Co., Inc. or an affiliate acts a broker-dealer, trustee, or record keeper.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more, either alone or through a volume discount, Right of Accumulation or letter of intent, are subject to a CDSC of 1% on redemptions of such shares within 18 months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within 18 months prior to plan termination, except that any such plan that is or was a separate account client of Seligman at the time of initial investment in a Seligman mutual fund (or within the prior 30 days) will not be subject to a CDSC on redemption of any shares. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See “CDSC Waivers” below for other waivers which may be applicable to Class A shares.

Class B

Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase	CDSC

Less than 1 year	5%
1 year or more but less than 2 years	4%
2 years or more but less than 3 years	3%
3 years or more but less than 4 years	3%
4 years or more but less than 5 years	2%
5 years or more but less than 6 years	1%
6 years or more	0%

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs during the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund’s CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund’s CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge However, Class C shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class C shares do not convert to Class A shares.

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not convert to Class A shares.

The Board of Directors of the Series has approved the automatic conversion of all of the Funds’ outstanding Class D shares to Class C shares at their respective net asset values on a future date to be determined. The conversion is currently expected to be implemented in the first half of 2008, although it may be delayed or terminated at any time prior to effectiveness. Holders of Class D shares will be advised of the details of the conversion of such shares at the time it is implemented. The conversion is not expected to affect account values.

Class I

Class I shares may be purchased at a price equal to the next determined net asset value. Class I shares are not subject to any initial or contingent deferred sales charges or distribution expense. This Class, however, is only offered to certain types of investors. Persons who are eligible to purchase Class I shares of the Fund are described in the Prospectus for the Class I shares. Unlike Class B shares, Class I shares do not convert to Class A shares.

Class R

Class R shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class R shares are subject to a CDSC of 1% if the shares are redeemed within one year of the plan’s initial purchase of Class R shares, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class R shares do not convert to Class A shares.

Systematic Withdrawals. Class B, Class C, Class D and Class R shareholders of a Fund may use the Systematic Withdrawal Plan to withdraw up to 12%, 10%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C, Class D and Class R shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1)	on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)

in connection with (1) distributions from retirement plans qualified under Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, or minimum distribution requirements after attainment of age 70½ or, for accounts established prior to January 1, 1998, attainment of age 59½, and (3) a tax-free return of an excess contribution to an IRA;

(3)	in whole or in part, in connection with shares sold to current and retired Directors of the Funds;

(4)

in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)	in whole or in part, in connection with systematic withdrawals;

(6)

in connection with participation in the Merrill Lynch Small Market 401(k) Program, retirement programs administered or serviced by the Princeton Retirement Group, Paychex, ADP Retirement Services, Hartford Securities Distribution Company, Inc., or NYLIM Service Company LLC, or retirement programs or accounts administered or serviced by Mercer HR Services, LLC or its affiliates;

(7)	on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence;

(8)	on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and

(9)

on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund.

If, with respect to a redemption of any Class A, Class B, Class C, Class D or Class R shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Payment in Securities. In addition to cash, the Funds may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge). Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities. Any securities accepted by a Fund in payment for the Fund’s shares will have an active and substantial market and have a value which is readily ascertainable.

Fund Reorganizations

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Offering Price

When you buy or sell Fund shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors accepts your request. However, in some cases, the Funds have authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Funds. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class’s share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class B, Class C, Class D and Class R shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares, which in turn will be lower than the NAV of Class I shares, which have no 12b-1 fee and which may have lower expenses.

Each Fund’s portfolio securities, including open short positions and options written, are generally valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities traded on over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. Other securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. In addition, trading in most foreign securities markets, as well as US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of the securities used in computing the net asset value of the shares of each Fund are generally determined as of such times. However, since the closing prices for securities traded on markets and exchanges outside the US may not fully reflect events that occur after the local markets close but before the close of the NYSE, the Board of Directors of the Series has authorized the use of a third party pricing service on a regular basis to recommend adjustments to the local closing prices of certain foreign equity securities in order to determine the fair value of such securities. The adjustments are based on a statistical analysis of the historical relationships between the price movements of a security and independent variables such as US market movements, sector movements, movements in the ADR of a security (if any) and movements in country or regional ETFs or future contracts. The factors used vary with each security, depending on which factors have been most important historically.

In addition, if Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value such security based upon its fair value as determined in accordance with procedures approved by the Board of Directors. In addition, fair value pricing may also be utilized, in accordance with procedures approved by the Board of Directors, in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, or extreme market volatility. Foreign currency exchange rates are also generally determined in accordance with procedures approved by the Board of Directors. Any other assets for which recent market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Directors.

Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued as described above for short-term holdings maturing in 60 days or less. Foreign currency exchange rates are also determined in accordance with procedures approved by the Board of Directors.

For purposes of determining the net asset value per share of a Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Specimen Price Make-Up

Under the current distribution arrangements between the Funds and Seligman Advisors, Class A shares are sold with a maximum initial sales charge of 5.75% and Class B, Class C, Class D, Class I and Class R shares are sold at NAV(1). Using each Class’s NAV at October 31, 2007, the maximum offering price of each Fund’s shares is as follows:

Class A

	Emerging Markets Fund	Global Growth Fund	Global Smaller Companies Fund	Global Technology Fund	International Growth Fund

Net asset value per share	$19.02	$11.61	$19.54	$19.82	$21.82
Maximum sales charge (5.75% of Offering price)	1.16	0.71	1.19	1.21	1.33

Offering price to public	$20.18	$12.32	$20.73	$21.03	$23.15

Class B

	Emerging Markets Fund	Global Growth Fund	Global Smaller Companies Fund	Global Technology Fund	International Growth Fund

Net asset value and Offering price per share(1)	$17.13	$10.49	$16.85	$17.38	$19.43

Class C

	Emerging Markets Fund	Global Growth Fund	Global Smaller Companies Fund	Global Technology Fund	International Growth Fund

Net asset value and Offering price per share(1)	$17.20	$10.49	$16.91	$17.39	$19.46

Class D

	Emerging Markets Fund	Global Growth Fund	Global Smaller Companies Fund	Global Technology Fund	International Growth Fund

Net asset value and Offering price per share(1)	$17.20	$10.49	$16.89	$17.35	$19.46

Class I

	Emerging Markets Fund	Global Growth Fund	Global Smaller Companies Fund	International Growth Fund

Net asset value and Offering price per share	$20.20	$12.03	$20.34	$23.04

Class R

	Emerging Markets Fund	Global Growth Fund	Global Smaller Companies Fund	Global Technology Fund	International Growth Fund

Net asset value and Offering price per share(1)	$18.90	$11.50	$19.34	$19.62	$21.65

(1)

Class B shares are subject to a CDSC, declining from 5% in the first year after purchase to 0% after six years. Class C shares and Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase. Class R shares are subject to a 1% CDSC on shares redeemed within one year of a retirement plan’s initial purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectuses. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which made the disposal by the Funds of their shares impracticable or it is not reasonably practicable for the Funds to fairly determine the value of their respective net assets; or (iii) such other periods as ordered by the SEC for the protection of the Funds’ shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Seligman Global Smaller Companies Fund reserves the right to satisfy redemption requests, in whole or in part, with an in-kind transfer of that Fund’s portfolio securities. Shareholders receiving a payment in the form of securities may incur expenses, including brokerage expenses, in converting these securities into cash. No shareholder will have the right to require any distribution of any assets of the Fund (or any other Fund in the Series) in kind.

Anti-Money Laundering

As part of the Series’ responsibility for the prevention of money laundering, you may be required by the Series, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Series or its service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Series. The Series, by written notice to you, may suspend payment to you of any proceeds or distributions if the Series or its service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Series, Seligman or their respective service providers.

Arrangements Permitting Frequent Trading of Fund Shares

The Funds have no arrangements with any person to permit frequent trading of Fund shares.

Taxation of the Series

US Federal Income Taxes. Each Fund is qualified and intends to continue to qualify for each taxable year for tax treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code. For each year so qualified, each Fund will not be subject to federal income taxes on its investment company taxable income and net capital gains, if any, realized during any taxable year, which it distributes to shareholders, provided that at least 90% of its investment company taxable income (which includes net short-term capital gains) is distributed to shareholders each year.

Qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements a Fund must meet to qualify for such treatment. The information set forth in the Prospectuses and the following discussion relate solely to the US Federal income taxes on dividends and distributions by a Fund and assumes that each Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details, including their possible entitlement to foreign tax credits that might be “passed through” to them under the rules described below, and the application of state and local tax laws to each of their particular situations.

Dividends from net investment income (other than “qualified dividend income”) and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. For taxable years beginning before January 1, 2011 qualified dividend income will be taxed at a reduced rate to individuals of generally 15% (5% for individuals in lower tax brackets). Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradeable on an established securities market in the United States). The amount of dividend income that may be designated as “qualified dividend income” by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate US shareholder must meet certain holding period requirements with respect to the Fund shares.

If for any year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term capital losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Individual shareholders will be subject to federal income tax on distributions of net capital gains at a maximum rate of 15% if designated as derived from each Fund’s capital gains from property held for more than one year and recognized in taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

As of October 31, 2007, the Global Growth Fund and Global Technology Fund had net capital loss carryforwards for federal income tax purposes of $43,094,430 and $364,021,664, respectively, which are available for offset against future taxable net capital gains, expiring in various amounts through 2011. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until net capital gains have been realized in excess of the available capital loss carryforwards.

Dividends and distributions declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in a Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Capital gain of a non-corporate US shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15% in respect of shares that are held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent of the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of a Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the exchange or reinstatement options offered by a Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder’s tax basis in the shares acquired pursuant to the exchange or reinstatement options.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Income received by a Fund from sources within various foreign countries may be subject to foreign income tax. Each Fund also may be subject to foreign taxes on capital gains realized from the sale of securities in certain countries. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, such Fund may elect to “pass through” to its shareholders the amount of foreign income taxes paid by such Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income, even though not actually received, their respective pro-rata shares of a Fund’s gross income from foreign sources; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use such share as a foreign tax credit against Federal income tax (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder’s US tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source income will be treated as foreign source income. Each Fund’s gains from the sale of securities will generally be treated as derived from US sources, and certain foreign currency gains and losses likewise will be treated as derived from US sources. The limitation on the foreign tax credit is applied separately to foreign source “passive income,” such as the portion of dividends received from a Fund, which qualifies as foreign source income. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.

Each Fund intends for each taxable year to meet the requirements of the Internal Revenue Code to “pass through” to its shareholders foreign income taxes paid, but there can be no assurance that a Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of each Fund if the foreign taxes paid by such Fund will be “passed through” for that year, and, if so, the amount of each shareholder’s pro-rata share (by country) of (i) the foreign taxes paid, and (ii) such Fund’s gross income from foreign sources. Of course, shareholders who are not liable for Federal income taxes, such as retirement plans qualified under Section 401 of the Internal Revenue Code, will not be affected by any such “pass through” of foreign tax credits.

Investments in Passive Foreign Investment Companies. If a Fund purchases shares in certain foreign investment entities, referred to as “passive foreign investment companies” (PFICs under the Internal Revenue Code), the Fund itself may be subject to US Federal income tax, and an additional charge in the nature of interest, on a portion of any “excess distribution” from such company or gain from the disposition of such shares, even if the distribution or gain is paid by such Fund as a dividend to its shareholders. If the Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a “QEF”), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Internal Revenue Code, a pro rata portion of the QEF’s ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. Alternatively, the Fund could elect to “mark to market” at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Internal Revenue Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. The Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

Certain Foreign Currency Transactions. Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also may be treated as ordinary gain or loss. To the extent treated as ordinary gains or losses, these gains or losses increase or decrease the amount of a Fund’s net investment income available to be distributed to its shareholders as ordinary income.

Options Transactions. A special “marked-to-market” system governs the taxation of “section 1256 contracts,” which include certain listed options. Each Fund may invest in such section 1256 contracts. In general, gain or loss on section 1256 contracts will be taken into account for tax purposes when actually realized. In addition, any section 1256 contracts held at the end of a taxable year will be treated as sold at fair market value (that is, marked-to-market), and the resulting gain or loss will be recognized for tax purposes. In general, gain or loss recognized by a Fund on the actual or deemed disposition of a section 1256 contract will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the period of time the section 1256 contract is actually held by such Fund. Each Fund can elect to exempt its section 1256 contracts which are part of a “mixed” straddle from the application of section 1256.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Funds are required to withhold and remit to the US Treasury Department a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the US Treasury Department, a Fund may be fined on an annual basis for each account for which a certified taxpayer identification number (social security number for individuals) is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder’s account and offset against any undistributed dividends and capital gain distributions. The Funds also reserve the right to close any account which does not have a certified taxpayer identification number or social security number, as applicable.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) depends on whether the income from a Fund is “effectively connected” with a US trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a US trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder generally will be subject to a 30% US withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty or law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the US withholding tax.

If the income from a Fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of that Fund will be subject to US federal income tax at the graduated rates applicable to US citizens or domestic corporations. In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold US federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish that Fund with proper notification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to US federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for US federal estate tax purposes, subject to any applicable estate tax treaty.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement, dated January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Funds. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Funds’ capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares, as set forth above under “Dealer Reallowances” and, prior to June 4, 2007, Class C shares. Seligman Advisors retains the balance of sales charges and any CDSC paid by investors.

Total sales charges paid by shareholders of Class A shares of the Funds for the fiscal years ended October 31, 2007, 2006 and 2005, and (only through June 3, 2007) Class C shares of the Funds for the fiscal years ended October 31, 2007, 2006 and 2005, are shown below. Also shown below are the amounts of Class A and Class C sales charges that were retained by Seligman Advisors. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares.

	2007
		Amount of Class A and Class C Sales Charges Retained by Seligman Advisors
Fund	Total Sales Charges Paid by Shareholders on Class A and Class C Shares

Emerging Markets Fund	$96,065	$85,406
Global Growth Fund	12,554	11,195
Global Smaller Companies Fund	43,351	38,776
Global Technology Fund	309,290	274,719
International Growth Fund	48,664	43,412

	2006

Fund	Total Sales Charges Paid by Shareholders on Class A and Class C Shares	Amount of Class A and Class C Sales Charges Retained by Seligman Advisors

Emerging Markets Fund	$165,557	$147,949
Global Growth Fund	11,589	10,331
Global Smaller Companies Fund	70,076	63,244
Global Technology Fund	179,514	159,632
International Growth Fund	48,229	43,063

	2005

Fund	Total Sales Charges Paid by Shareholders on Class A and Class C Shares	Amount of Class A and Class C Sales Charges Retained by Seligman Advisors

Emerging Markets Fund	$63,487	$55,662
Global Growth Fund	41,625	37,253
Global Smaller Companies Fund	66,028	58,714
Global Technology Fund	101,356	90,168
International Growth Fund	95,948	85,890

Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Funds, received the following commissions (including sales charges after January 1, 2006 that otherwise would have been paid to Seligman Services) and other compensation from the Funds during the fiscal year ended October 31, 2007:

Fund	Net Underwriting Discounts and Commissions (Class A and Class C Front-end Sales Charges Retained)(1)	Compensation on Redemptions and Repurchases (CDSC Retained on Class A, Class C, Class D and Class R Shares)(2)	Brokerage Commissions	Other Compensation(3)

Emerging Markets Fund	$10,658	$12,426	$-0-	$61,086
Global Growth Fund	1,359	12,133	-0-	6,808
Global Smaller Companies Fund	4,575	32,113	-0-	56,744
Global Technology Fund	34,571	29,748	-0-	114,424
International Growth Fund	5,252	28,157	-0-	49,724

(1)          Effective June 4, 2007, there is no initial sales charges on purchases of Class C shares. Accordingly, any net underwriting discounts and commissions in respect of Class C shares retained by Seligman Advisors would relate to purchases prior to June 4, 2007

(2)          Seligman Advisors has sold its rights to collect a substantial portion of the distribution fees paid by each Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to the Purchasers in connection with an arrangement discussed above under “Rule 12b-1 Plans.”

(3)          During the fiscal year ended October 31, 2007, Seligman Advisors received distribution and service fees in respect of Class B, Class C, Class D and Class R shares pursuant to the Fund’s Rule 12b-1 Plan. These amounts and the arrangements pursuant to which such compensation is paid are detailed above under the discussion “Rule 12b-1 Plan.”

Other Payments

Seligman Advisors pays authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of the Seligman mutual funds (other than Seligman TargetHorizon ETF Portfolios, Inc. (the “TargETFunds”) and Seligman Cash Management Fund, Inc. (the “Cash Fund”)) of $1,000,000 or more (“NAV sales”), calculated as follows:

Amount of Purchase	Payment to Dealer (as a % of NAV Sales)

$1,000,000 - $3,999,999	1.00%
$4,000,000 - $24,999,999	0.50%
$25,000,000 or more	0.25%

With respect to purchases of Class A shares of the TargETFunds, Seligman Advisors shall pay authorized dealers or investment advisors 0.25% on NAV sales attributable to such funds. Assets exchanged from the TargETFunds to another Seligman mutual fund are not eligible for the fees described above. Class A shares representing only an initial purchase of the Cash Fund. are not eligible for the fees described above; however, such shares will become eligible for the applicable fee described above once they are exchanged for Class A shares of another Seligman mutual fund. The calculation of the fee will be based on assets held by a “single person,” including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors also pays authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an “eligible employee benefit plan” that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the applicable fee described below are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has, for accounts opened prior to January 7, 2008, at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available or, for accounts opened on or after January 7, 2008, at least $2 million in plan assets at the time of investment in the Fund. The payment schedule, for each calendar year, in respect of the Seligman mutual funds (other than the TargETFunds and the Cash Fund) is as follows:

Amount of Purchase	Payment to Dealer (as a % of NAV Sales)

Sales up to but not including $4,000,000	1.00%
$4,000,000 - $24,999,999	0.50%
$25,000,000 or more	0.25%

The payment is based on cumulative sales for each plan during a single calendar year, or portion thereof. Assets exchanged from the TargETFunds to another Seligman mutual fund are not eligible for the fees described above. Class A shares representing only an initial purchase of the Cash Fund are not eligible for the fees described above; however, such shares will become eligible for the applicable fee once they are exchanged for Class A shares of another Seligman mutual fund. The payment schedule, for each calendar year, in respect of the TargETFunds is 0.25% of sales. These fees in respect of eligible employee benefit plans and the fees on NAV sales described above are not duplicative (i.e., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan).

With respect to the fees relating to eligible employee benefit plans and NAV sales (each as described above), no fees shall be payable on any assets invested in a Fund by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Fund.

Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively,

“Financial Intermediaries”), subject to Seligman’s and Seligman Advisors’ respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the “Seligman Funds”). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors’ internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors’ headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors’ internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors’ promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the annual operating expenses set forth in the Prospectus.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the Financial Intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds, and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders’ fees and loads paid by Seligman Advisors, as set forth in the prospectus or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

Calculation of Performance Data

The Funds may quote performance data in various ways. All performance information supplied by the Funds in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions, if any, and may or may not include the effect of a Class’s maximum initial sales charge and/or contingent deferred sales charge (CDSC), as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $50,000 is 5.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented the Funds’ Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical $1,000 investment in a Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Average annual total returns include any applicable maximum initial sales charge or CDSC.

Cumulative total returns reflect the simple change in the value of a hypothetical investment in a Fund over a stated period. The cumulative total return for each Class of shares of a Fund shown below is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period; subtracting the maximum initial sales charge for Class A shares; determining the total value of all dividends and distributions, if any, that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B, Class C, Class D and Class R shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

No adjustments have been made for any income taxes payable by investors on dividends or gain distributions or on the redemption of shares. Seligman and/or the prior subadviser waived its fees and reimbursed certain expenses during some of the periods above, which positively affected the performance results presented.

Historical Investment Results

Class A

The average annual total returns for the one-, five- and ten-year periods ended October 31, 2007 for the Class A shares of the Emerging Markets Fund were 58.92%, 37.75% and 11.35%, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2007 for the Class A shares of the Global Growth Fund were 27.44%, 16.12% and 5.39%, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2007 for the Class A shares of the Global Smaller Companies Fund were 11.75%, 20.04% and 5.05%, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2007 for the Class A shares of the Global Technology Fund were 21.15%, 17.39% and 7.55%, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2007 for the Class A shares of the International Growth Fund were 32.00%, 20.05% and 2.94%, respectively. The average annual total returns for each Fund’s Class A shares were computed by assuming a hypothetical initial investment of $1,000 in Class A shares of each Fund, subtracting the maximum initial sales charge of 5.75% of the public offering price, and assuming that all of the dividends and capital gain distributions paid by the Fund’s Class A shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods, the entire amounts were redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

Class B

The average annual total returns for the one-, five- and ten-year periods ended October 31, 2007 for the Class B shares of the Emerging Markets Fund were 62.30%, 38.18% and 11.30%, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2007 for the Class B shares of the Global Growth Fund were 29.14%, 16.42% and 5.39%, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2007 for the Class B shares of the Global Smaller Companies Fund were 12.77%, 20.35% and 5.02%, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2007 for the Class B shares of the Global Technology Fund were 22.61%, 17.66% and 7.53%, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2007 for the Class B shares of the International Growth Fund were 33.98%, 20.37% and 2.95%, respectively. The average annual total returns for each Fund’s Class B shares were computed by assuming a hypothetical initial investment of

$1,000 in Class B shares of the Fund, and assuming that all of the dividends and capital gain distributions paid by the Fund’s Class B shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five-, and ten-year periods, the entire amounts were redeemed, subtracting the applicable CDSC. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

Class C

The average annual total returns for the one- and five-year periods ended October 31, 2007 and for the period from May 27, 1999 (inception) to October 31, 2007 for the Class C shares of the Emerging Markets Fund were 66.33%, 38.38% and 15.67%, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2007 and for the period from May 27, 1999 (inception) to October 31, 2007 for the Class C shares of the Global Growth Fund were 32.97%, 16.59% and 3.26%, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2007 and for the period from May 27, 1999 (inception) to October 31, 2007 for the Class C shares of the Global Smaller Companies Fund were 16.70%, 20.61% and 6.30%, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2007 and for the period from May 27, 1999 (inception) to October 31, 2007 for the Class C shares of the Global Technology Fund were 26.59%, 17.88% and 5.00%, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2007 and for the period from May 27, 1999 (inception) to October 31, 2007 for the Class C shares of the International Growth Fund were 38.00%, 20.56% and 1.69%, respectively. The average annual total returns for each Fund’s Class C shares were computed by assuming a hypothetical initial investment of $1,000 in Class C shares of each Fund and assuming that all of the dividends and capital gain distributions paid by the Fund’s Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the periods since inception of each Fund’s Class C shares, the entire amount was redeemed, subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

Class D

The average annual total returns for the one-, five- and ten-year periods ended October 31, 2007 for the Class D shares of the Emerging Markets Fund were 66.31%, 38.38% and 11.17%, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2007 for the Class D shares of the Global Growth Fund were 33.14%, 16.59% and 5.24%, respectively. The average annual total returns for the one-, five-, and ten-year periods ended October 31, 2007 for the Class D shares of the Global Smaller Companies Fund were 16.72%, 20.58% and 4.87%, respectively. The average annual total returns for the one-, five, and ten-year periods ended October 31, 2007 for the Class D shares of the Global Technology Fund were 26.57%, 17.89% and 7.35%, respectively. The average annual total returns for the one-, five- and ten-year periods ended October 31, 2007 for the Class D shares of the International Growth Fund were 37.90%, 20.56%, and 2.81%, respectively. The average annual total returns for each Fund’s Class D shares were computed by assuming a hypothetical initial investment of $1,000 in Class D shares of the Fund, assuming that all dividends and distributions paid by the Fund’s Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods of a Fund’s Class D shares (as applicable), the entire amounts were redeemed, subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

Class I

The average annual total returns for the one- and five-year periods ended October 31, 2007 and for the period from November 30, 2001 (commencement of offering of shares) through October 31, 2007 for the Class I shares of Emerging Markets Fund were 69.61%, 40.62% and 32.65%, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2007 and for the period from November 30, 2001 (commencement of offering of shares) through October 31, 2007 for the Class I shares of Global Growth Fund were 35.78%, 18.22% and 8.38%, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2007 and for the period from November 30, 2001 (commencement of offering of shares) through October 31, 2007 for the Class I shares of Global Smaller Companies Fund were 19.24%, 22.23% and 13.40%, respectively. The average annual total returns for the one- and five-year periods ended October 31, 2007 and for the period from November 30, 2001 (commencement of offering of shares) through October 31, 2007 for the Class I shares of International Growth Fund were 40.92%, 22.59% and 14.89%, respectively. The average annual total returns for each Fund’s Class I shares were computed by assuming a hypothetical initial investment of $1,000 in Class I shares of the Funds, and assuming that all of the dividends and capital gain distributions paid by the Fund’s Class I shares, if any, were reinvested over the relevant period. It was then assumed that at the end of the one- and five-year periods and the period since inception of each Fund’s Class I shares, the entire amounts were redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

Class R

The average annual returns for the one-year period ended October 31, 2007 and for the period from April 30, 2003 (commencement of offering of shares) through October 31, 2007 for the Class R shares of the Emerging Markets Fund were 67.16% and 42.62%, respectively. The average annual returns for the one-year period ended October 31, 2007 and for the period from April 30, 2003 (commencement of offering of shares) through October 31, 2007 for the Class R shares of the Global Growth Fund were 33.82% and 18.51%, respectively. The average annual returns for the one-year period ended October 31, 2007 and for the period from April 30, 2003 (commencement of offering of shares) through October 31, 2007 for the Class R shares of the Global Smaller Companies Fund were 17.30% and 23.93%, respectively. The average annual returns for the one-year period ended October 31, 2007 and for the period from April 30, 2003 (commencement of offering of shares) through October 31, 2007 for the Class R shares of the Global Technology Fund were 27.23% and 18.79%, respectively. The average annual returns for the one-year period ended October 31, 2007 and for the period from April 30, 2003 (commencement of offering of shares) through October 31, 2007 for the Class R shares of the International Growth Fund were 38.68% and 24.04%, respectively. The total returns for each Fund’s Class R shares were computed by assuming a hypothetical initial investment of $1,000 in Class R shares of the Funds, and assuming that all of the dividends and capital gain distributions paid by the Fund’s Class R shares, if any, were reinvested over the relevant period. It was then assumed that at the end of the one-year period and the period since inception of each Fund’s Class R shares, the entire amounts were redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

Cumulative Total Returns
Class A

Fund	Total Return through 10/31/07 (1)	Value of Initial $1,000 Investment

Emerging Markets Fund	210.86%	$3,109
Global Growth Fund	79.26	1,793
Global Smaller Companies Fund	73.55	1,736
Global Technology Fund	119.59	2,196
International Growth Fund	41.79	1,418

Class B*

Fund	Total Return through 10/31/07 (1)	Value of Initial $1,000 Investment

Emerging Markets Fund	191.57%	$2,916
Global Growth Fund	69.12	1,691
Global Smaller Companies Fund	63.31	1,633
Global Technology Fund	106.69	2,067
International Growth Fund	33.73	1,337

Class C

Fund	Total Return through 10/31/07 (1)	Value of Initial $1,000 Investment

Emerging Markets Fund	241.36%	$3,414
Global Growth Fund	31.06	1,311
Global Smaller Companies Fund	67.48	1,675
Global Technology Fund	50.90	1,509
International Growth Fund	15.15	1,151

Class D

Fund	Total Return through 10/31/07 (1)	Value of Initial $1,000 Investment

Emerging Markets Fund	188.27%	$2,883
Global Growth Fund	66.68	1,667
Global Smaller Companies Fund	60.92	1,609
Global Technology Fund	103.18	2,032
International Growth Fund	31.97	1,320

Class I

Fund	Total Return through 10/31/07 (1)	Value of Initial $1,000 Investment

Emerging Markets Fund	432.81%	$5,328
Global Growth Fund	61.04	1,610
Global Smaller Companies Fund	110.59	2,106
International Growth Fund	127.44	2,274

	Class R
Fund	Total Return through 10/31/07 (1)	Value of Initial $1,000 Investment

Emerging Markets Fund	395.34%	$4,953
Global Growth Fund	114.95	2,150
Global Smaller Companies Fund	162.98	2,630
Global Technology Fund	117.28	2,173
International Growth Fund	164.02	2,640

Reflects automatic conversion to Class A shares approximately eight years after purchase, as applicable.

(1)	From commencement of operations on:

	Fund	Class A Shares	Class B Shares	Class C Shares	Class D Shares	Class I Shares	Class R Shares
	Emerging Markets Fund	5/28/96	5/28/96	5/27/99	5/28/96	11/30/01	4/30/03

	Global Growth Fund	11/1/95	4/22/96	5/27/99	11/1/95	11/30/01	4/30/03
	Global Smaller	—	4/22/96	5/27/99	—	11/30/01	4/30/03
Companies Fund
	Global Technology Fund	5/23/94	4/22/96	5/27/99	5/23/94	not offered	4/30/03
	International Growth	—	4/22/96	5/27/99	—	11/30/01	4/30/03
Fund

Financial Statements

The Annual Report to shareholders for the fiscal year ended October 31, 2007 contains a portfolio of the investments of each of the Funds as of October 31, 2007, as well as certain other financial information as of that date. The financial statements and notes included in the Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished without charge to investors who request copies of this SAI.

General Information

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Series shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or Fund affected by such matter. Rule 18f-2 further provides that a class or Fund shall be deemed to be affected by a matter unless it is clear that the interests of each class or Fund in the matter are substantially identical or that the matter does not affect any interest of such class or Fund. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.

Custodian and Recordkeeping Agents. JP Morgan Chase Bank N.A., One Chase Manhattan Plaza, New York, NY 10005-1401, serves as custodian for the Funds. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, maintains, under the general supervision of Seligman, certain accounting records and determines the net asset value for the Funds.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, have been selected as auditors of the Funds. Their address is Two World Financial Center, New York, NY 10281.